As filed with the U.S. Securities and Exchange Commission on April 25, 2017
Registration No. 333-71136

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 17 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 77 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[X] on May 1, 2017 pursuant to paragraph (b) of Rule 485
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 1, 2017
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
SPVL
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
500 Index B
Active Bond
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Growth PS
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
SPVL 5/2017

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This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different.
The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
RISKS/BENEFITS SUMMARY
Benefits
Some of the benefits of purchasing the Policy are described below.
Death Benefit Protection: This prospectus describes variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Tax Deferred Accumulation: Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.
Investment Options: In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.
Flexibility: You may select additional policy riders. You are able to select, monitor, and change investment choices within your policy.
Access To Your Policy Values: Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. However, if the Policy is a MEC, any withdrawal (including a loan) may be taxable.
Risks
Some of the risks of purchasing the Policy are described below.
Fluctuating Investment Performance: Policy Value invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.
Unsuitable for Short-Term Investment: The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse: There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the Lapse Protection Benefit. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less
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the investment in the Policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.
Decreasing Death Benefit: Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender: There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.
Adverse Tax Consequences: You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
Except for certain Policies issued in exchange for a policy which is not a modified endowment contract (a “MEC”), the Policy will be treated as a MEC for Federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the Policy (or any loan, partial withdrawal, assignment or pledge of the Policy within two years before the Policy becomes a MEC) may be subject to income tax and a 10% penalty tax.
FEE TABLES
The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you surrender the Policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Surrender Charge (Load)	Upon withdrawal, surrender or Policy lapse	10% [1]
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

1 The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge. The maximum surrender charge is 10% for Policy Year 1. Surrender charges for Policy Years 2 and after are set forth below.
Policy Year	Surrender Charge	Policy Year	Surrender Charge
1	10.00%	6	5.00%
2	9.00%	7	4.00%
3	8.00%	8	3.00%
4	7.00%	9	1.50%
5	6.00%	10+	0.00%
If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charges deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.
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The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.
Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 55 year old preferred non-smoking male)	$0.18 per $1,000 of the net amount at risk
Premium Load	Monthly	0.03% of Policy Value (equivalent to 0.36% annually)[2] during the first 10 Policy Years
Mortality and Expense Risk Charge	Monthly	0.08% monthly[3].
Administration Charge	Monthly	$7.50 plus 0.01% monthly
Loan Interest Rate (Net)	Annually	Preferred Loans	0%
		Nonpreferred Loans	2%

1   The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.
2   If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment.
3   In Policy Years 1-10. Thereafter the charge is 0.03% monthly (0.30% annually).
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. Except for the 500 Index B portfolio, which offers NAV Class shares, all of the portfolios available under your policy offer Series 1 Class shares.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.52%, respectively.
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Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
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Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
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Portfolio	Subadviser	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index B	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
POLICY SUMMARY
General
This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy’s provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.
Death Benefits
The Policy provides a death benefit. The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).
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Premiums
The Policy permits the payment of a large initial premium. The initial premium may be 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount). However, in the case of simplified underwriting, and in order to qualify for the Lapse Protection Benefit, 100% of the Guideline Single Premium is required. The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under “Premium Payments—Subsequent Premiums.” Premiums will be allocated, according to your instructions and at the Company’s discretion, to our Fixed Account and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts subject to limitations described below.
Policy Value
The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.
Policy Loans
You may borrow an amount not to exceed 90% of your Policy’s Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death, or upon surrender. Policy loans may have tax consequences. See section entitled “Tax Considerations” for a discussion of the potential Federal income tax implications of a loan from the Policy.
Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.
You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.
See section entitled “Tax Considerations” for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.
Lapse and Reinstatement
Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.
A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any Life Insured has died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”
See section entitled “Tax Considerations” for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.
Taxation of Policy Benefits
Characterization of a Policy as a MEC. Section 7702A of the Internal Revenue Code of 1986 (the “Code”) establishes a class of life insurance contracts designated as Modified Endowment Contracts (“MECs”), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any
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time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the “seven-pay test”). A Policy that is not already a MEC may become one if there is a “material change” in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:
•	it was received in exchange for another life insurance policy which was not a MEC,
•	no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and
•	the death benefit on the new Policy is not less than the death benefit on the exchanged policy.
If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.
In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.
MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).
For further information regarding the tax treatment of Policies that are MECs, see “Tax Considerations—Tax Treatment of Policy Benefits.”
Charges and Deductions
We assess certain charges and deductions in connection with the Policy. These include:
•	charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses,
•	charges deducted from premiums paid, and
•	charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.
These charges are summarized in the Fee Tables. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.
In addition, there are charges deducted from each Portfolio. For more information, please refer to the prospectus for the underlying portfolio.
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Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described in the Table of Investment Options and Investment Subadvisers.
The Portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.
Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company’s satisfaction.
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Policies may be issued on a basis which does not take into account the insured’s sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.
Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if (a) their application responses and initial payment meet simplified underwriting standards and (b) the initial premium is 100% of the Guideline Single Premium. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.
Age*	Simplified Underwriting Maximum Initial Payment
20-29	$ 30,000
30-39	$ 60,000
40-49	$100,000
50-74	$150,000
75-90	$100,000

* In the case of a Survivorship Policy, the youngest of the Lives Insured.
Each Policy has a Policy Date, an Effective Date and an Issue Date (See “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which the Suicide and Incontestability periods are measured.
If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and
•	the Issue Date will be the date the Company issues the Policy.
The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.
Minimum Initial Face Amount
The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.
Backdating a Policy
Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.
As of the Effective Date, the premiums paid plus interest credited, net of the premium charge (if any), will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
Temporary Insurance Agreement
In accordance with the Company’s underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company’s usual and customary underwriting standards for the coverage applied for.
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The acceptance of an application is subject to the Company’s underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.
Right to Examine the Policy
A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:
(1)  the amount of all premiums paid less any partial withdrawals or policy loans, or
(2)  the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios; minus any partial withdrawals made and policy loans taken.
Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.
During the “Right to Examine the Policy Period,” Policy Value may be allocated to the sub-accounts of the Separate Account except in states where premium must be refunded if the Policyowner elects to cancel the Policy (in these states the premium will be allocated to the money market portfolio for the duration of the Right to Examine period).
If a policyowner requests an increase in face amount, he or she will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the right to examine period will be refunded, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.
The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.
The following is applicable to residents of California only
Residents in California age 60 and greater may return the Policy for a refund at any time within 30 days after receiving it. The Policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the Policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid less any partial withdrawals or policy loans. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you
(a)  the value of the amount allocated to the Separate Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date not including fees and expenses of the Portfolios; minus
(b)  any partial withdrawals made and policy loans taken.
Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.
Life Insurance Qualification
A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.
Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).
Changes to the Policy may affect the maximum amount of premiums, such as:
•	Change in risk classification
•	Partial withdrawals
•	Addition or deletion of supplementary benefits
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Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under “Death Benefits”).
DEATH BENEFITS
If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Lives Insured although the insurance benefit is payable on the death of the last to die of the Lives Insured. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. If the Life Insured should die after the Company’s receipt of a request for surrender, no insurance benefit will be payable, and the Company may pay only the Net Cash Surrender Value. Please contact our Service Office for more information.
The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.
Death Benefit
The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his Investment Account Value to the Fixed Account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured’s death.
Minimum Death Benefit
The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insured in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.
Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.
Lapse Protection Benefit
The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.
The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing.
The Lapse Protection Benefit terminates on the Maturity Date of the Policy unless the Maturity Advantage Option has been elected and the policyowner’s existing Investment Account Value is transferred to the Fixed Account on the Maturity Date.
A Policy will not lapse as long as the requirements of the Lapse Protection Benefit are satisfied. However, since the Lapse Protection Benefit allows a Policy to remain in effect with a zero Net Cash Surrender Value, a policyowner utilizing this benefit may forego the advantage of building up a significant Policy Value under the Policy.
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Factors that Affect the Death Benefit
In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the Policy. The death benefit will be the Face Amount of the Policy or, if greater, the Minimum Death Benefit.
Maturity Date
Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Lives Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.
Maturity Advantage Option
If the Life Insured is alive (or in the case of a Survivorship Policy, the last to die of the Lives Insured is alive) on the Maturity Date, the policyowner may elect to continue the Policy. The policyowner’s written election to continue the Policy must be received at the Service Office prior to the Maturity Date. If this election is made, the Policy will continue in force subject to the following:
•	unless the policyowner elects otherwise, any existing Investment Account Value will be transferred to the Fixed Account (if the Policyowner elects not to transfer the Investment Account Value, the death benefit will be equal to the Policy Value at the date of the Life Insured’s death);
•	no additional premium payments will be accepted although loan repayments will be accepted;
•	no additional charges or deductions (as described under “Charges and Deductions”) will be assessed;
•	interest on any Policy Debt will continue to accrue;
•	the death benefit described above will be payable to the beneficiary upon receipt of due proof of death of the Life Insured; and
•	the death benefit payable after the Maturity Date if the Maturity Advantage Option is elected is the greater of the Face Amount or the Minimum Death Benefit (as described above) less any Policy Debt due at the date of death.
If the Policy is continued after the Maturity Date, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.
PREMIUM PAYMENTS
Initial Premiums
The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The policyowner may choose an initial premium that is 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner). In the case of simplified underwriting, the initial premium must be 100% of the Guideline Single Premium for the Face Amount of the Policy.
The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing. Therefore, prospective policyowners should discuss with their financial adviser the appropriate percentage of Guideline Single Premium for a given Face Amount.
No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.
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Subsequent Premiums
After payment of the initial premium, additional premiums may be made subject to the following conditions:
•	while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;
•	Face Amount increases are not permitted in connection with additional premiums (therefore, the total of all premiums paid for a Policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the Policy);
•	the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code; and
•	additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.
The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company’s underwriters approve the additional premium.
Maximum Premium Limitation
The Policy is issued under the Guideline Premium Test, which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.
If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
Net Premiums paid will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.
CHARGES AND DEDUCTIONS
Premium Load
A Premium Load of 0.03% of Policy Value is deducted monthly (equivalent to 0.36% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.03% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:
•	the initial premium payment is $100,000,
•	an additional premium payment of $50,000 is made in Policy Year 7, and
•	the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment), then 0.03% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.03% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.
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Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value. The premium load is paid to the Company and is designed to cover a portion of the Company’s acquisition and sales expenses and federal DAC and premium taxes.
Surrender Charges
During the Surrender Charge Period, the Company will deduct a Surrender Charge if:
•	the Policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made (above the Free Withdrawal Amount), or
•	the Policy terminates due to default.
Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.
The surrender charge, together with a portion of the premium load, are paid to the Company and are designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature.
Surrender Charge Calculation. The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.
Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%
If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.
We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.
Surrender Charges on a Partial Withdrawal. Free Withdrawal Amount. A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the “Free Withdrawal Amount”). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.
Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. On and after the Maturity Date, if there is a Policy Debt
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under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:
•	a Premium Load (described above), if applicable;
•	an administration charge;
•	a charge for the cost of insurance;
•	a mortality and expense risks charge;
•	if applicable, a charge for any supplementary benefits added to the Policy.
Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.
Administration Charge. This charge will be equal to $7.50 per Policy Month plus 0.01% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.
Cost of Insurance Charge. The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.
The net amount at risk is equal to (a) minus (b) where:
(a)  is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
(b)  is the Policy Value as of the first day of the Policy Month.
Since the net amount at risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Lives Insured on the basis described above and then are blended to produce a single cost of insurance rate.
Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.
The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.
Mortality and Expense Risks Charge. A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy. The charge varies by Policy Year as follows:
PolicyYear	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Expense Risks Charge
1-10	0.08%	0.90%
11+	0.03%	0.30%

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.
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Charges for Supplementary Benefits. If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.
Reduction in Charges
The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
At the present time, the Company makes no specific charge for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.
POLICY VALUE
Determination of the Policy Value
A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”
Investment Accounts. An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.
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Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see “The General Account—Fixed Account”.
Loan Account. Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see “Policy Loans—Loan Account”.
Units and Unit Values
Crediting and Canceling Units. Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.
A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.
Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
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To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
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Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.
POLICY LOANS
While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.
Maximum Loanable Amount. The Maximum Loanable Amount is 90% of the Policy’s Net Cash Surrender Value.
Effect of Policy Loans
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
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If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations—Policies Which Are MECs,” and “Tax Considerations—Policies Which Are Not MECs.”
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. The actual rate charged is equal to the Loan Interest Credited Differential, which is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.
Preferred Loans. Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy (“Preferred Loans”). Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. For Preferred Loans, then, the actual rate charged is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account, or 0%.
The Company may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a Policy that is not a MEC, the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.
If the Policy is a MEC then, regardless of the Loan Interest Credited Differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations—Policies Which Are MECs,” and “Tax Considerations—Policies Which Are Not MECs.”
Nonpreferred Loans. For loans that are not Preferred Loans, interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. For these loans, then, the actual rate of interest charged on the policy loan is currently 2.00%.
If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a Survivorship Policy) reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
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Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.
Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled “Tax Considerations” for a discussion of the potential Federal income tax implications of a surrender of the Policy.
Partial Withdrawals
A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see “Charges and Deductions—Surrender Charges.” See section entitled “Tax Considerations” for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.
If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.
Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.
Reduction in Face Amount due to a Partial Withdrawal. A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced to an amount equal to (a) multiplied by (b) where:
(a)  is the Face Amount prior to the withdrawal; and
(b)  is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.
If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.
LAPSE AND REINSTATEMENT
Lapse
Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month that the Policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the
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policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled “Tax Considerations—Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse of the Policy.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.
Maturity Advantage Option. If the Policy is extended after the Maturity Date by electing the Maturity Advantage Option, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value.
The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.
Reinstatement
A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Lives Insured have died since the Policy lapsed;
•	Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and
•	A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the later of the next Policy Anniversary or for at least three Policy Months is paid.
If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner’s request or the date the required payment is received at the Company’s Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled “Tax Considerations—Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.
Termination
The Policy will terminate on the earliest to occur of the following events:
•	the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default,
•	surrender of the Policy for its Net Cash Surrender Value;
•	the Maturity Date unless the policyowner has elected the Maturity Advantage option;
•	the death of the Life Insured.
THE GENERAL ACCOUNT
The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account.
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Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the net premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Policyowner Rights
Unless otherwise restricted by a separate agreement, the policyowner may, until the earlier of the life insured’s death or when the life insured reaches Attained Age 100:
•	Take loans and/or partial withdrawals.
•	Surrender the contract.
•	Transfer ownership to a new owner.
•	Name a contingent owner that will automatically become owner if the policyowner dies before the insured.
•	Change or revoke a contingent owner.
•	Change or revoke a beneficiary.
Assignment of Rights. The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.
Beneficiary
One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured’s lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner’s estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.
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Incontestability
The Company will not contest the validity of a Policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit and an acceleration of benefits in the event of a terminal illness. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any
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DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if
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the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
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•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from
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distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, you may be subject to tax in the country or territory in which you reside. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
OTHER INFORMATION
Payment of Proceeds
As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in a John Hancock retained asset account. Please contact our Service Office for more information.
The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:
(i)   the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii)   trading on the New York Stock Exchange is restricted,
(iii)   an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or
(iv)   the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
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Reports to Policyowners
Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other Policy transactions made during the period since the last report; and
•	any other information required by law.
Each policyowner will also be sent an annual and a semi-annual report for each Portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number
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of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 8.5% of the target premium paid in the first policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock USA
John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.
Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
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John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.
John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.
All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.
State Regulation
John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.
John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
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Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard Risk Classification.
Attained Age: is the Age on the Policy Date at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.
The Company (or “we,” “us” or “our”): refers to John Hancock Life Insurance Company (U.S.A.)
Earnings: is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.
Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.
Guideline Single Premium: is the maximum premium that can be paid under the Guideline Premium Test (described under “Life Insurance Qualification”) which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.
Investment Account: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.
Life Insured: is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Maturity Date: is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue. The Maturity Date may be extended pursuant to the Maturity Advantage Option described under “Maturity Date.”
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
Policy Date: is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company’s satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a)   is the total amount of loans borrowed as of such date;
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(b)   is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
(c)   is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)   is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Single Life Policy: is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.
Separate Account: refers to Separate Account A of the Company.
Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.
Surrender Charge Period: is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.
Survivorship Policy: is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.
Written Request: is the policyowner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-71136

Statement of Additional Information
dated May 1, 2017
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2016, 2015, and 2014, was $100,416,732, $120,545,566, and, 132,392,739, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
333-85284	333-131299	333-157212
333-88748	333-141692	333-179570
333-71136	333-148991	333-193994
333-100597	333-151630	333-194818
333-124150	333-153252
4

AUDITED STATUTORY-BASIS FINANCIAL

STATEMENTS AND SUPPLEMENTARY

INFORMATION

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2016, 2015 and 2014

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2016, 2015 and 2014

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2016	2015

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$45,231	$44,463
Stocks:
Preferred stocks	25	23
Common stocks	1,063	658
Investments in affiliates	3,429	3,205
Mortgage loans on real estate	11,631	10,475
Real estate:
Company occupied	295	299
Investment properties	5,953	6,487
Cash, cash equivalents and short-term investments	3,879	4,528
Policy loans	2,722	3,718
Derivatives	10,851	11,001
Receivable for collateral on derivatives	-	26
Receivable for securities	18	5
Other invested assets	6,656	5,618

Total cash and invested assets	91,753	90,506
Investment income due and accrued	752	758
Premiums due and deferred	277	303
Amounts recoverable from reinsurers	280	162
Net deferred tax asset	177	-
Funds held by or deposited with reinsured companies	3,488	3,660
Other reinsurance receivable	200	670
Amounts due from affiliates	411	304
Other assets	1,407	1,755
Assets held in separate accounts	131,147	129,725

Total admitted assets	$229,892	$227,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2016	2015

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$67,125	$66,516
Policyholders’ and beneficiaries funds	2,717	2,624
Consumer notes	201	265
Dividends payable to policyholders	422	428
Policy benefits in process of payment	526	499
Other amount payable on reinsurance	830	480
Other policy obligations	60	68

Total policy and contract obligations	71,881	70,880
Payable to parent and affiliates	1,436	1,816
Transfers to (from) separate account, net	(423)	(540)
Asset valuation reserve	2,106	1,844
Reinsurance in unauthorized companies	3	3
Funds withheld from unauthorized reinsurers	7,463	7,784
Interest maintenance reserve	1,351	1,630
Current federal income taxes payable	230	-
Net deferred tax liability	-	387
Derivatives	5,370	6,094
Payables for collateral on derivatives	1,907	1,640
Payables for securities	28	42
Other general account obligations	1,239	1,094
Obligations related to separate accounts	131,147	129,725

Total liabilities	223,738	222,399

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2016 and 2015)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2016 and 2015)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	585	990
Unassigned surplus	2,368	1,253

Total capital and surplus	6,154	5,444

Total liabilities and capital and surplus	229,892	227,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$13,227	$16,323	$12,738
Consideration for supplementary contracts with life contingencies	201	140	183
Net investment income	4,308	4,387	4,297
Amortization of interest maintenance reserve	191	181	176
Commissions and expense allowance on reinsurance ceded	629	1,040	817
Reserve adjustment on reinsurance ceded	(7,297)	(16,494)	(10,652)
Separate account administrative and contract fees	1,697	1,786	1,841
Other revenue	434	415	467

Total premiums and other revenues	13,390	7,778	9,867

Benefits paid or provided:
Death, surrender and other contract benefits, net	10,220	9,762	9,064
Annuity benefits	1,622	1,796	1,733
Disability and long-term care benefits	664	647	584
Interest and adjustments on policy or deposit-type funds	94	91	125
Payments on supplementary contracts with life contingencies	191	179	170
Increase (decrease) in life and long-term care reserves	1,784	(2,506)	2,161

Total benefits paid or provided	14,575	9,969	13,837

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,049	1,289	1,203
General expenses	943	960	972
Insurance taxes, licenses and fees	171	145	138
Net transfers to (from) separate accounts	(5,581)	(6,554)	(8,229)
Investment income ceded	1,240	2,465	4,954
Other deductions	21	(160)	21

Total insurance expenses and other deductions	(2,157)	(1,855)	(941)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	972	(336)	(3,029)
Dividends to policyholders	131	(36)	77

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	841	(300)	(3,106)
Federal income tax expense (benefit)	(121)	(778)	(716)

Income (loss) from operations before net realized capital gains (losses)	962	478	(2,390)

Net realized capital gains (losses)	(933)	216	(74)

Net income (loss)	$29	$694	$(2,464)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2014	$5	$3,196	$990	$1,618	$5,809
Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	5	3,196	990	1,137	5,328

Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	5	3,196	990	1,253	5,444

Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	$5	$3,196	$585	$2,368	$6,154

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$13,411	$19,961	$12,924
Net investment income received	4,415	4,600	4,399
Separate account fees	1,697	1,786	1,841
Commissions and expenses allowance on reinsurance ceded	629	1,040	817
Miscellaneous income	595	2,852	450
Benefits and losses paid	(21,060)	(29,836)	(21,960)
Net transfers from (to) separate accounts	5,699	7,404	8,206
Commissions and expenses (paid) recovered	(2,873)	(5,153)	(7,147)
Dividends paid to policyholders	(137)	(250)	(89)
Federal and foreign income and capital gain taxes (paid) recovered	200	847	(382)

Net cash provided by (used in) operating activities	2,576	3,251	(941)

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,934	19,217	20,471
Stocks	239	190	130
Mortgage loans on real estate	1,283	1,834	1,789
Real estate	1,295	8	1,053
Other invested assets	485	955	941
Derivatives	-	32	-
Net gains (losses) on cash, cash equivalents and short term investments	(2)	(9)	3

Total investment proceeds	24,234	22,227	24,387

Cost of investments acquired:
Bonds	21,880	19,734	21,430
Stocks	652	848	234
Mortgage loans on real estate	2,440	1,715	1,088
Real estate	446	1,155	539
Other invested assets	1,429	905	1,281
Derivatives	1,420	-	739

Total cost of investments acquired	28,267	24,357	25,311
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	266	(904)	1,729
Net (increase) decrease in policy loans	932	(56)	150

Net cash provided by (used in) investment activities	(2,835)	(3,090)	955

Financing and miscellaneous activities
Surplus notes	(405)	-	-
Borrowed funds	(64)	(276)	(232)
Net deposits (withdrawals) on deposit-type contracts	93	(333)	(85)
Dividend paid to Parent	-	(210)	(500)
Other cash provided (applied)	(14)	(2,516)	3,756

Net cash provided by (used in) financing and miscellaneous activities	(390)	(3,335)	2,939

Net increase (decrease) in cash, cash equivalents and short-term investments	(649)	(3,174)	2,953
Cash, cash equivalents and short-term investments at beginning of year	4,528	7,702	4,749

Cash, cash equivalents and short-term investments at end of year	$3,879	$4,528	$7,702

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$650	$8,357	$-
Transfer of invested assets for NYL 2015 reinsurance transaction and other affiliates, net	(650)	(8,357)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. On November 10, 2016, the Company announced the discontinuance of new sales of its individual long-term care product effective December 2, 2016. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at Generally Accepted Accounting Principles (“GAAP”) equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2016, 2015 and 2014, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of Asset Adequacy Testing (“AAT”) indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $635 million and $791 million for the calculation required under AG 38 8D, of which $345 million and $465 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company held reserves of $930 million and $920 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the 2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2016 or 2015. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2016 and 2015. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2016 and 2015, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance is effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

In December 2014, the NAIC adopted revisions to SSAP No. 40R, Real Estate Investments (“SSAP 40R”) which became effective January 1, 2015 allowing real estate property investments that are wholly-owned by a LLC that are directly and wholly-owned by the reporting entity to be reported as real estate. For these investments previously reported within SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP 48”), and owned as of the effective date, the Company recorded a $248 million reduction in other invested assets, and a corresponding increase in real estate investment property holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company has opted to postpone implementation of PBR until 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2016, 2015 and 2014.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
U.S. government and agencies	$4,896	$240	$(96)	$5,040
States and political subdivisions	2,625	431	(19)	3,037
Foreign governments	2,683	124	(13)	2,794
Corporate bonds	28,746	2,442	(306)	30,882
Mortgage-backed and asset-backed securities	6,281	382	(61)	6,602

Total bonds	$45,231	$3,619	$(495)	$48,355

December 31, 2015:
U.S. government and agencies	$5,378	$348	$(46)	$5,680
States and political subdivisions	2,666	435	(11)	3,090
Foreign governments	2,737	201	(16)	2,922
Corporate bonds	27,480	1,935	(655)	28,760
Mortgage-backed and asset-backed securities	6,202	389	(93)	6,498

Total bonds	$44,463	$3,308	$(821)	$46,950

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$821	$834
Due after one year through five years	6,066	6,219
Due after five years through ten years	6,520	6,694
Due after ten years	25,543	28,006
Mortgage-backed and asset-backed securities	6,281	6,602

Total	$45,231	$48,355

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2016	2015

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$317	$244
Bonds pledged in support of exchange-traded futures	533	609
Bonds and cash pledged in support of cleared interest rate swaps	278	120

Total fair value	$1,128	$973

At carrying value:
Bonds on deposit with government authorities	$15	$16
Mortgage loans pledged in support of real estate	16	17
Bonds held in trust	93	92
Pledged collateral under reinsurance agreements	4,101	3,407

Total carrying value	$4,225	$3,532

At December 31, 2016 and 2015, the Company held below investment grade corporate bonds of $2,626 million and $2,047 million, with an aggregate fair value of $2,803 million and $1,990 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2016

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2015

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

36242DFH1	$3	$1	$2	$1	$1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
805564PN5	2	2	-	2	2
36242DFH1	1	1	-	1	1
55265KS34	1	1	-	1	1
75970NBK2	-	-	-	-	-
126671TU0	-	-	-	-	-
294751CT7	1	1	-	1	1

Total	$8	$6	$2	$6	$6

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2016:
U.S. government and agencies	$2,087	$(96)	$-	$-	$2,087	$(96)
States and political subdivisions	286	(10)	32	(9)	318	(19)
Foreign governments	49	(1)	46	(12)	95	(13)
Corporate bonds	6,470	(218)	1,046	(88)	7,516	(306)
Mortgage-backed and asset-backed securities	1,401	(42)	149	(19)	1,550	(61)
Total	$10,293	$(367)	$1,273	$(128)	$11,566	$(495)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2015:
U.S. government and agencies	$3,260	$(46)	$-	$-	$3,260	$(46)
States and political subdivisions	213	(10)	11	(1)	224	(11)
Foreign governments	16	(3)	46	(12)	62	(15)
Corporate bonds	8,424	(482)	1,167	(174)	9,591	(656)
Mortgage-backed and asset-backed securities	1,744	(57)	242	(36)	1,986	(93)
Total	$13,657	$(598)	$1,466	$(223)	$15,123	$(821)

At December 31, 2016 and 2015, there were 626 and 889 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $51 million and $25 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $61 million, $28 million, and $24 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 8, 13, and 21 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2016, 2015 and 2014 was $16 million, $18 million, and $17 million, respectively. There were 2, 0, and 2 restructured corporate bonds for which an impairment was recognized during 2016, 2015 and 2014, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Proceeds	$20,018	$17,078	$18,292
Realized gross gains	524	500	579
Realized gross losses	(112)	(123)	(111)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2016 and 2015.

Affiliate Transactions

In 2016, the Company transferred certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”) in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd (“MLRL”). These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MSLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2015, the Company transferred certain bonds to an affiliate, JHRECO in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Bermuda Branch of The Manufacturers Life Insurance Company (“BBMLI”). These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLS. These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, JHUSA acquired, at fair value, certain bonds from an affiliate, JHLH, for $72 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$25	$15	$-	$40
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	949	126	(12)	1,063
Affiliates*	1,387	2,042	-	3,429

Total stocks	$2,361	$2,183	$(12)	$4,532

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$23	$11	$-	$34
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	634	64	(40)	658
Affiliates*	971	2,241	(7)	3,205

Total stocks	$1,631	$2,316	$(50)	$3,897

*	Affiliates — fair value represents the carrying value

At December 31, 2016 and 2015, there were 192 and 276 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $19 million at December 31, 2016 and 2015, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $24 million, $4 million, $2 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 108, 115, and 33 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2016 and 2015, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2016:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,501	East North Central	$1,554
Industrial	872	East South Central	167
Office buildings	3,064	Middle Atlantic	1,856
Retail	3,538	Mountain	531
Agricultural	157	New England	572
Agribusiness	424	Pacific	3,581
Mixed use	22	South Atlantic	2,381
Other	1,060	West North Central	399
Allowance	(7)	West South Central	511
		Canada / Other	86
		Allowance	(7)

Total mortgage loans on real estate	$11,631	Total mortgage loans on real estate	$11,631

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,206	East North Central	$1,445
Industrial	739	East South Central	157
Office buildings	2,562	Middle Atlantic	1,599
Retail	3,278	Mountain	516
Agricultural	171	New England	586
Agribusiness	471	Pacific	3,210
Mixed use	22	South Atlantic	1,986
Other	1,034	West North Central	449
Allowance	(8)	West South Central	453
		Canada / Other	82
		Allowance	(8)

Total mortgage loans on real estate	$10,475	Total mortgage loans on real estate	$10,475

The aggregate mortgages outstanding to any one borrower do not exceed $260 million.

During 2016, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 5.51% and 2.80% for commercial loans. The Company issued no purchase money mortgages in 2016 and 2015. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2016, 2015 and 2014, respectively. The average recorded investment in impaired loans was $25 million, $34 million, and $41 million at December 31, 2016, 2015 and 2014, respectively. The Company recognized $1 million, $2 million, and $3 million of interest income during the period the loans were impaired for the years ended December 31, 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2016	2015

	(in millions)
AAA	$232	$345
AA	2,678	1,974
A	5,555	4,685
BBB	3,037	3,251
BB	111	177
B and lower and unrated	18	43

Total	$11,631	$10,475

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2016	2015

	(in millions)
Properties occupied by the company	$392	$381
Properties held for the production of income	6,150	7,178
Properties held for sale	395	-
Less accumulated depreciation	(689)	(773)

Total	$6,248	$6,786

The Company recorded $38 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2016, 2015 and 2014, respectively.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

On December 12, 2014, the Company entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties had a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). The Company provides the LP with property management services and through a wholly-owned subsidiary provides the LP with asset management services.

Affiliate Transactions

In 2014, JHUSA acquired, at fair value, real estate from an affiliate, JHNY, for approximately $33 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2016 and 2015.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $99 million, $120 million, and $3 million of impairments on partnerships and LLCs during the years ended December 31, 2016, 2015 and 2014, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2016 or 2015.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2016 and 2015, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”) whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2016 and 2015.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2016	2015	2014

	(in millions)
Income:
Bonds	$2,232	$2,231	$2,378
Preferred stocks	-	-	2
Common stocks	225	372	76
Mortgage loans on real estate	609	670	738
Real estate	762	722	669
Policy loans	167	190	287
Cash, cash equivalents and short-term investments	18	8	7
Other invested assets	506	466	464
Derivatives	594	520	452
Other income	30	27	23

Total investment income	5,143	5,206	5,096
Expenses
Investment expenses	(529)	(533)	(516)
Investment taxes, licenses and fees, excluding federal income taxes	(94)	(84)	(85)
Investment interest expense	(82)	(84)	(91)
Depreciation on real estate and other invested assets	(130)	(118)	(107)

Total investment expenses	(835)	(819)	(799)

Net investment income	$4,308	$4,387	$4,297

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2016	2015	2014

	(in millions)
Realized capital gains (losses)	$(494)	$965	$431
Less amount transferred to the IMR (net of related tax benefit (expense) of $31 in 2016, $(138) in 2015, and $(66) in 2014)	(57)	256	123

Realized capital gains (losses) before tax	(437)	709	308
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	496	493	382

Net realized capital gains (losses)	$(933)	$216	$(74)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”) or the purchase of credit default swap index (“CDX”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

A CDX is similar to a CDS in that it is a credit derivative used to hedge credit risk; however, it uses a basket of credit entities or indexes rather than a single reference entity or index. CDX is a standardized credit security and it is cleared through a clearing house.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$2,982	$-	$-	$398	$177
	Foreign currency swaps	63	1	8	-	16

Cash flow hedges	Interest rate swaps	9,443	-	-	1,164	282
	Foreign currency swaps	1,550	143	79	375	316
	Foreign currency forwards	209	-	-	-	17
	Equity total return swaps	33	-	-	11	-

Total Derivatives in Effective Hedge Accounting Relationships		$14,280	$144	$87	$1,948	$808

Other Hedging Relationships
	Interest rate swaps	$122,946	$9,855	$4,808	$9,855	$4,808
	Interest rate treasury locks	10,579	243	467	243	467
	Interest rate options	6,994	280	-	280	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	78	5	78	5
	Foreign currency forwards	77	8	-	8	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	140	10	3	10	3
	Equity index options	3,428	232	-	232	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$144,486	$10,706	$5,283	$10,706	$5,283

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$86	$115
	Credit default swaps	65	1	-	1	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,200	$1	$-	$87	$115

Total Derivatives		$161,966	$10,851	$5,370	$12,741	$6,206

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$3,553	$-	$-	$457	$256
	Foreign currency swaps	142	10	7	1	24

Cash flow hedges	Interest rate swaps	10,358	-	-	1,516	267
	Foreign currency swaps	1,571	168	93	420	339
	Foreign currency forwards	288	-	-	-	31
	Equity total return swaps	26	-	-	-	1

Total Derivatives in Effective Hedge Accounting Relationships		$15,938	$178	$100	$2,394	$918

Other Hedging Relationships
	Interest rate swaps	$149,942	$10,043	$5,770	$10,043	$5,770
	Interest rate treasury locks	8,429	364	153	364	153
	Interest rate options	4,253	144	-	144	-
	Interest rate futures	4,656	-	-	-	-
	Foreign currency swaps	972	123	62	123	62
	Foreign currency forwards	73	8	-	8	-
	Foreign currency futures	1,842	-	-	-	-
	Equity total return swaps	131	2	1	2	1
	Equity index options	2,878	138	8	138	8
	Equity index futures	9,169	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$182,345	$10,822	$5,994	$10,822	$5,994

Replication Synthetic Asset Transactions
	Interest rate swaps	$2,385	$-	$-	$90	$13
	Credit default swaps	295	1	-	3	-

Total Derivatives in Replication Synthetic Asset Transactions		$2,680	$1	$-	$93	$13

Total Derivatives		$200,963	$11,001	$6,094	$13,309	$6,925

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2016, 2015 and 2014, respectively, the Company recorded unrealized gains (losses) of $436 million, ($33) million, and $1,215 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2016, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 30 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2016, 2015 and 2014 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$773	$367	$2,043
Interest rate treasury locks	(435)	(728)	1,323
Interest rate options	(8)	16	67
Foreign currency swaps	(31)	-	(5)
Foreign currency forwards	-	5	4
Equity total return swaps	(4)	2	-
Equity index options	68	(76)	(23)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$363	$(414)	$3,409

Net realized capital gain (loss):
Interest rate swaps	$(490)	$(495)	$(178)
Interest rate treasury locks	342	446	157
Interest rate options	-	-	-
Interest rate futures	(23)	(25)	(141)
Foreign currency swaps	3	4	18
Foreign currency forwards	24	26	1
Foreign currency futures	94	99	165
Equity total return swaps	(9)	11	24
Equity index options	(98)	(18)	5
Equity index futures	(1,007)	(42)	(692)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(1,164)	$6	$(641)

Total gain (loss) from derivatives in other hedging relationships	$(801)	$(408)	$2,768

The Company also deferred net realized gains (losses) of ($526) million, ($495) million, and ($192) million (including ($490) million, ($495) million, and ($174) million of losses for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2016, 2015 and 2014, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. In addition, the Company replicates the exposure of a basket of entities using CDX with complementary cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2016 and 2015, respectively

	December 31, 2016			December 31, 2015

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$10	$-	2	$35	$-	1
AA	10	-	1	95	1	1
A	45	1	1	165	2	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$65	$1		$295	$3

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2016 and 2015. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2016 and 2015, the Company accepted collateral consisting of cash of $1,907 million and $1,640 million, and various securities with a fair value of $4,656 million and $5,014 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2016 and 2015, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $315 million and $397 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2016, the equity total return swap agreements with MLI had a fair value of $16 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	24	24	-	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,063	1,063	894	-	169

Total common stocks	1,063	1,063	894	-	169
Derivatives:
Interest rate swaps	9,855	9,855	-	9,855	-
Interest rate treasury locks	243	243	-	1	242
Interest rate options	280	280	-	108	172
Interest rate futures	-	-	-	-	-
Foreign currency swaps	78	78	-	78	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	10	10	-	-	10
Equity index options	232	232	-	97	135
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,706	10,706	-	10,147	559
Assets held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total assets	$142,940	$142,940	$126,741	$13,551	$2,648

Liabilities:
Derivatives:
Interest rate swaps	$4,808	$4,808	$-	$4,773	$35
Interest rate treasury locks	467	467	-	32	435
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	5	5	-	5	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	3	3	-	-	3
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,283	5,283	-	4,810	473
Liabilities held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total liabilities	$136,430	$136,430	$125,847	$8,214	$2,369

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$29	$29	$-	$-	$29
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	36	36	-	-	36
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	658	658	548	-	110

Total common stocks	658	658	548	-	110
Derivatives:
Interest rate swaps	10,043	10,043	-	10,043	-
Interest rate treasury locks	364	364	-	-	364
Interest rate options	144	144	-	-	144
Interest rate futures	-	-	-	-	-
Foreign currency swaps	123	123	-	123	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	2	2	-	-	2
Equity index options	138	138	-	36	102
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,822	10,822	-	10,210	612
Assets held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total assets	$141,241	$141,241	$124,838	$13,680	$2,723

Liabilities:
Derivatives:
Interest rate swaps	$5,770	$5,770	$-	$5,700	$70
Interest rate treasury locks	153	153	-	-	153
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	62	62	-	62	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	1	1	-	-	1
Equity index options	8	8	-	8	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,994	5,994	-	5,770	224
Liabilities held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total liabilities	$135,719	$135,719	$124,290	$9,240	$2,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bonds (1)	$45,207	$46,015	$-	$42,245	$3,770
Preferred stocks	25	40	-	-	40
Mortgage loans on real estate	11,631	12,391	-	-	12,391
Cash, cash equivalents and short term investments	3,879	3,879	2,509	1,370	-
Policy loans	2,722	2,722	-	2,722	-
Derivatives in effective hedge accounting and RSAT relationships	145	2,035	-	2,023	12

Total assets	$63,609	$67,082	$2,509	$48,360	$16,213

Liabilities:
Consumer notes	$201	$228	$-	$-	$228
Borrowed money	160	160	-	160	-
Policy reserves	1,455	1,439	-	-	1,439
Policyholders’ and beneficiaries funds	965	1,151	-	1,151	-
Derivatives in effective hedge accounting and RSAT relationships	87	923	-	760	163

Total liabilities	$2,868	$3,901	$-	$2,071	$1,830

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,427	$44,595	$-	$40,866	$3,729
Preferred stocks	23	34	-	-	34
Mortgage loans on real estate	10,475	11,213	-	-	11,213
Cash, cash equivalents and short term investments	4,528	4,528	2,059	2,469	-
Policy loans	3,718	3,718	-	3,718	-
Derivatives in effective hedge accounting and RSAT relationships	179	2,487	-	2,484	3

Total assets	$63,350	$66,575	$2,059	$49,537	$14,979

Liabilities:
Consumer notes	$265	$289	$-	$-	$289
Borrowed money	160	160	-	160	-
Policy reserves	1,553	1,533	-	-	1,533
Policyholders’ and beneficiaries funds	2,685	2,850	-	1,151	1,699
Derivatives in effective hedge accounting and RSAT relationships	100	931	-	664	267

Total liabilities	$4,763	$5,763	$-	$1,975	$3,788

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,316 million and $ 2,319 million at December 31, 2016 and 2015, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2016 and 2015, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2016, 2015 and 2014, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2016	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2016

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums earned
Direct	$19,809	$20,189	$19,525
Assumed	872	1,867	792
Ceded	(7,454)	(5,733)	(7,579)

Net	$13,227	$16,323	$12,738

Benefits to policyholders ceded	$(15,271)	$(16,713)	$(18,500)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2016, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2016, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2016, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $1,922 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2016	2015
	(in millions)
Premiums ceded	$(264)	$(8,180)
Premiums assumed	106	3,272
Benefits ceded	(615)	(314)
Benefits assumed	246	126
Other reinsurance receivable (payable)	(2)	362
Funds held by or deposited with reinsured companies	3,483	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded, net	$(183)	$(2,231)	$(192)
Benefits ceded, net	(427)	(436)	(394)
Funds held by or deposited with reinsured companies	-	-	1,952
Other reinsurance receivable	41	60	86
Other amounts payable on reinsurance	9	1	10
Treaty settlement received (paid)*	246	527	449
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(517)	$(530)	$(546)
Benefits ceded	(836)	(756)	(759)
Other amounts payable on reinsurance	24	25	58
Funds withheld from unauthorized reinsurers	7,236	7,544	7,409
Treaty settlement received (paid)*	(594)	(468)	(489)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results. The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. These reinsurance agreements have no impact on the parent company’s financial statements as it reports its risks on a consolidated basis. Reserve credits taken were $8,320 million and $7,513 million at December 31, 2016 and 2015, respectively. Total amount of collateral was $8,631 million, and $8,916 million at December 31, 2016 and 2015, respectively.

A description of the nature of the collateral (funds withheld by the reporting entity, assets placed in trust for the benefit of the captive, Letters of Credit, etc.), if applicable, as well as a tabular presentation of the value of all assets held by or on behalf of the captive reinsurer that back the long term care liabilities (including capital) are summarized below:

JHRECO currently holds assets in trust under a trust agreement effective December 4, 2008. As of December 31, 2016 and 2015, the market values of trust balances by asset class supporting the LTC JHRECO agreement are as follows:

	December 31, 2016	December 31, 2015

	(in millions)
Bonds(1)	$1,637	$1,641
Cash and Short-Term Securities	7	6

Total Market Value	$1,644	$1,647

As of December 31, 2016 and 2015, the market values of bonds by NAIC designation are as follows:

	December 31, 2016	December 31, 2015

	(in millions)
NAIC Designation 1	$1,594	$1,641
NAIC Designation 2	43	-

Total Bonds at Market Value	$1,637	$1,641

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

If needed for reserves credits, JHRECO is obligated to provide a letter of credit that conforms to Michigan regulatory requirements. The total of the letter of credit and other collateral must equal or exceed the reserve credit taken by JHUSA. The letter of credit required and held is calculated as the amount of ceded reserves less the amount of funds withheld and trust assets. As of December 31, 2016 and 2015, a letter of credit was not needed.

	December 31, 2016	December 31, 2015

	(in millions)
Funds Withheld	$6,987	$7,269
Trust Assets	1,644	1,647
Letter of Credit	-	-

Total Value of Collateral	$8,631	$8,916

Bermuda has local capital requirements, however since JHRECO’s parent company is regulated on a global basis by OSFI, the Company monitors JHRECO on a Canadian IFRS (“CIFRS”) / Minimum Continuing Capital and Surplus Requirements (“MCCSR”) basis, in addition to the local requirements. The available and required capital in the table below represent the capital position on an MCCSR basis.

	December 31, 2016	December 31, 2015

	(in millions)
Available Capital	$824	$1,235
Required Capital	$610	$577
MCCSR Ratio	135%	214%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2016 and 2015 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2016	$8,678	$1,071	810%
Impact of JHRECO LTC Recapture	880	181	-47%

Capital Gross of JHRECO LTC Cession	$9,558	$1,252	763%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2015	$7,662	$966	794%
Impact of JHRECO LTC Recapture	1,141	164	-14%

Capital Gross of JHRECO LTC Cession	$8,803	$1,130	780%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(3,978)	$5,332	$(4,599)
Benefits ceded	(10,494)	(12,125)	(14,303)
Other reinsurance receivable	-	-	40
Other amounts payable on reinsurance	605	351	837
Funds withheld from unauthorized reinsurers	227	240	1,251
Treaty settlement received (paid)*	(142)	(712)	(2,080)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,434 million and $2,992 million as a coinsurance reserve and JHUSA holds $185 million and $325 million as a modified coinsurance reserve at December 31, 2016 and 2015, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 million and $0 million at December 31, 2016 and 2015, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(298)	$(392)	$(338)
Benefits ceded	(468)	(448)	(298)
Other reinsurance receivable	5	36	82
Funds withheld from unauthorized reinsurers	-	-	213
Treaty settlement received (paid)*	(74)	14	(97)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(28)	$(28)	$(26)
Premiums assumed	241	-	-
Benefits ceded	(10)	(10)	(11)
Benefits assumed	8	-	-
Other reinsurance receivable	1	-	3
Funds withheld from unauthorized reinsurers	3	5	7
Treaty settlement received (paid)*	7	20	20
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$2,827	$128	$2,955
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,706	128	2,834
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,706	128	2,834
(f) Deferred tax liabilities	2,580	77	2,657

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$126	$51	$177

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,114	$383	$4,497
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a - b)	4,064	383	4,447
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	4,064	383	4,447
(f) Deferred tax liabilities	4,639	195	4,834

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(575)	$188	$(387)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(1,287)	$(255)	$(1,542)
(b) Statutory valuation allowance adjustments	71	-	71

(c) Adjusted gross deferred tax assets (a - b)	(1,358)	(255)	(1,613)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(1,358)	(255)	(1,613)
(f) Deferred tax liabilities	(2,059)	(118)	(2,177)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$701	$(137)	$564

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2016. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	774	120	894
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,502	120	1,622
2. Adjusted gross deferred tax assets allowed per limitation threshold.	774	120	894
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,932	8	1,940

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,706	$128	$2,834

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	546	268	814
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,162	268	1,430
2. Adjusted \gross deferred tax assets allowed per limitation threshold.	546	268	814
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,518	115	3,633

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,064	$383	$4,447

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	228	(148)	80
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	340	(148)	192
2. Adjusted gross deferred tax assets allowed per limitation threshold.	228	(148)	80
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(1,586)	(108)	(1,694)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(1,358)	$(256)	$(1,614)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	2016	2015

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	794%	793%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,959	$5,426

Impact of tax planning strategies is as follows:

	December 31, 2016
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,706	$128
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,706	$128
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2015
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,064	$383
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,064	$383
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$ (1,358)	$ (255)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$ (1,358)	$ (255)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2016	2015	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(121)	$ (778)	$657
(b) Foreign	-	-	-

(c) Subtotal	(121)	(778)	657
(d) Federal income tax on net capital gains	496	493	3
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$375	$ (285)	$660

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2016	2015	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$ -
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	906	1,011	(105)
(4) Investments	257	157	100
(5) Deferred acquisition costs	550	506	44
(6) Policyholder dividends accrual	84	68	16
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	44	37	7
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	71	67	4
(11) Net operating loss carryforward	199	1,276	(1,077)
(12) Tax credit carry-forward	684	898	(214)
(13) Other (including items <5% of total ordinary tax assets)	32	94	(62)

(99) Subtotal	$2,827	$4,114	$ (1,287)

(b) Statutory valuation allowance adjustment	121	50	71
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$2,706	$4,064	$ (1,358)

(e) Capital:
(1) Investments	$128	$383	$ (255)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$128	$383	$ (255)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$128	$383	$ (255)
(i) Admitted deferred tax assets (2(d)+2(h))	$2,834	$4,447	$ (1,613)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$2,170	$4,146	$ (1,976)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	89	119	(30)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	321	374	(53)

(99) Subtotal	$2,580	$4,639	$ (2,059)
(b) Capital:
(1) Investments	$42	$155	$ (113)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	35	40	(5)

(99) Subtotal	$77	$195	$ (118)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,657	$4,834	$ (2,177)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$177	$(387)	$ 564

The change in net deferred income taxes is comprised of the following:

	December 31,
	2016	2015	Change

	(in millions)

Total deferred tax assets	$2,834	$4,447	$(1,613)
Total deferred tax liabilities	2,657	4,834	(2,177)

Net deferred tax assets (liabilities)	$177	$(387)	$564

Tax effect of unrealized gains and losses			(226)
Tax effect of unrealized foreign exchange gains (losses)			(27)
Other			7

Change in net deferred income taxes			$810

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Ordinary provisions computed at statutory rate	$294	$(105)	$(1,087)
Net realized capital gains (losses) before IMR at statutory rate	(173)	335	151
Change in nonadmitted assets	-	-	-
Reinsurance	(47)	35	(91)
Valuation allowance	71	-	-
Tax-exempt income	(16)	(6)	(16)
Nondeductible expenses	(1)	-	1
Foreign tax expense gross up	8	9	9
Amortization of IMR	(78)	(128)	(62)
Tax recorded in surplus	(4)	37	15
Dividend received deduction	(183)	(230)	(129)
Investment in subsidiaries	(25)	(28)	(32)
Prior year adjustment	(54)	(21)	(23)
Tax credits	(26)	(42)	(52)
Change in tax reserve	(200)	18	11
Pension	-	-	-
Other	(1)	(1)	(2)

Total	$(435)	$(127)	$(1,307)

Federal and foreign income taxes incurred	$(121)	$(778)	$(716)
Capital gains tax	496	493	382
Change in net deferred income taxes	(810)	158	(973)

Total statutory income tax expense (benefit)	$(435)	$(127)	$(1,307)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

As of December 31, 2016, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	568
	2015	2030	-
	2016	2031	-

			$568

Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	4
	2008	2028	5
	2009	2029	5
	2010	2030	35
	2011	2031	25
	2012	2032	18
	2013	2033	16
	2014	2034	25
	2015	2035	16
	2016	2036	3

			$159

Foreign tax credits	2005	2015	$-
	2006	2016	9
	2007	2017	14
	2008	2018	13
	2009	2019	10
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	30
	2015	2025	24
	2016	2026	23

			$215

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

Alternative minimum tax credits	2000		$3
	2003		7
	2004		1
	2008		2
	2009		8
	2016		162

			$183

Renewable energy credits	2013	2033	$2
	2014	2034	2
	2015	2035	2

			$6

Other credits	2016	2036	$1

			$1

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2016, 2015 and 2014 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Insurance Company of Vermont
Guide Financial, Inc.	John Hancock Leasing Corp.
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Life & Health Insurance Company
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.	Transamerica Fund Distributors Inc.
John Hancock Financial Corporation	Transamerica Fund Management Company

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are ($193) million and $130 million at December 31, 2016 and 2015, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In December 2016, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015

	(in millions)
Balance at beginning of year	$1,967	$2,002
Additions based on tax positions related to the current year	14	40
Payments	(1,535)	-
Additions for tax positions of prior years	28	41
Reductions for tax positions of prior years	(437)	(116)

Balance at end of year	$37	$1,967

Included in the balances as of December 31, 2016 and 2015, are $37 million and $172 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2016 and 2015, are $0 million and $1,796 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s decrease in the liability in 2016 for unrecognized tax benefits is the result of the Company and the IRS finalizing an agreement on the treatment of certain leveraged lease investments.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $177 million, $0 million, and $9 million of interest benefit for the years ended December 31, 2016, 2015 and 2014, respectively. The Company had approximately $27 million and $202 million accrued for interest as of December 31, 2016 and 2015, respectively. The Company did not recognize any material penalties for the years ended December 31, 2016, 2015 and 2014.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

10. Capital and Surplus - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. The Company paid no dividends for the year ended December 31, 2016. For the years ended December 31, 2015 and 2014, the Company paid a dividend to its parent company MIC of $210 million and $500 million, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2016 and 2015, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $585 million. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2016, 2015 and 2014. Total interest paid through December 31, 2016 was $747 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $31 million, and $29 million, and $29 million for years ended December 31, 2016, 2015 and 2014. Total interest paid through November 1, 2016 was $232 million. The surplus notes were repaid on November 1, 2016.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $3 million, $2 million, and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest paid through December 31, 2016 was $16 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $329 million, $377 million, and $398 million, respectively, for the years ended December 31, 2016, 2015 and 2014.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

total average daily net assets. The amounts earned under the agreements were $811 million, $760 million, and $618 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2016, 2015 and 2014, respectively, the Company received dividends of $34 million, $36 million, and $43 million from John Hancock Investment Management Services LLC, $71 million, $81 million, and $90 million from JHD, $0 million, $0 million, $0 million from JHNY, $0 million, $70 million, and $0 million from JHLH, $214 million, $289 million, and $72 million from John Hancock Subsidiaries, LLC (JHS) and $19 million, $0 million, and $0 million from John Hancock Partnership Holdings I and II. These dividends are included in the Company’s net investment income.

During 2016 and 2015, the Company made a capital contribution of $75 million and $348 million to JHS in exchange for one share of its common stock, respectively.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2016 and 2015, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2016	2015

	(In millions)
The Manufacturers Investment Corporation	$49	$49
John Hancock Financial Corporation	119	138
Manulife Reinsurance Limited	14	44
Manulife Reinsurance (Bermuda) Ltd.	153	167
John Hancock Life & Health Insurance Company	84	30
John Hancock Life Insurance Company Vermont	33	33
John Hancock Reassurance Company, Ltd.	88	126
John Hancock Life Insurance Company New York	263	473
John Hancock Investment Management Services LLC	22	28
John Hancock Subsidiaries LLC	64	45
John Hancock Insurance Agency, Inc.	8	12
Essex Corporation	-	-
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	6	7
JH Partnership Holdings I, II LP	3	4
John Hancock Energy Resources Management, Inc.	1	-
John Hancock Real Estate Finance	-	-
John Hancock Realty Advisors	3	4
JH Advisors LLC	56	84
Manulife Asset Management (US) LLC	58	66
Hancock Capital Investment Management LLC	10	10
John Hancock RPS, LLC	5	36
The Berkeley Financial Group, LLC	1	4
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	4	14
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	11	-
Hancock Natural Resource Group, Inc.	23	50
Hancock Forest Management, Inc.	5	6
John Hancock Personal Financial Services, LLC	-	1

Total	$1,085	$1,437

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $685 million, purchase other invested assets of $2,179 million, purchase real estate of $235 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2016. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 43% of these commitments expire in 2017.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2017	$16
2018	12
2019	11
2020	11
2021	8
Thereafter	355

Total	$413

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two putative class actions against the Company are pending, one in New York and one in California, in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies and intends to vigorously defend these actions. Both cases are in the discovery stage and it is premature to attempt to predict any outcome or range of outcomes for these matters.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$675	$474	$1,733	$2,882	2%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	115,422	115,422	83%

Total with adjustment or at fair value	678	474	117,155	118,307	85%
At book value without adjustment (minimal or no charge or adjustment)	5,701	-	-	5,701	4%
Not subject to discretionary withdrawal	14,848	640	146	15,634	11%

Total (gross)	21,227	1,114	117,301	139,642	100%

Reinsurance ceded	4,893	-	-	4,893

Total (net)	$16,334	$1,114	$117,301	$134,749

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$769	$503	$1,793	$3,065	2%
At book value less current surrender charge of 5% or more	5	-	-	5	0%
At fair value	-	-	114,302	114,302	82%

Total with adjustment or at fair value	774	503	116,095	117,372	84%
At book value without adjustment (minimal or no charge or adjustment)	7,165	-	-	7,165	5%
Not subject to discretionary withdrawal	15,068	686	134	15,888	11%

Total (gross)	23,007	1,189	116,229	140,425	100%

Reinsurance ceded	4,904	-	-	4,904

Total (net)	$18,103	$1,189	$116,229	$135,521

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2016	2015	2016	2015

	(in millions)
Group Annuity Contracts (401K)	$78,915	$75,437	$-	$-
Variable and Fixed Annuities	35,077	37,422	25	27
Life insurance	12,516	12,067	-	-
Fixed Products — Institutional and stable value fund	2,566	2,611	-	-
Fixed Products — Retail	27	22	452	472
Investments — Funds	1,569	1,667	-	-

Total	$130,670	$129,226	$477	$499

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2016	$ 231	$ 89
2015	$ 241	$ 59
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2016	2015

	(in millions, except for ages)
Account value	$35,588	$37,947
Amount of reserve held	901	1,179
Net amount at risk — gross	7,031	7,169
Weighted average attained age	68	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2016 and 2015:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2016 and 2015, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

•

In 2016 and 2015, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2016	2015

	(in millions)
Type of Fund
Equity	$24,145	$24,131
Balanced	15,300	16,993
Bonds	5,052	5,216
Money Market	556	668

Total	$45,053	$47,008

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2016			2015

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,768	$13,768	$1	$13,935	$13,936

Reserves for accounts with assets at:
Fair value	1,114	129,333	130,447	1,189	127,792	128,981
Amortized cost	-	-	-	-	-	-

Total	$1,114	$129,333	$130,447	$1,189	$127,792	$128,981

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

	December 31,
	2016			2015

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$474	$1,733	$2,207	$503	$1,793	$2,296
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,531	1,531	-	1,901	1,901
At fair value	-	122,924	122,924	-	120,337	120,337
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,903	2,903	-	3,533	3,533

Subtotal	474	129,091	129,565	503	127,564	128,067
Not subject to discretionary withdrawal	640	242	882	686	228	914

Total	$1,114	$129,333	$130,447	$1,189	$127,792	$128,981

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2016	2015	2014

	(in millions)
Transfers to separate accounts	$17,163	$17,071	$16,100
Transfers from separate accounts	22,744	23,625	24,329

Net transfers to (from) separate accounts	$(5,581)	$(6,554)	$(8,229)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $35 million, and $37 million in 2016, 2015 and 2014, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2016, 2015 and 2014, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $346 million and $329 million at December 31, 2016 and 2015, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2016, 2015 and 2014, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2016 and 2015 was $97 million and $89 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2016 and 2015 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2016, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2016, the Company had no outstanding borrowings under the agreement.

At December 31, 2016, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2016, the Company had no outstanding borrowings under the agreement.

At December 31, 2016, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2016. At December 31, 2016, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2016 and 2015 was $201 million and $265 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2028.

Aggregate maturities of consumer notes are as follows: 2017-$4 million; 2018-$43 million; 2019-$16 million; 2020-$0 million; 2021-$0 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $12 million, $18 million, and $ 24 million in 2016, 2015 and 2014, respectively. Interest paid amounted to $11 million, $18 million, and $ 24 million in 2016, 2015 and 2014, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note is reported as a nonadmitted asset at December 31, 2016 and 2015 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $7 million, $6 million, and $6 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2016. Interest expense was $3 million, $2 million, and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS with a fair value of $ 40 million as of December 31, 2016. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million and $1 million for the years ended December 31, 2016 and 2015, respectively.

Pursuant to senior notes receivable during 2016, the Company has $30 million outstanding with JHS with a fair value of $30 million as of December 31, 2016. The notes mature at various dates in 2026. Interest on the loans is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. Interest income was $0 million for the year ended December 31, 2016.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

	December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

FHLBI membership stock of $18 million and $18 million was classified as not eligible for redemption for the years ended December 31, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2016
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2015
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2015
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$794	$738	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$794	$738	$400

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2016 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

17. Closed Block - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2016	2015

	(in millions)
Assets:
Bonds	$2,979	$2,802
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	271	350
Real estate	817	1,012
Cash, cash equivalents and short-term investments	17	6
Policy loans	1,686	1,563
Other invested assets	140	18

Total cash and invested assets	5,910	5,751
Investment income due and accrued	108	101
Premiums due and deferred	9	10
Net deferred tax asset	144	112
Other closed block assets	-	77

Total closed block assets	$6,171	$6,051

Obligations:
Policy reserves	5,623	5,756
Policyholders’ and beneficiaries’ funds	62	64
Dividends payable to policyholders	324	329
Policy benefits in process of payment	89	115
Other policy obligations	2	2
Other closed block obligations	719	474

Total closed block obligations	$6,819	$6,740

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2016 financial statements through March 29, 2017, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2016

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	International Small Company Trust Series NAV
Active Bond Trust Series I	International Value Trust Series I
Active Bond Trust Series NAV	International Value Trust Series NAV
All Cap Core Trust Series I	Investment Quality Bond Trust Series I
All Cap Core Trust Series NAV	Investment Quality Bond Trust Series NAV
Alpha Opportunities Trust Series I	Lifestyle Aggressive MVP Series I
Alpha Opportunities Trust Series NAV	Lifestyle Aggressive MVP Series NAV
American Asset Allocation Trust Series I	Lifestyle Aggressive Trust PS Series NAV
American Global Growth Trust Series I	Lifestyle Balanced MVP Series I
American Growth Trust Series I	Lifestyle Balanced MVP Series NAV
American Growth-Income Trust Series I	Lifestyle Balanced Trust PS Series NAV
American International Trust Series I	Lifestyle Conservative MVP Series I
American New World Trust Series I	Lifestyle Conservative MVP Series NAV
Blue Chip Growth Trust Series I	Lifestyle Conservative Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Lifestyle Growth MVP Series I
Bond Trust Series I	Lifestyle Growth MVP Series NAV
Bond Trust Series NAV	Lifestyle Growth Trust PS Series I
Capital Appreciation Trust Series I	Lifestyle Growth Trust PS Series NAV
Capital Appreciation Trust Series NAV	Lifestyle Moderate MVP Series I
Capital Appreciation Value Trust Series I	Lifestyle Moderate MVP Series NAV
Capital Appreciation Value Trust Series NAV	Lifestyle Moderate Trust PS Series NAV
Core Bond Trust Series I	M Capital Appreciation
Core Bond Trust Series NAV	M International Equity
Core Strategy Trust Series I	M Large Cap Growth
Core Strategy Trust Series NAV	M Large Cap Value
Emerging Markets Value Trust Series I	Mid Cap Index Trust Series I
Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series NAV
Equity Income Trust Series I	Mid Cap Stock Trust Series I
Equity Income Trust Series NAV	Mid Cap Stock Trust Series NAV
Financial Industries Trust Series I	Mid Value Trust Series I
Financial Industries Trust Series NAV	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series I	Money Market Trust Series I
Fundamental All Cap Core Trust Series NAV	Money-Market Trust Series NAV
Fundamental Large Cap Value Trust Series I	PIMCO All Asset
Fundamental Large Cap Value Trust Series NAV	Real Estate Securities Trust Series I
Global Bond Trust Series I	Real Estate Securities Trust Series NAV
Global Bond Trust Series NAV	Science & Technology Trust Series I
Global Trust Series I	Science & Technology Trust Series NAV
Global Trust Series NAV	Short Term Government Income Trust Series I
Health Sciences Trust Series I	Short Term Government Income Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Growth Trust Series I
High Yield Trust Series I	Small Cap Growth Trust Series NAV
High Yield Trust Series NAV	Small Cap Index Trust Series I
International Equity Index Trust B Series I	Small Cap Index Trust Series NAV
International Equity Index Trust B Series NAV	Small Cap Opportunities Trust Series I
International Growth Stock Trust Series I	Small Cap Opportunities Trust Series NAV
International Growth Stock Trust Series NAV	Small Cap Value Trust Series I
International Small Company Trust Series I	Small Cap Value Trust Series NAV

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Small Company Value Trust Series I	Ultra Short Term Bond Trust Series I
Small Company Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Strategic Income Opportunities Trust Series I	Utilities Trust Series I
Strategic Income Opportunities Trust Series NAV	Utilities Trust Series NAV
Total Bond Market Trust B Series NAV	Value Trust Series I
Total Stock Market Index Trust Series I	Value Trust Series NAV
Total Stock Market Index Trust Series NAV

as of December 31, 2016, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Franklin Templeton Founding Allocation Trust Series I, Franklin Templeton Founding Allocation Trust Series NAV, International Core Trust Series I, International Core Trust Series NAV, Money Market Trust B Series NAV, Real Return Bond Trust Series I, Real Return Bond Trust Series NAV, U.S. Equity Trust Series I, U.S. Equity Trust Series NAV, and Total Return Trust Series NAV sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2016, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series I
Total Assets
Investments at fair value	$273,253,626	$7,491,082	$22,365,689	$8,582,516	$6,222,257	$592,656

Units outstanding	6,586,120	328,818	300,795	234,027	270,869	24,349
Unit value	$41.49	$22.78	$74.36	$36.67	$22.97	$24.34

Shares	10,012,958	792,707	2,364,238	284,378	206,035	58,505
Cost	$223,358,507	$7,833,748	$23,319,120	$5,381,981	$5,084,454	$621,349

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I
Total Assets
Investments at fair value	$4,299,513	$101,053,393	$9,238,354	$66,671,130	$94,503,685	$41,108,331

Units outstanding	166,880	6,029,037	588,444	2,456,826	3,611,722	2,057,878
Unit value	$25.76	$16.76	$15.70	$27.14	$26.17	$19.98

Shares	424,015	7,563,877	687,889	3,580,619	5,375,636	2,321,193
Cost	$4,785,675	$103,644,506	$10,304,141	$64,156,318	$92,251,765	$38,467,616

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American New World Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I
Total Assets
Investments at fair value	$13,728,872	$34,609,882	$62,638,791	$3,815,438	$19,995,620	$23,583,795

Units outstanding	845,963	615,567	457,079	331,065	1,729,855	863,372
Unit value	$16.23	$56.22	$137.04	$11.52	$11.56	$27.32

Shares	1,235,722	1,260,834	2,281,923	286,659	1,502,301	2,017,433
Cost	$15,551,244	$33,831,097	$68,748,939	$3,932,660	$20,634,937	$25,978,447

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series I
Total Assets
Investments at fair value	$21,802,143	$2,620,499	$54,138,095	$17,879,155	$60,928,479	$1,237,916

Units outstanding	812,101	131,659	2,710,774	856,789	3,634,667	78,800
Unit value	$26.85	$19.90	$19.97	$20.87	$16.76	$15.71

Shares	1,861,840	236,507	4,894,945	1,365,864	4,676,015	87,239
Cost	$25,325,115	$2,722,111	$58,326,378	$18,391,929	$62,449,189	$1,256,089

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Core Strategy Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I (a)	Equity Income Trust Series NAV (b)	Financial Industries Trust Series I
Total Assets
Investments at fair value	$150,976,906	$2,720,675	$29,732,937	$40,459,580	$69,338,775	$4,467,614

Units outstanding	9,567,584	201,982	2,746,637	793,634	1,359,594	162,550
Unit value	$15.78	$13.47	$10.83	$50.98	$51.00	$27.48

Shares	10,632,176	334,235	3,657,188	2,427,089	4,174,520	339,484
Cost	$153,715,159	$3,010,308	$32,222,955	$36,962,662	$69,748,425	$4,484,771

(a)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I
Total Assets
Investments at fair value	$9,926,646	$1,084,667	$14,635,472	$36,042,105	$40,526,585	$5,168,064

Units outstanding	299,659	26,389	598,924	1,166,491	1,861,460	169,268
Unit value	$33.13	$41.10	$24.44	$30.90	$21.77	$30.53

Shares	756,028	51,948	697,592	1,949,276	2,191,811	425,005
Cost	$9,573,893	$1,088,907	$12,433,021	$34,130,495	$37,567,651	$5,515,621

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I
Total Assets
Investments at fair value	$26,791,017	$10,955,801	$27,563,499	$9,669,532	$34,510,549	$12,841,237

Units outstanding	873,741	335,109	1,557,573	138,957	635,767	376,317
Unit value	$30.66	$32.69	$17.70	$69.59	$54.28	$34.12

Shares	2,210,480	583,376	1,469,270	442,947	1,562,978	2,455,303
Cost	$28,090,002	$11,009,876	$28,778,548	$13,372,675	$45,892,148	$14,228,405

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	High Yield Trust Series NAV	International Equity Index Trust B Series I	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I
Total Assets
Investments at fair value	$28,818,189	$11,185,797	$50,083,601	$2,325,882	$14,092,791	$5,904,079

Units outstanding	1,276,928	982,629	1,121,042	194,161	1,173,493	372,932
Unit value	$22.57	$11.38	$44.68	$11.98	$12.01	$15.83

Shares	5,584,920	756,308	3,388,606	150,738	912,746	473,843
Cost	$30,813,264	$11,350,461	$52,648,621	$2,383,555	$14,443,348	$5,993,205

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I
Total Assets
Investments at fair value	$20,743,066	$24,904,479	$35,852,577	$10,409,524	$12,629,356	$13,493,251

Units outstanding	1,305,742	1,005,167	2,242,445	297,205	763,224	451,177
Unit value	$15.89	$24.78	$15.99	$35.02	$16.55	$29.91

Shares	1,664,773	2,000,360	2,903,043	947,181	1,153,366	1,369,873
Cost	$19,938,149	$24,247,506	$36,281,592	$10,984,646	$13,158,439	$12,871,854

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Aggressive MVP Series NAV	Lifestyle Aggressive Trust PS Series NAV	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series NAV	Lifestyle Balanced Trust PS Series NAV	Lifestyle Conservative MVP Series I
Total Assets
Investments at fair value	$163,300,280	$2,278,595	$55,880,652	$400,325,328	$45,689,358	$3,292,052

Units outstanding	9,108,828	195,531	1,543,280	22,207,129	4,011,283	89,696
Unit value	$17.93	$11.65	$36.21	$18.03	$11.39	$36.70

Shares	16,578,709	177,876	4,637,398	33,139,514	3,318,036	296,048
Cost	$150,731,000	$2,316,680	$54,755,721	$411,392,460	$46,869,763	$3,691,495

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Conservative MVP Series NAV	Lifestyle Conservative Trust PS Series NAV	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series NAV	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series NAV
Total Assets
Investments at fair value	$33,973,109	$2,857,003	$69,871,630	$547,356,347	$500,735	$100,606,509

Units outstanding	1,977,908	258,041	2,107,664	30,780,881	49,096	8,683,823
Unit value	$17.18	$11.07	$33.15	$17.78	$10.20	$11.59

Shares	3,049,651	221,473	5,378,878	42,104,334	34,462	6,928,823
Cost	$37,464,864	$2,978,032	$61,033,520	$513,316,425	$500,370	$101,447,477

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series NAV	Lifestyle Moderate Trust PS Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth
Total Assets
Investments at fair value	$13,629,076	$85,238,509	$13,333,885	$14,508,263	$11,682,262	$12,510,911

Units outstanding	363,787	4,728,247	1,181,426	150,799	368,200	236,857
Unit value	$37.46	$18.03	$11.29	$96.21	$31.73	$52.82

Shares	1,169,878	7,316,610	988,427	495,501	1,050,563	626,485
Cost	$14,891,184	$92,242,046	$13,736,602	$13,966,622	$12,645,748	$14,164,705

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	M Large Cap Value	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I
Total Assets
Investments at fair value	$11,704,245	$15,865,409	$43,027,331	$18,316,996	$24,502,226	$14,081,961

Units outstanding	450,559	322,241	1,331,350	522,065	320,684	452,518
Unit value	$25.98	$49.23	$32.32	$35.09	$76.41	$31.12

Shares	908,010	744,156	2,018,168	1,293,573	1,712,245	1,211,873
Cost	$11,850,029	$15,059,490	$41,311,862	$19,312,223	$28,087,772	$14,438,423

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV
Total Assets
Investments at fair value	$26,794,995	$35,039,746	$110,181,536	$22,913,755	$27,760,808	$53,069,075

Units outstanding	560,117	1,420,598	11,007,435	1,369,696	152,252	347,455
Unit value	$47.84	$24.67	$10.01	$16.73	$182.33	$152.74

Shares	2,317,906	35,039,746	110,181,536	2,250,860	1,488,515	2,862,410
Cost	$27,120,385	$35,039,746	$110,181,536	$24,318,520	$18,587,658	$46,860,260

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV
Total Assets
Investments at fair value	$16,892,228	$19,631,138	$5,814,121	$16,625,600	$2,195,625	$17,275,585

Units outstanding	430,963	631,328	540,725	1,540,743	85,208	564,985
Unit value	$39.20	$31.09	$10.75	$10.79	$25.77	$30.58

Shares	751,434	865,571	479,713	1,371,749	274,111	2,135,425
Cost	$17,351,470	$21,056,302	$6,068,025	$17,220,442	$2,759,469	$21,164,512

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV
Total Assets
Investments at fair value	$9,614,434	$28,653,073	$34,073,896	$17,570,444	$5,265,842	$34,009,921

Units outstanding	256,073	955,927	762,127	797,432	176,951	406,007
Unit value	$37.55	$29.97	$44.71	$22.03	$29.76	$83.77

Shares	652,268	1,942,581	1,097,035	568,623	244,809	1,586,284
Cost	$8,859,819	$27,418,261	$32,678,368	$16,718,792	$5,350,139	$34,421,902

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I
Total Assets
Investments at fair value	$16,324,851	$24,089,535	$8,445,319	$26,858,671	$19,505,110	$6,682,912

Units outstanding	381,367	844,484	307,359	1,316,714	803,505	249,913
Unit value	$42.81	$28.53	$27.48	$20.40	$24.28	$26.74

Shares	740,020	1,094,979	629,778	2,008,876	1,936,952	347,887
Cost	$12,742,330	$22,450,730	$8,424,142	$26,960,797	$20,228,931	$5,449,997

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV	Value Trust Series I
Total Assets
Investments at fair value	$38,852,074	$1,217,054	$3,916,982	$3,492,160	$15,390,263	$14,700,165

Units outstanding	435,985	120,520	386,353	98,578	542,473	239,452
Unit value	$89.11	$10.10	$10.14	$35.43	$28.37	$61.39

Shares	2,023,546	105,647	339,721	277,156	1,223,391	694,387
Cost	$34,607,537	$1,236,778	$3,989,230	$3,745,012	$17,387,209	$12,781,966

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

Value Trust Series NAV
Total Assets
Investments at fair value	$15,756,910

Units outstanding	549,771
Unit value	$28.66

Shares	745,713
Cost	$16,775,152

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$4,387,130	$3,529,337	$276,327	$344,633	$820,441	$946,360
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,387,130	3,529,337	276,327	344,633	820,441	946,360

Realized gains (losses) on investments:
Capital gain distributions received	3,517,463	1,971,519	—	—	—	—
Net realized gain (loss)	10,359,474	10,092,897	29,292	167,344	(175,060)	(52,133)

Realized gains (losses)	13,876,937	12,064,416	29,292	167,344	(175,060)	(52,133)

Unrealized appreciation (depreciation) during the period	7,690,241	(13,401,966)	(13,386)	(498,231)	204,058	(917,593)

Net increase (decrease) in net assets from operations	25,954,308	2,191,787	292,233	13,746	849,439	(23,366)

Changes from principal transactions:
Purchase payments	16,381,618	15,143,018	250,147	222,455	2,000,028	1,895,759
Transfers between sub-accounts and the company	45,124,001	8,973,147	1,041,625	42,039	2,326,527	3,578,289
Transfers on general account policy loans	160,429	(1,959,421)	(1,184)	48,782	(102,791)	(89,271)
Withdrawals	(7,128,368)	(6,644,937)	(283,344)	(150,336)	(703,669)	(370,495)
Annual contract fee	(11,096,298)	(9,803,043)	(495,245)	(416,794)	(1,032,587)	(837,731)

Net increase (decrease) in net assets from principal transactions	43,441,382	5,708,764	511,999	(253,854)	2,487,508	4,176,551

Total increase (decrease) in net assets	69,395,690	7,900,551	804,232	(240,108)	3,336,947	4,153,185
Net assets at beginning of period	203,857,936	195,957,385	6,686,850	6,926,958	19,028,742	14,875,557

Net assets at end of period	$273,253,626	$203,857,936	$7,491,082	$6,686,850	$22,365,689	$19,028,742

	2016	2015	2016	2015	2016	2015
Units, beginning of period	5,507,852	5,455,186	306,255	317,786	267,427	209,301
Units issued	1,713,371	764,300	62,789	33,315	88,442	87,088
Units redeemed	(635,103)	(711,634)	(40,226)	(44,846)	(55,074)	(28,962)

Units, end of period	6,586,120	5,507,852	328,818	306,255	300,795	267,427

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		Alpha Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$140,733	$85,444	$105,661	$71,088	$10,202	$4,034
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	140,733	85,444	105,661	71,088	10,202	4,034

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	94,232	127,199
Net realized gain (loss)	387,290	509,524	444,116	517,501	(182,580)	(25,925)

Realized gains (losses)	387,290	509,524	444,116	517,501	(88,348)	101,274

Unrealized appreciation (depreciation) during the period	304,439	(335,453)	82,864	(403,699)	108,242	(105,019)

Net increase (decrease) in net assets from operations	832,462	259,515	632,641	184,890	30,096	289

Changes from principal transactions:
Purchase payments	248,657	275,125	459,812	420,406	12,008	19,928
Transfers between sub-accounts and the company	(101,735)	71,070	96,234	(413,442)	23,503	(149,883)
Transfers on general account policy loans	(16,429)	(29,715)	1,621	(49,659)	—	—
Withdrawals	(552,546)	(835,285)	(645,512)	(77,825)	(9,835)	(8,723)
Annual contract fee	(552,109)	(574,348)	(269,599)	(279,888)	(16,472)	(19,046)

Net increase (decrease) in net assets from principal transactions	(974,162)	(1,093,153)	(357,444)	(400,408)	9,204	(157,724)

Total increase (decrease) in net assets	(141,700)	(833,638)	275,197	(215,518)	39,300	(157,435)
Net assets at beginning of period	8,724,216	9,557,854	5,947,060	6,162,578	553,356	710,791

Net assets at end of period	$8,582,516	$8,724,216	$6,222,257	$5,947,060	$592,656	$553,356

	2016	2015	2016	2015	2016	2015
Units, beginning of period	263,001	295,594	286,449	304,677	24,033	30,871
Units issued	5,105	9,308	43,355	55,598	19,883	748
Units redeemed	(34,079)	(41,901)	(58,935)	(73,826)	(19,567)	(7,586)

Units, end of period	234,027	263,001	270,869	286,449	24,349	24,033

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$71,783	$23,880	$1,250,978	$1,751,398	$86,321	$133,905
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	71,783	23,880	1,250,978	1,751,398	86,321	133,905

Realized gains (losses) on investments:
Capital gain distributions received	391,198	612,789	11,870,800	6,660,024	988,494	553,330
Net realized gain (loss)	(536,339)	(148,139)	1,139,987	2,981,583	(162,991)	207,610

Realized gains (losses)	(145,141)	464,650	13,010,787	9,641,607	825,503	760,940

Unrealized appreciation (depreciation) during the period	286,094	(494,260)	(6,439,216)	(10,784,264)	(984,628)	(576,537)

Net increase (decrease) in net assets from operations	212,736	(5,730)	7,822,549	608,741	(72,804)	318,308

Changes from principal transactions:
Purchase payments	395,700	383,447	8,748,917	6,301,243	922,619	724,147
Transfers between sub-accounts and the company	599,817	(168,841)	10,396,517	8,282,745	676,617	2,931,125
Transfers on general account policy loans	14,155	(22,041)	38,835	(77,395)	(54,555)	(568,301)
Withdrawals	(51,131)	(12,705)	(1,560,303)	(3,363,204)	(170,101)	(51,035)
Annual contract fee	(203,350)	(180,200)	(5,341,760)	(4,304,551)	(417,777)	(353,343)

Net increase (decrease) in net assets from principal transactions	755,191	(340)	12,282,206	6,838,838	956,803	2,682,593

Total increase (decrease) in net assets	967,927	(6,070)	20,104,755	7,447,579	883,999	3,000,901
Net assets at beginning of period	3,331,586	3,337,656	80,948,638	73,501,059	8,354,355	5,353,454

Net assets at end of period	$4,299,513	$3,331,586	$101,053,393	$80,948,638	$9,238,354	$8,354,355

	2016	2015	2016	2015	2016	2015
Units, beginning of period	136,746	136,948	5,263,868	4,830,178	533,644	364,648
Units issued	79,286	38,778	1,229,868	1,306,364	208,587	247,531
Units redeemed	(49,152)	(38,980)	(464,699)	(872,674)	(153,787)	(78,535)

Units, end of period	166,880	136,746	6,029,037	5,263,868	588,444	533,644

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American International Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$251,908	$155,865	$1,480,172	$1,191,405	$413,506	$480,692
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	251,908	155,865	1,480,172	1,191,405	413,506	480,692

Realized gains (losses) on investments:
Capital gain distributions received	18,948,801	3,483,227	21,956,006	9,660,771	—	1
Net realized gain (loss)	2,882,671	5,115,168	3,706,851	4,779,236	1,102,422	1,712,431

Realized gains (losses)	21,831,472	8,598,395	25,662,857	14,440,007	1,102,422	1,712,432

Unrealized appreciation (depreciation) during the period	(16,486,301)	(4,810,480)	(17,616,179)	(14,579,453)	(231,497)	(4,197,663)

Net increase (decrease) in net assets from operations	5,597,079	3,943,780	9,526,850	1,051,959	1,284,431	(2,004,539)

Changes from principal transactions:
Purchase payments	3,630,295	3,826,790	4,499,640	4,644,745	2,786,041	3,126,166
Transfers between sub-accounts and the company	528,365	(2,818,470)	2,244,763	81,752	(31,226)	2,062,811
Transfers on general account policy loans	(300,523)	(551,789)	(247,399)	(380,622)	(75,106)	(267,951)
Withdrawals	(2,081,187)	(1,831,887)	(3,455,282)	(3,883,610)	(1,168,126)	(1,106,252)
Annual contract fee	(2,977,105)	(2,866,999)	(4,300,389)	(4,180,672)	(1,606,043)	(1,662,191)

Net increase (decrease) in net assets from principal transactions	(1,200,155)	(4,242,355)	(1,258,667)	(3,718,407)	(94,460)	2,152,583

Total increase (decrease) in net assets	4,396,924	(298,575)	8,268,183	(2,666,448)	1,189,971	148,044
Net assets at beginning of period	62,274,206	62,572,781	86,235,502	88,901,950	39,918,360	39,770,316

Net assets at end of period	$66,671,130	$62,274,206	$94,503,685	$86,235,502	$41,108,331	$39,918,360

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,485,246	2,634,239	3,601,853	3,705,884	2,037,560	1,879,080
Units issued	307,514	321,156	402,945	289,406	279,634	455,170
Units redeemed	(335,934)	(470,149)	(393,076)	(393,437)	(259,316)	(296,690)

Units, end of period	2,456,826	2,485,246	3,611,722	3,601,853	2,057,878	2,037,560

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$53,044	$186,342	$4,171	$—	$30,114	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	53,044	186,342	4,171	—	30,114	—

Realized gains (losses) on investments:
Capital gain distributions received	493,160	1,226,455	5,824,423	7,237,541	9,389,303	9,190,684
Net realized gain (loss)	(272,755)	(76,270)	3,267,259	2,956,909	1,335,071	2,957,616

Realized gains (losses)	220,405	1,150,185	9,091,682	10,194,450	10,724,374	12,148,300

Unrealized appreciation (depreciation) during the period	305,319	(1,794,027)	(9,032,049)	(6,196,454)	(10,067,696)	(7,116,885)

Net increase (decrease) in net assets from operations	578,768	(457,500)	63,804	3,997,996	686,792	5,031,415

Changes from principal transactions:
Purchase payments	1,172,177	1,213,862	1,148,937	1,126,659	5,580,045	4,738,247
Transfers between sub-accounts and the company	1,493,153	3,553,032	(2,697,632)	741,077	4,621,251	8,140,309
Transfers on general account policy loans	(18,440)	(45,629)	(95,354)	8,650	(555,882)	(472,496)
Withdrawals	(229,927)	(89,586)	(1,560,822)	(2,486,696)	(1,209,219)	(1,238,184)
Annual contract fee	(558,142)	(542,625)	(2,091,726)	(2,143,879)	(2,739,367)	(2,377,880)

Net increase (decrease) in net assets from principal transactions	1,858,821	4,089,054	(5,296,597)	(2,754,189)	5,696,828	8,789,996

Total increase (decrease) in net assets	2,437,589	3,631,554	(5,232,793)	1,243,807	6,383,620	13,821,411
Net assets at beginning of period	11,291,283	7,659,729	39,842,675	38,598,868	56,255,171	42,433,760

Net assets at end of period	$13,728,872	$11,291,283	$34,609,882	$39,842,675	$62,638,791	$56,255,171

	2016	2015	2016	2015	2016	2015
Units, beginning of period	730,027	477,111	714,376	768,611	413,994	347,031
Units issued	199,157	349,385	16,649	76,650	99,806	119,728
Units redeemed	(83,221)	(96,469)	(115,458)	(130,885)	(56,721)	(52,765)

Units, end of period	845,963	730,027	615,567	714,376	457,079	413,994

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$113,399	$25,339	$593,340	$200,086	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	113,399	25,339	593,340	200,086	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	3,977,121	4,849,701
Net realized gain (loss)	12,553	(6,551)	29,541	7,027	1,294,956	2,104,813

Realized gains (losses)	12,553	(6,551)	29,541	7,027	5,272,077	6,954,514

Unrealized appreciation (depreciation) during the period	(97,274)	(12,828)	(393,197)	(178,270)	(5,711,708)	(4,112,290)

Net increase (decrease) in net assets from operations	28,678	5,960	229,684	28,843	(439,631)	2,842,224

Changes from principal transactions:
Purchase payments	95,211	13,835	1,919,420	802,489	874,258	874,786
Transfers between sub-accounts and the company	3,443,218	(190,040)	12,868,593	(1,036,897)	(2,437,966)	(234,305)
Transfers on general account policy loans	6,232	686	(128,101)	9,403	156,567	8,231
Withdrawals	(419,667)	(62,455)	(684,067)	(123,832)	(885,016)	(1,702,121)
Annual contract fee	(155,838)	(48,528)	(867,173)	(438,738)	(1,425,257)	(1,452,039)

Net increase (decrease) in net assets from principal transactions	2,969,156	(286,502)	13,108,672	(787,575)	(3,717,414)	(2,505,448)

Total increase (decrease) in net assets	2,997,834	(280,542)	13,338,356	(758,732)	(4,157,045)	336,776
Net assets at beginning of period	817,604	1,098,146	6,657,264	7,415,996	27,740,840	27,404,064

Net assets at end of period	$3,815,438	$817,604	$19,995,620	$6,657,264	$23,583,795	$27,740,840

	2016	2015	2016	2015	2016	2015
Units, beginning of period	73,119	98,445	594,351	664,034	1,004,619	1,106,120
Units issued	338,454	26,252	1,450,800	96,378	31,894	104,376
Units redeemed	(80,508)	(51,578)	(315,296)	(166,061)	(173,141)	(205,877)

Units, end of period	331,065	73,119	1,729,855	594,351	863,372	1,004,619

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,972	$5,357	$33,900	$21,140	$690,308	$379,704
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,972	5,357	33,900	21,140	690,308	379,704

Realized gains (losses) on investments:
Capital gain distributions received	3,428,848	3,755,477	244,943	171,193	4,460,146	4,085,731
Net realized gain (loss)	79,674	1,600,604	9,027	(107,888)	(344,812)	25,515

Realized gains (losses)	3,508,522	5,356,081	253,970	63,305	4,115,334	4,111,246

Unrealized appreciation (depreciation) during the period	(3,795,459)	(3,050,282)	(129,756)	65,144	(1,417,364)	(3,114,355)

Net increase (decrease) in net assets from operations	(284,965)	2,311,156	158,114	149,589	3,388,278	1,376,595

Changes from principal transactions:
Purchase payments	1,799,419	2,023,842	50,013	37,595	4,904,957	3,556,067
Transfers between sub-accounts and the company	167,945	(1,265,017)	1,504,962	(214,136)	15,780,475	6,512,532
Transfers on general account policy loans	(85,866)	(349,952)	—	—	(152,128)	(112,922)
Withdrawals	(635,696)	(299,447)	(6,160)	(35,728)	(471,767)	(471,379)
Annual contract fee	(927,677)	(938,415)	(74,841)	(44,423)	(2,208,589)	(1,469,005)

Net increase (decrease) in net assets from principal transactions	318,125	(828,989)	1,473,974	(256,692)	17,852,948	8,015,293

Total increase (decrease) in net assets	33,160	1,482,167	1,632,088	(107,103)	21,241,226	9,391,888
Net assets at beginning of period	21,768,983	20,286,816	988,411	1,095,514	32,896,869	23,504,981

Net assets at end of period	$21,802,143	$21,768,983	$2,620,499	$988,411	$54,138,095	$32,896,869

	2016	2015	2016	2015	2016	2015
Units, beginning of period	802,793	834,006	53,691	62,652	1,782,077	1,340,340
Units issued	181,555	181,576	93,746	159,119	1,118,833	632,277
Units redeemed	(172,247)	(212,789)	(15,778)	(168,080)	(190,136)	(190,540)

Units, end of period	812,101	802,793	131,659	53,691	2,710,774	1,782,077

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Core Strategy Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$371,869	$332,825	$1,267,077	$909,756	$24,794	$36,442
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	371,869	332,825	1,267,077	909,756	24,794	36,442

Realized gains (losses) on investments:
Capital gain distributions received	10,441	44,570	33,351	119,033	57,288	55,329
Net realized gain (loss)	(8,301)	(51,186)	4,399	(203,251)	2,087	15,795

Realized gains (losses)	2,140	(6,616)	37,750	(84,218)	59,375	71,124

Unrealized appreciation (depreciation) during the period	187,858	(651,416)	217,509	(1,576,955)	16,240	(103,454)

Net increase (decrease) in net assets from operations	561,867	(325,207)	1,522,336	(751,417)	100,409	4,112

Changes from principal transactions:
Purchase payments	530,699	409,467	5,483,584	4,228,837	66,400	94,838
Transfers between sub-accounts and the company	(28,959)	19,525,066	5,790,878	45,921,968	(196,672)	(112,307)
Transfers on general account policy loans	174,248	(16,659)	(600,934)	(192,530)	308	(13)
Withdrawals	(2,015,860)	(793,450)	(1,563,414)	(692,704)	(194,205)	(44,379)
Annual contract fee	(837,352)	(639,046)	(2,828,154)	(1,849,131)	(118,919)	(183,116)

Net increase (decrease) in net assets from principal transactions	(2,177,224)	18,485,378	6,281,960	47,416,440	(443,088)	(244,977)

Total increase (decrease) in net assets	(1,615,357)	18,160,171	7,804,296	46,665,023	(342,679)	(240,865)
Net assets at beginning of period	19,494,512	1,334,341	53,124,183	6,459,160	1,580,595	1,821,460

Net assets at end of period	$17,879,155	$19,494,512	$60,928,479	$53,124,183	$1,237,916	$1,580,595

	2016	2015	2016	2015	2016	2015
Units, beginning of period	959,805	65,904	3,255,465	397,238	107,776	124,068
Units issued	55,163	980,956	877,449	3,492,929	5,916	5,490
Units redeemed	(158,179)	(87,055)	(498,247)	(634,702)	(34,892)	(21,782)

Units, end of period	856,789	959,805	3,634,667	3,255,465	78,800	107,776

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$3,090,652	$3,251,421	$51,808	$53,043	$605,189	$526,386
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,090,652	3,251,421	51,808	53,043	605,189	526,386

Realized gains (losses) on investments:
Capital gain distributions received	5,957,053	4,643,290	—	—	—	—
Net realized gain (loss)	412,326	1,034,716	(156,988)	(204,206)	(1,465,612)	(1,644,622)

Realized gains (losses)	6,369,379	5,678,006	(156,988)	(204,206)	(1,465,612)	(1,644,622)

Unrealized appreciation (depreciation) during the period	447,466	(9,166,307)	492,730	(370,149)	5,234,079	(4,161,711)

Net increase (decrease) in net assets from operations	9,907,497	(236,880)	387,550	(521,312)	4,373,656	(5,279,947)

Changes from principal transactions:
Purchase payments	17,018,620	15,956,396	148,991	63,253	3,217,852	3,209,221
Transfers between sub-accounts and the company	1,277,280	(3,362,635)	163,464	172,172	1,276,857	3,192,383
Transfers on general account policy loans	(474,544)	(686,549)	(10,045)	4,279	(42,942)	(150,807)
Withdrawals	(3,956,812)	(4,844,584)	(15,670)	(247,392)	(651,827)	(365,743)
Annual contract fee	(8,807,045)	(8,528,912)	(108,327)	(102,702)	(1,187,779)	(1,095,134)

Net increase (decrease) in net assets from principal transactions	5,057,499	(1,466,284)	178,413	(110,390)	2,612,161	4,789,920

Total increase (decrease) in net assets	14,964,996	(1,703,164)	565,963	(631,702)	6,985,817	(490,027)
Net assets at beginning of period	136,011,910	137,715,074	2,154,712	2,786,414	22,747,120	23,237,147

Net assets at end of period	$150,976,906	$136,011,910	$2,720,675	$2,154,712	$29,732,937	$22,747,120

	2016	2015	2016	2015	2016	2015
Units, beginning of period	9,236,175	9,346,456	188,762	197,537	2,481,285	2,051,850
Units issued	921,152	914,014	62,096	36,915	757,567	968,452
Units redeemed	(589,743)	(1,024,295)	(48,876)	(45,690)	(492,215)	(539,017)

Units, end of period	9,567,584	9,236,175	201,982	188,762	2,746,637	2,481,285

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I
	2016 (b)	2015	2016 (c)	2015	2016	2015
Income:
Dividend distributions received	$849,935	$798,875	$1,464,623	$1,290,654	$32,666	$27,117
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	849,935	798,875	1,464,623	1,290,654	32,666	27,117

Realized gains (losses) on investments:
Capital gain distributions received	3,737,993	3,726,417	6,187,986	5,820,976	—	845,009
Net realized gain (loss)	2,397,460	2,094,930	(645,537)	2,848,371	(110,049)	55,425

Realized gains (losses)	6,135,453	5,821,347	5,542,449	8,669,347	(110,049)	900,434

Unrealized appreciation (depreciation) during the period	(202,740)	(9,533,145)	4,213,881	(14,343,521)	451,660	(1,000,590)

Net increase (decrease) in net assets from operations	6,782,648	(2,912,923)	11,220,953	(4,383,520)	374,277	(73,039)

Changes from principal transactions:
Purchase payments	1,445,881	1,459,539	5,270,024	5,682,807	64,775	47,817
Transfers between sub-accounts and the company	(1,986,217)	(1,383,254)	(2,941,509)	(4,035,461)	1,534,807	85,707
Transfers on general account policy loans	(199,754)	(37,709)	(452,901)	(683,317)	(4,801)	3,536
Withdrawals	(1,515,739)	(2,067,226)	(1,720,660)	(1,030,885)	(54,882)	(138,811)
Annual contract fee	(2,256,866)	(2,298,102)	(2,610,377)	(2,592,292)	(93,760)	(85,105)

Net increase (decrease) in net assets from principal transactions	(4,512,695)	(4,326,752)	(2,455,423)	(2,659,148)	1,446,139	(86,856)

Total increase (decrease) in net assets	2,269,953	(7,239,675)	8,765,530	(7,042,668)	1,820,416	(159,895)
Net assets at beginning of period	38,189,627	45,429,302	60,573,245	67,615,913	2,647,198	2,807,093

Net assets at end of period	$40,459,580	$38,189,627	$69,338,775	$60,573,245	$4,467,614	$2,647,198

	2016	2015	2016	2015	2016	2015
Units, beginning of period	892,354	989,889	1,415,554	1,474,866	114,973	118,692
Units issued	17,013	19,749	215,191	218,911	76,917	5,543
Units redeemed	(115,733)	(117,284)	(271,151)	(278,223)	(29,340)	(9,262)

Units, end of period	793,634	892,354	1,359,594	1,415,554	162,550	114,973

(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(c)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV
	2016	2015	2016 (d)	2015	2016 (e)	2015
Income:
Dividend distributions received	$118,255	$84,277	$10,190	$10,867	$1,063,638	$1,319,918
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	118,255	84,277	10,190	10,867	1,063,638	1,319,918

Realized gains (losses) on investments:
Capital gain distributions received	—	2,498,794	25,789	—	2,644,753	—
Net realized gain (loss)	(641,970)	108,001	35,418	7,233	(1,736,647)	411,841

Realized gains (losses)	(641,970)	2,606,795	61,207	7,233	908,106	411,841

Unrealized appreciation (depreciation) during the period	2,004,166	(2,942,339)	(36,096)	(41,081)	1,752,329	(4,405,532)

Net increase (decrease) in net assets from operations	1,480,451	(251,267)	35,301	(22,981)	3,724,073	(2,673,773)

Changes from principal transactions:
Purchase payments	555,987	569,007	10,001	6,755	3,736,639	4,207,560
Transfers between sub-accounts and the company	787,739	1,879,015	(403,498)	534	(49,154,555)	5,558,552
Transfers on general account policy loans	(942)	(150,889)	—	—	(24,963)	(107,653)
Withdrawals	(190,830)	(273,741)	75	123	(495,141)	(366,809)
Annual contract fee	(341,714)	(332,542)	(12,495)	(13,319)	(1,996,162)	(2,106,168)

Net increase (decrease) in net assets from principal transactions	810,240	1,690,850	(405,917)	(5,907)	(47,934,182)	7,185,482

Total increase (decrease) in net assets	2,290,691	1,439,583	(370,616)	(28,888)	(44,210,109)	4,511,709
Net assets at beginning of period	7,635,955	6,196,372	370,616	399,504	44,210,109	39,698,400

Net assets at end of period	$9,926,646	$7,635,955	$—	$370,616	$—	$44,210,109

	2016	2015	2016	2015	2016	2015
Units, beginning of period	275,391	217,693	27,114	27,532	3,224,632	2,728,857
Units issued	98,888	116,525	6,993	1,074	365,738	631,698
Units redeemed	(74,620)	(58,827)	(34,107)	(1,492)	(3,590,370)	(135,923)

Units, end of period	299,659	275,391	—	27,114	—	3,224,632

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$5,972	$—	$89,644	$—	$752,457	$380,095
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,972	—	89,644	—	752,457	380,095

Realized gains (losses) on investments:
Capital gain distributions received	137,779	45,822	1,751,890	603,167	—	—
Net realized gain (loss)	43,571	95,787	510,250	776,764	(114,571)	488,283

Realized gains (losses)	181,350	141,609	2,262,140	1,379,931	(114,571)	488,283

Unrealized appreciation (depreciation) during the period	(97,580)	(112,332)	(1,253,271)	(847,422)	2,602,438	(1,249,037)

Net increase (decrease) in net assets from operations	89,742	29,277	1,098,513	532,509	3,240,324	(380,659)

Changes from principal transactions:
Purchase payments	37,314	20,970	790,842	741,817	1,338,122	1,297,099
Transfers between sub-accounts and the company	(1,546)	105,500	920,232	807,814	(797,024)	59,219
Transfers on general account policy loans	2,699	(195)	(255,007)	(75,738)	(150,243)	(56,320)
Withdrawals	(6,100)	(834)	(365,126)	(317,922)	(1,736,693)	(2,083,063)
Annual contract fee	(48,618)	(39,304)	(703,379)	(684,156)	(2,056,077)	(2,170,415)

Net increase (decrease) in net assets from principal transactions	(16,251)	86,137	387,562	471,815	(3,401,915)	(2,953,480)

Total increase (decrease) in net assets	73,491	115,414	1,486,075	1,004,324	(161,591)	(3,334,139)
Net assets at beginning of period	1,011,176	895,762	13,149,397	12,145,073	36,203,696	39,537,835

Net assets at end of period	$1,084,667	$1,011,176	$14,635,472	$13,149,397	$36,042,105	$36,203,696

	2016	2015	2016	2015	2016	2015
Units, beginning of period	26,653	24,558	583,302	560,773	1,290,900	1,394,135
Units issued	4,767	11,358	88,390	106,902	40,414	35,395
Units redeemed	(5,031)	(9,263)	(72,768)	(84,373)	(164,823)	(138,630)

Units, end of period	26,389	26,653	598,924	583,302	1,166,491	1,290,900

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Global Bond Trust Series I		Global Bond Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$862,647	$409,363	$—	$139,318	$—	$630,566
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	862,647	409,363	—	139,318	—	630,566

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	432,067	944,900	(658)	(7,854)	(172,691)	(228,673)

Realized gains (losses)	432,067	944,900	(658)	(7,854)	(172,691)	(228,673)

Unrealized appreciation (depreciation) during the period	2,646,507	(1,720,425)	175,208	(332,448)	631,185	(1,244,037)

Net increase (decrease) in net assets from operations	3,941,221	(366,162)	174,550	(200,984)	458,494	(842,144)

Changes from principal transactions:
Purchase payments	3,729,748	3,746,125	184,967	211,813	3,234,165	3,067,431
Transfers between sub-accounts and the company	(1,757,974)	2,856,109	(48,276)	(99,265)	2,113,311	(380,785)
Transfers on general account policy loans	(201,418)	(356,965)	(9,612)	(1,046)	(196,588)	(376,370)
Withdrawals	(774,488)	(770,578)	(140,988)	(447,748)	(693,844)	(497,861)
Annual contract fee	(1,680,546)	(1,614,266)	(258,453)	(254,587)	(1,214,026)	(1,108,159)

Net increase (decrease) in net assets from principal transactions	(684,678)	3,860,425	(272,362)	(590,833)	3,243,018	704,256

Total increase (decrease) in net assets	3,256,543	3,494,263	(97,812)	(791,817)	3,701,512	(137,888)
Net assets at beginning of period	37,270,042	33,775,779	5,265,876	6,057,693	23,089,505	23,227,393

Net assets at end of period	$40,526,585	$37,270,042	$5,168,064	$5,265,876	$26,791,017	$23,089,505

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,886,852	1,691,803	177,734	197,307	776,737	753,993
Units issued	346,371	476,698	14,590	9,209	267,917	190,675
Units redeemed	(371,763)	(281,649)	(23,056)	(28,782)	(170,913)	(167,931)

Units, end of period	1,861,460	1,886,852	169,268	177,734	873,741	776,737

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series I		Global Trust Series NAV		Health Sciences Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$471,443	$231,091	$1,194,009	$558,851	$6,841	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	471,443	231,091	1,194,009	558,851	6,841	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,460,743	2,860,776
Net realized gain (loss)	521,062	103,094	(181,288)	272,661	(437,758)	2,292,060

Realized gains (losses)	521,062	103,094	(181,288)	272,661	2,022,985	5,152,836

Unrealized appreciation (depreciation) during the period	(60,658)	(1,108,990)	1,366,945	(2,538,370)	(3,421,979)	(3,475,931)

Net increase (decrease) in net assets from operations	931,847	(774,805)	2,379,666	(1,706,858)	(1,392,153)	1,676,905

Changes from principal transactions:
Purchase payments	565,709	474,835	2,805,883	3,235,721	221,550	261,109
Transfers between sub-accounts and the company	(371,357)	(525,557)	(1,173,150)	(3,425,633)	(820,841)	(2,879,526)
Transfers on general account policy loans	(94,619)	(111,544)	(74,947)	(303,412)	32,733	80,473
Withdrawals	(279,017)	(692,773)	(998,532)	(394,544)	(659,482)	(780,703)
Annual contract fee	(655,524)	(704,548)	(1,278,253)	(1,324,904)	(407,533)	(481,723)

Net increase (decrease) in net assets from principal transactions	(834,808)	(1,559,587)	(718,999)	(2,212,772)	(1,633,573)	(3,800,370)

Total increase (decrease) in net assets	97,039	(2,334,392)	1,660,667	(3,919,630)	(3,025,726)	(2,123,465)
Net assets at beginning of period	10,858,762	13,193,154	25,902,832	29,822,462	12,695,258	14,818,723

Net assets at end of period	$10,955,801	$10,858,762	$27,563,499	$25,902,832	$9,669,532	$12,695,258

	2016	2015	2016	2015	2016	2015
Units, beginning of period	363,584	413,385	1,602,287	1,727,883	163,153	214,618
Units issued	24,704	12,308	177,182	328,762	14,958	45,976
Units redeemed	(53,179)	(62,109)	(221,896)	(454,358)	(39,154)	(97,441)

Units, end of period	335,109	363,584	1,557,573	1,602,287	138,957	163,153

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series I		High Yield Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$37,619	$—	$852,460	$975,360	$1,946,213	$1,949,098
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	37,619	—	852,460	975,360	1,946,213	1,949,098

Realized gains (losses) on investments:
Capital gain distributions received	8,466,254	6,005,699	—	—	—	—
Net realized gain (loss)	(416,245)	2,754,869	(229,367)	(69,754)	(1,184,018)	(488,802)

Realized gains (losses)	8,050,009	8,760,568	(229,367)	(69,754)	(1,184,018)	(488,802)

Unrealized appreciation (depreciation) during the period	(12,212,913)	(4,953,078)	1,212,033	(1,960,830)	3,425,211	(3,604,113)

Net increase (decrease) in net assets from operations	(4,125,285)	3,807,490	1,835,126	(1,055,224)	4,187,406	(2,143,817)

Changes from principal transactions:
Purchase payments	3,458,991	3,526,362	356,891	612,218	2,432,037	2,460,115
Transfers between sub-accounts and the company	(292,352)	4,312,607	(225,516)	(623,577)	172,523	(409,207)
Transfers on general account policy loans	(239,062)	(485,840)	(14,597)	14,726	(329,561)	(235,246)
Withdrawals	(1,061,846)	(821,880)	(298,227)	(540,689)	(599,165)	(249,283)
Annual contract fee	(1,740,084)	(1,728,630)	(623,651)	(689,035)	(1,297,237)	(1,213,962)

Net increase (decrease) in net assets from principal transactions	125,647	4,802,619	(805,100)	(1,226,357)	378,597	352,417

Total increase (decrease) in net assets	(3,999,638)	8,610,109	1,030,026	(2,281,581)	4,566,003	(1,791,400)
Net assets at beginning of period	38,510,187	29,900,078	11,811,211	14,092,792	24,252,186	26,043,586

Net assets at end of period	$34,510,549	$38,510,187	$12,841,237	$11,811,211	$28,818,189	$24,252,186

	2016	2015	2016	2015	2016	2015
Units, beginning of period	634,686	555,648	402,432	440,229	1,252,590	1,232,423
Units issued	137,000	206,685	19,025	21,327	304,159	315,980
Units redeemed	(135,919)	(127,647)	(45,140)	(59,124)	(279,821)	(295,813)

Units, end of period	635,767	634,686	376,317	402,432	1,276,928	1,252,590

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series NAV		International Equity Index Trust B Series I
	2016 (f)	2015	2016 (g)	2015	2016	2015
Income:
Dividend distributions received	$2,580,354	$443,171	$2,486,076	$502,599	$295,644	$298,167
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,580,354	443,171	2,486,076	502,599	295,644	298,167

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(3,534,460)	(601,051)	(4,540,456)	306,789	2,764	116,667

Realized gains (losses)	(3,534,460)	(601,051)	(4,540,456)	306,789	2,764	116,667

Unrealized appreciation (depreciation) during the period	1,066,896	(776,858)	2,122,635	(1,977,456)	194,768	(1,108,383)

Net increase (decrease) in net assets from operations	112,790	(934,738)	68,255	(1,168,068)	493,176	(693,549)

Changes from principal transactions:
Purchase payments	492,509	607,340	1,203,663	1,203,594	422,511	491,712
Transfers between sub-accounts and the company	(13,309,701)	2,557,922	(15,255,328)	5,931,394	32,568	286,792
Transfers on general account policy loans	(122,523)	31,402	(7,593)	(381,235)	(29,172)	49,461
Withdrawals	(455,880)	(509,622)	(1,128,160)	(110,459)	(654,322)	(605,365)
Annual contract fee	(586,286)	(958,139)	(470,244)	(625,189)	(558,355)	(569,432)

Net increase (decrease) in net assets from principal transactions	(13,981,881)	1,728,903	(15,657,662)	6,018,105	(786,770)	(346,832)

Total increase (decrease) in net assets	(13,869,091)	794,165	(15,589,407)	4,850,037	(293,594)	(1,040,381)
Net assets at beginning of period	13,869,091	13,074,926	15,589,407	10,739,370	11,479,391	12,519,772

Net assets at end of period	$—	$13,869,091	$—	$15,589,407	$11,185,797	$11,479,391

	2016	2015	2016	2015	2016	2015
Units, beginning of period	672,016	598,981	1,024,956	668,515	1,053,280	1,080,790
Units issued	24,537	135,250	115,854	549,848	60,788	66,915
Units redeemed	(696,553)	(62,215)	(1,140,810)	(193,407)	(131,439)	(94,425)

Units, end of period	—	672,016	—	1,024,956	982,629	1,053,280

(f)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Trust Series I		International Growth Stock Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,301,184	$1,146,653	$42,307	$29,537	$244,498	$178,380
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,301,184	1,146,653	42,307	29,537	244,498	178,380

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	—	—
Net realized gain (loss)	(366,303)	434,665	87,597	76,136	129,568	139,813

Realized gains (losses)	(366,304)	434,665	87,597	76,136	129,568	139,813

Unrealized appreciation (depreciation) during the period	1,220,191	(4,378,528)	(166,729)	(132,967)	(501,804)	(621,158)

Net increase (decrease) in net assets from operations	2,155,071	(2,797,210)	(36,825)	(27,294)	(127,738)	(302,965)

Changes from principal transactions:
Purchase payments	5,196,806	5,397,024	211,276	94,696	1,255,352	925,583
Transfers between sub-accounts and the company	2,029,031	5,219,885	759,739	(84,628)	3,930,537	1,759,177
Transfers on general account policy loans	(212,400)	(500,950)	(16,914)	(36,636)	(32,433)	(38,797)
Withdrawals	(1,437,926)	(627,273)	(131,744)	(98,985)	(280,072)	(100,194)
Annual contract fee	(1,876,615)	(1,752,117)	(103,227)	(95,781)	(614,059)	(434,314)

Net increase (decrease) in net assets from principal transactions	3,698,896	7,736,569	719,130	(221,334)	4,259,325	2,111,455

Total increase (decrease) in net assets	5,853,967	4,939,359	682,305	(248,628)	4,131,587	1,808,490
Net assets at beginning of period	44,229,634	39,290,275	1,643,577	1,892,205	9,961,204	8,152,714

Net assets at end of period	$50,083,601	$44,229,634	$2,325,882	$1,643,577	$14,092,791	$9,961,204

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,033,879	865,114	135,399	152,343	819,539	655,754
Units issued	212,331	262,043	115,927	14,033	505,514	232,211
Units redeemed	(125,168)	(93,278)	(57,165)	(30,977)	(151,560)	(68,426)

Units, end of period	1,121,042	1,033,879	194,161	135,399	1,173,493	819,539

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		International Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$137,984	$108,497	$412,741	$331,850	$477,376	$244,634
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	137,984	108,497	412,741	331,850	477,376	244,634

Realized gains (losses) on investments:
Capital gain distributions received	(2)	2	—	—	—	—
Net realized gain (loss)	26,619	530,579	411,176	462,083	494,895	(671,295)

Realized gains (losses)	26,617	530,581	411,176	462,083	494,895	(671,295)

Unrealized appreciation (depreciation) during the period	181,682	(276,123)	187,994	141,353	527,354	(489,124)

Net increase (decrease) in net assets from operations	346,283	362,955	1,011,911	935,286	1,499,625	(915,785)

Changes from principal transactions:
Purchase payments	206,826	222,265	2,462,940	2,499,238	615,565	477,548
Transfers between sub-accounts and the company	(65,495)	(215,226)	(492,784)	4,686,296	12,261,397	(987,899)
Transfers on general account policy loans	38,866	(56,242)	(293,513)	(183,267)	3,150	(60,806)
Withdrawals	(190,536)	(156,443)	(472,528)	(214,404)	(524,528)	(975,769)
Annual contract fee	(328,130)	(304,077)	(879,294)	(773,704)	(755,032)	(657,453)

Net increase (decrease) in net assets from principal transactions	(338,469)	(509,723)	324,821	6,014,159	11,600,552	(2,204,379)

Total increase (decrease) in net assets	7,814	(146,768)	1,336,732	6,949,445	13,100,177	(3,120,164)
Net assets at beginning of period	5,896,265	6,043,033	19,406,334	12,456,889	11,804,302	14,924,466

Net assets at end of period	$5,904,079	$5,896,265	$20,743,066	$19,406,334	$24,904,479	$11,804,302

	2016	2015	2016	2015	2016	2015
Units, beginning of period	390,696	426,622	1,282,117	877,938	534,832	623,344
Units issued	122,223	114,503	308,896	568,772	577,490	22,387
Units redeemed	(139,987)	(150,429)	(285,271)	(164,593)	(107,155)	(110,899)

Units, end of period	372,932	390,696	1,305,742	1,282,117	1,005,167	534,832

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$727,860	$409,152	$251,319	$211,436	$318,556	$195,469
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	727,860	409,152	251,319	211,436	318,556	195,469

Realized gains (losses) on investments:
Capital gain distributions received	—	—	64,132	488,612	82,112	432,775
Net realized gain (loss)	(205,161)	231,219	(14,607)	158,743	(289,235)	(61,957)

Realized gains (losses)	(205,161)	231,219	49,525	647,355	(207,123)	370,818

Unrealized appreciation (depreciation) during the period	2,302,526	(2,395,603)	133,153	(949,315)	317,814	(653,775)

Net increase (decrease) in net assets from operations	2,825,225	(1,755,232)	433,997	(90,524)	429,247	(87,488)

Changes from principal transactions:
Purchase payments	2,068,906	1,781,370	521,765	472,165	1,502,772	1,332,486
Transfers between sub-accounts and the company	13,642,227	(811,500)	454,887	(113,244)	836,623	1,884,108
Transfers on general account policy loans	(58,452)	(399,163)	(7,501)	(24,703)	19,868	(250,476)
Withdrawals	(545,125)	(367,384)	(899,230)	(754,994)	(253,877)	(206,397)
Annual contract fee	(1,117,448)	(1,006,133)	(888,694)	(932,040)	(603,321)	(503,497)

Net increase (decrease) in net assets from principal transactions	13,990,108	(802,810)	(818,773)	(1,352,816)	1,502,065	2,256,224

Total increase (decrease) in net assets	16,815,333	(2,558,042)	(384,776)	(1,443,340)	1,931,312	2,168,736
Net assets at beginning of period	19,037,244	21,595,286	10,794,300	12,237,640	10,698,044	8,529,308

Net assets at end of period	$35,852,577	$19,037,244	$10,409,524	$10,794,300	$12,629,356	$10,698,044

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,336,036	1,398,608	321,414	361,408	674,077	533,765
Units issued	1,098,741	346,456	54,613	11,351	314,222	271,105
Units redeemed	(192,332)	(409,028)	(78,822)	(51,345)	(225,075)	(130,793)

Units, end of period	2,242,445	1,336,036	297,205	321,414	763,224	674,077

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series NAV		Lifestyle Aggressive Trust PS Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$225,081	$301,714	$2,773,166	$3,574,431	$41,572	$16,799
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	225,081	301,714	2,773,166	3,574,431	41,572	16,799

Realized gains (losses) on investments:
Capital gain distributions received	117,964	—	1,409,736	—	81,717	900
Net realized gain (loss)	603,752	959,798	4,190,325	4,245,982	(11,447)	(1,045)

Realized gains (losses)	721,716	959,798	5,600,061	4,245,982	70,270	(145)

Unrealized appreciation (depreciation) during the period	(699,446)	(2,146,286)	(5,362,848)	(18,098,903)	8,811	(31,132)

Net increase (decrease) in net assets from operations	247,351	(884,774)	3,010,379	(10,278,490)	120,653	(14,478)

Changes from principal transactions:
Purchase payments	623,100	716,400	16,712,854	18,019,468	120,636	60,013
Transfers between sub-accounts and the company	(769,794)	(353,855)	(8,738,135)	(2,255,510)	1,486,247	372,278
Transfers on general account policy loans	117,062	328,758	(390,679)	(976,970)	—	—
Withdrawals	(398,856)	(1,330,166)	(3,591,895)	(4,931,473)	(186,648)	(907)
Annual contract fee	(624,940)	(669,424)	(9,464,004)	(9,471,119)	(115,760)	(86,806)

Net increase (decrease) in net assets from principal transactions	(1,053,428)	(1,308,287)	(5,471,859)	384,396	1,304,475	344,578

Total increase (decrease) in net assets	(806,077)	(2,193,061)	(2,461,480)	(9,894,094)	1,425,128	330,100
Net assets at beginning of period	14,299,328	16,492,389	165,761,760	175,655,854	853,467	523,367

Net assets at end of period	$13,493,251	$14,299,328	$163,300,280	$165,761,760	$2,278,595	$853,467

	2016	2015	2016	2015	2016	2015
Units, beginning of period	487,475	529,366	9,421,664	9,405,923	80,266	48,480
Units issued	14,667	17,047	908,085	894,308	146,322	41,397
Units redeemed	(50,965)	(58,938)	(1,220,921)	(878,567)	(31,057)	(9,611)

Units, end of period	451,177	487,475	9,108,828	9,421,664	195,531	80,266

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,168,087	$1,481,934	$8,539,778	$9,785,380	$1,050,100	$661,544
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,168,087	1,481,934	8,539,778	9,785,380	1,050,100	661,544

Realized gains (losses) on investments:
Capital gain distributions received	2,380,814	4,446,014	16,131,774	27,541,990	895,300	339,514
Net realized gain (loss)	1,142,268	184,802	3,777,913	6,045,648	(48,826)	(11,832)

Realized gains (losses)	3,523,082	4,630,816	19,909,687	33,587,638	846,474	327,682

Unrealized appreciation (depreciation) during the period	(2,065,793)	(7,421,086)	(9,692,624)	(51,711,068)	223,504	(1,171,375)

Net increase (decrease) in net assets from operations	2,625,376	(1,308,336)	18,756,841	(8,338,050)	2,120,078	(182,149)

Changes from principal transactions:
Purchase payments	1,403,386	1,588,712	38,149,081	39,232,903	5,919,180	3,594,246
Transfers between sub-accounts and the company	(459,363)	(99,622)	3,252,639	(3,222,996)	15,519,815	14,781,372
Transfers on general account policy loans	256,458	(184,403)	(2,156,186)	4,431,079	(6,506)	(173,713)
Withdrawals	(3,787,376)	(3,777,823)	(11,299,601)	(14,652,457)	(261,350)	(42,744)
Annual contract fee	(2,644,269)	(2,692,734)	(25,470,666)	(24,651,162)	(3,883,139)	(1,998,965)

Net increase (decrease) in net assets from principal transactions	(5,231,164)	(5,165,870)	2,475,267	1,137,367	17,288,000	16,160,196

Total increase (decrease) in net assets	(2,605,788)	(6,474,206)	21,232,108	(7,200,683)	19,408,078	15,978,047
Net assets at beginning of period	58,486,440	64,960,646	379,093,220	386,293,903	26,281,280	10,303,233

Net assets at end of period	$55,880,652	$58,486,440	$400,325,328	$379,093,220	$45,689,358	$26,281,280

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,692,660	1,837,744	22,062,969	21,987,612	2,449,539	961,275
Units issued	57,406	24,661	1,679,948	1,985,190	1,651,912	1,556,021
Units redeemed	(206,786)	(169,745)	(1,535,788)	(1,909,833)	(90,168)	(67,757)

Units, end of period	1,543,280	1,692,660	22,207,129	22,062,969	4,011,283	2,449,539

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series NAV		Lifestyle Conservative Trust PS Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$79,600	$101,599	$837,000	$876,469	$79,678	$17,267
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	79,600	101,599	837,000	876,469	79,678	17,267

Realized gains (losses) on investments:
Capital gain distributions received	77,617	213,886	794,002	1,895,177	26,146	12,149
Net realized gain (loss)	(131,054)	(66,706)	(872,260)	(490,297)	(3,867)	(17,088)

Realized gains (losses)	(53,437)	147,180	(78,258)	1,404,880	22,279	(4,939)

Unrealized appreciation (depreciation) during the period	139,970	(242,139)	782,127	(2,212,082)	(95,057)	(21,617)

Net increase (decrease) in net assets from operations	166,133	6,640	1,540,869	69,267	6,900	(9,289)

Changes from principal transactions:
Purchase payments	67,367	119,067	3,706,334	3,332,630	164,293	81,790
Transfers between sub-accounts and the company	(57,707)	326,764	1,429,978	(869,811)	2,204,783	414,191
Transfers on general account policy loans	40,355	(50,208)	(507,070)	(56,529)	6,793	(264)
Withdrawals	(453,563)	(440,767)	(2,530,476)	(1,377,360)	(8,734)	24
Annual contract fee	(295,113)	(313,701)	(2,182,372)	(2,196,212)	(134,832)	(59,497)

Net increase (decrease) in net assets from principal transactions	(698,661)	(358,845)	(83,606)	(1,167,282)	2,232,303	436,244

Total increase (decrease) in net assets	(532,528)	(352,205)	1,457,263	(1,098,015)	2,239,203	426,955
Net assets at beginning of period	3,824,580	4,176,785	32,515,846	33,613,861	617,800	190,845

Net assets at end of period	$3,292,052	$3,824,580	$33,973,109	$32,515,846	$2,857,003	$617,800

	2016	2015	2016	2015	2016	2015
Units, beginning of period	108,986	119,080	1,978,848	2,049,384	58,228	18,028
Units issued	4,071	11,730	448,407	336,141	215,248	105,177
Units redeemed	(23,361)	(21,824)	(449,347)	(406,677)	(15,435)	(64,977)

Units, end of period	89,696	108,986	1,977,908	1,978,848	258,041	58,228

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series I
	2016	2015	2016	2015	2016 (h)	2015
Income:
Dividend distributions received	$1,307,459	$1,742,480	$10,441,787	$12,687,426	$9,402	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,307,459	1,742,480	10,441,787	12,687,426	9,402	—

Realized gains (losses) on investments:
Capital gain distributions received	2,003,867	—	15,356,306	1	—	—
Net realized gain (loss)	399,650	43,775	4,852,730	7,403,755	3	—

Realized gains (losses)	2,403,517	43,775	20,209,036	7,403,756	3	—

Unrealized appreciation (depreciation) during the period	(1,393,175)	(5,442,711)	(12,641,423)	(45,475,242)	365	—

Net increase (decrease) in net assets from operations	2,317,801	(3,656,456)	18,009,400	(25,384,060)	9,770	—

Changes from principal transactions:
Purchase payments	2,741,571	3,492,591	65,770,443	67,671,161	1,454	—
Transfers between sub-accounts and the company	(1,972,703)	(905,398)	(15,484,555)	(591,994)	492,413	—
Transfers on general account policy loans	26,833	(236,686)	(4,080,432)	(3,224,748)	—	—
Withdrawals	(4,841,024)	(7,126,155)	(16,843,056)	(15,773,558)	—	—
Annual contract fee	(3,582,942)	(3,732,253)	(36,947,146)	(36,782,792)	(2,902)	—

Net increase (decrease) in net assets from principal transactions	(7,628,265)	(8,507,901)	(7,584,746)	11,298,069	490,965	—

Total increase (decrease) in net assets	(5,310,464)	(12,164,357)	10,424,654	(14,085,991)	500,735	—
Net assets at beginning of period	75,182,094	87,346,451	536,931,693	551,017,684	—	—

Net assets at end of period	$69,871,630	$75,182,094	$547,356,347	$536,931,693	$500,735	$—

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,343,528	2,599,268	31,216,095	30,578,139	—	—
Units issued	30,168	64,387	2,445,839	2,833,383	49,326	—
Units redeemed	(266,032)	(320,127)	(2,881,053)	(2,195,427)	(230)	—

Units, end of period	2,107,664	2,343,528	30,780,881	31,216,095	49,096	—

(h)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust PS Series NAV		Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,930,057	$685,439	$291,967	$351,788	$1,869,826	$2,153,238
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,930,057	685,439	291,967	351,788	1,869,826	2,153,238

Realized gains (losses) on investments:
Capital gain distributions received	1,299,394	415,908	491,052	1,189,744	3,046,989	7,049,872
Net realized gain (loss)	(77,086)	4,588	(38,351)	299,545	94,644	812,049

Realized gains (losses)	1,222,308	420,496	452,701	1,489,289	3,141,633	7,861,921

Unrealized appreciation (depreciation) during the period	743,513	(1,392,102)	(22,329)	(1,936,464)	(688,142)	(10,752,718)

Net increase (decrease) in net assets from operations	3,895,878	(286,167)	722,339	(95,387)	4,323,317	(737,559)

Changes from principal transactions:
Purchase payments	7,810,554	3,588,227	223,549	251,733	9,381,883	9,398,678
Transfers between sub-accounts and the company	64,758,291	16,686,651	384,963	(421,448)	(533,921)	672,540
Transfers on general account policy loans	37,703	(57,510)	75,018	34,999	(569,119)	(453,925)
Withdrawals	(394,021)	(62,204)	(686,766)	(1,035,731)	(3,039,923)	(2,574,809)
Annual contract fee	(4,924,906)	(2,253,981)	(609,175)	(598,832)	(5,463,436)	(5,309,339)

Net increase (decrease) in net assets from principal transactions	67,287,621	17,901,183	(612,411)	(1,769,279)	(224,516)	1,733,145

Total increase (decrease) in net assets	71,183,499	17,615,016	109,928	(1,864,666)	4,098,801	995,586
Net assets at beginning of period	29,423,010	11,807,994	13,519,148	15,383,814	81,139,708	80,144,122

Net assets at end of period	$100,606,509	$29,423,010	$13,629,076	$13,519,148	$85,238,509	$81,139,708

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,722,794	1,092,740	379,962	428,437	4,737,287	4,638,720
Units issued	6,390,443	1,697,684	29,945	8,238	525,831	560,063
Units redeemed	(429,414)	(67,630)	(46,120)	(56,713)	(534,871)	(461,496)

Units, end of period	8,683,823	2,722,794	363,787	379,962	4,728,247	4,737,287

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Trust PS Series NAV		M Capital Appreciation		M International Equity
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$326,362	$187,095	$—	$—	$138,643	$227,038
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	326,362	187,095	—	—	138,643	227,038

Realized gains (losses) on investments:
Capital gain distributions received	226,119	89,639	552,504	1,354,802	—	—
Net realized gain (loss)	(37,470)	(6,981)	174,904	108,053	(393,421)	251,773

Realized gains (losses)	188,649	82,658	727,408	1,462,855	(393,421)	251,773

Unrealized appreciation (depreciation) during the period	(34,957)	(303,546)	1,798,817	(2,318,585)	182,899	(1,041,397)

Net increase (decrease) in net assets from operations	480,054	(33,793)	2,526,225	(855,730)	(71,879)	(562,586)

Changes from principal transactions:
Purchase payments	1,535,684	810,206	983,059	1,328,524	1,148,136	1,415,202
Transfers between sub-accounts and the company	5,206,827	4,094,287	(1,507)	1,290,020	(1,511,091)	1,983,126
Transfers on general account policy loans	17,962	74	(198,592)	(78,885)	(229,615)	(25,036)
Withdrawals	(29,685)	(22,523)	(247,483)	(77,040)	(151,019)	(209,535)
Annual contract fee	(1,073,277)	(525,564)	(539,411)	(493,789)	(475,142)	(475,057)

Net increase (decrease) in net assets from principal transactions	5,657,511	4,356,480	(3,934)	1,968,830	(1,218,731)	2,688,700

Total increase (decrease) in net assets	6,137,565	4,322,687	2,522,291	1,113,100	(1,290,610)	2,126,114
Net assets at beginning of period	7,196,320	2,873,633	11,985,972	10,872,872	12,972,872	10,846,758

Net assets at end of period	$13,333,885	$7,196,320	$14,508,263	$11,985,972	$11,682,262	$12,972,872

	2016	2015	2016	2015	2016	2015
Units, beginning of period	672,993	269,125	150,819	127,810	408,665	328,221
Units issued	566,073	428,419	22,217	35,371	65,951	165,833
Units redeemed	(57,640)	(24,551)	(22,237)	(12,362)	(106,416)	(85,389)

Units, end of period	1,181,426	672,993	150,799	150,819	368,200	408,665

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Growth		M Large Cap Value		Mid Cap Index Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$3,668	$208,944	$137,621	$165,396	$142,810
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	3,668	208,944	137,621	165,396	142,810

Realized gains (losses) on investments:
Capital gain distributions received	715,823	2,208,741	—	892,911	1,322,377	1,098,587
Net realized gain (loss)	191,223	928,486	14,559	462,640	312,465	1,101,328

Realized gains (losses)	907,046	3,137,227	14,559	1,355,551	1,634,842	2,199,915

Unrealized appreciation (depreciation) during the period	(1,194,232)	(2,144,520)	849,550	(1,572,791)	825,143	(2,607,641)

Net increase (decrease) in net assets from operations	(287,186)	996,375	1,073,053	(79,619)	2,625,381	(264,916)

Changes from principal transactions:
Purchase payments	1,105,190	1,354,399	892,377	1,139,012	296,924	358,089
Transfers between sub-accounts and the company	(484,692)	(933,116)	401,300	189,507	1,201,056	(147,794)
Transfers on general account policy loans	(137,074)	(86,543)	(86,087)	(123,958)	31,052	(2,882)
Withdrawals	(255,105)	(152,126)	(131,142)	(91,594)	(571,537)	(814,758)
Annual contract fee	(584,547)	(552,679)	(461,236)	(455,990)	(648,907)	(642,561)

Net increase (decrease) in net assets from principal transactions	(356,228)	(370,065)	615,212	656,977	308,588	(1,249,906)

Total increase (decrease) in net assets	(643,414)	626,310	1,688,265	577,358	2,933,969	(1,514,822)
Net assets at beginning of period	13,154,325	12,528,015	10,015,980	9,438,622	12,931,440	14,446,262

Net assets at end of period	$12,510,911	$13,154,325	$11,704,245	$10,015,980	$15,865,409	$12,931,440

	2016	2015	2016	2015	2016	2015
Units, beginning of period	243,254	249,520	422,734	395,748	315,476	343,287
Units issued	38,663	50,142	80,227	114,012	83,302	64,699
Units redeemed	(45,060)	(56,408)	(52,402)	(87,026)	(76,537)	(92,510)

Units, end of period	236,857	243,254	450,559	422,734	322,241	315,476

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$472,848	$356,497	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	472,848	356,497	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	3,272,768	2,683,794	1,382,623	4,274,577	1,870,363	5,197,213
Net realized gain (loss)	496,577	1,360,727	27,457	710,409	(946,602)	1,190,189

Realized gains (losses)	3,769,345	4,044,521	1,410,080	4,984,986	923,761	6,387,402

Unrealized appreciation (depreciation) during the period	2,539,150	(5,298,390)	(1,380,309)	(4,289,645)	(778,617)	(5,733,088)

Net increase (decrease) in net assets from operations	6,781,343	(897,372)	29,771	695,341	145,144	654,314

Changes from principal transactions:
Purchase payments	3,523,175	3,180,711	699,859	629,590	2,170,785	2,149,273
Transfers between sub-accounts and the company	3,264,935	1,292,167	(795,312)	(375,076)	(2,207,471)	1,880,650
Transfers on general account policy loans	(75,674)	(475,331)	(41,493)	(11,309)	(54,995)	(72,538)
Withdrawals	(651,251)	(599,864)	(734,270)	(1,520,640)	(784,793)	(497,538)
Annual contract fee	(1,563,542)	(1,410,708)	(1,015,955)	(1,051,054)	(1,129,768)	(1,100,051)

Net increase (decrease) in net assets from principal transactions	4,497,643	1,986,975	(1,887,171)	(2,328,489)	(2,006,242)	2,359,796

Total increase (decrease) in net assets	11,278,986	1,089,603	(1,857,400)	(1,633,148)	(1,861,098)	3,014,110
Net assets at beginning of period	31,748,345	30,658,742	20,174,396	21,807,544	26,363,324	23,349,214

Net assets at end of period	$43,027,331	$31,748,345	$18,316,996	$20,174,396	$24,502,226	$26,363,324

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,180,496	1,111,003	578,390	643,939	347,047	316,708
Units issued	299,395	262,984	13,280	19,046	55,606	88,338
Units redeemed	(148,541)	(193,491)	(69,605)	(84,595)	(81,969)	(57,999)

Units, end of period	1,331,350	1,180,496	522,065	578,390	320,684	347,047

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust B Series NAV
	2016	2015	2016	2015	2016 (i)	2015
Income:
Dividend distributions received	$149,520	$144,788	$277,119	$230,060	$43,269	$1,944
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	149,520	144,788	277,119	230,060	43,269	1,944

Realized gains (losses) on investments:
Capital gain distributions received	1,583,900	2,352,852	2,674,576	3,518,413	(1)	320
Net realized gain (loss)	216,712	807,510	(391,723)	953,591	—	—

Realized gains (losses)	1,800,612	3,160,362	2,282,853	4,472,004	(1)	320

Unrealized appreciation (depreciation) during the period	918,407	(3,730,313)	2,112,947	(5,318,429)	4	(1)

Net increase (decrease) in net assets from operations	2,868,539	(425,163)	4,672,919	(616,365)	43,272	2,263

Changes from principal transactions:
Purchase payments	338,451	375,351	1,845,389	1,718,765	39,134,264	160,303,691
Transfers between sub-accounts and the company	(231,217)	10,385	3,827,045	(879,884)	(147,896,259)	(151,867,873)
Transfers on general account policy loans	72,634	(61,831)	(114,809)	(132,371)	(98,620)	(1,060,161)
Withdrawals	(512,977)	(826,157)	(843,763)	(306,527)	3,109,589	20,316,400
Annual contract fee	(545,130)	(519,656)	(1,063,725)	(913,682)	(2,678,914)	(7,547,798)

Net increase (decrease) in net assets from principal transactions	(878,239)	(1,021,908)	3,650,137	(513,699)	(108,429,940)	20,144,259

Total increase (decrease) in net assets	1,990,300	(1,447,071)	8,323,056	(1,130,064)	(108,386,668)	20,146,522
Net assets at beginning of period	12,091,661	13,538,732	18,471,939	19,602,003	108,386,668	88,240,146

Net assets at end of period	$14,081,961	$12,091,661	$26,794,995	$18,471,939	$—	$108,386,668

	2016	2015	2016	2015	2016	2015
Units, beginning of period	481,901	521,052	479,153	491,157	6,238,277	5,078,503
Units issued	40,310	32,050	183,835	101,581	2,199,665	9,689,013
Units redeemed	(69,693)	(71,201)	(102,871)	(113,585)	(8,437,942)	(8,529,239)

Units, end of period	452,518	481,901	560,117	479,153	—	6,238,277

(i)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money-Market Trust Series NAV		PIMCO All Asset
	2016	2015	2016 (a)	2015	2016	2015
Income:
Dividend distributions received	$24,243	$—	$101,062	$—	$507,515	$706,854
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	24,243	—	101,062	—	507,515	706,854

Realized gains (losses) on investments:
Capital gain distributions received	—	38	(1)	—	—	—
Net realized gain (loss)	—	—	—	—	(557,682)	(418,923)

Realized gains (losses)	—	38	(1)	—	(557,682)	(418,923)

Unrealized appreciation (depreciation) during the period	(1)	—	1	—	2,616,273	(2,550,574)

Net increase (decrease) in net assets from operations	24,242	38	101,062	—	2,566,106	(2,262,643)

Changes from principal transactions:
Purchase payments	2,438,170	2,423,973	96,870,850	—	1,514,626	1,441,023
Transfers between sub-accounts and the company	6,242,286	6,675,502	15,397,141	—	(814,910)	(289,123)
Transfers on general account policy loans	157,709	133,134	820,644	—	(28,671)	(287,803)
Withdrawals	(7,082,682)	(3,840,816)	2,103,961	—	(772,050)	(397,765)
Annual contract fee	(3,067,125)	(3,184,726)	(5,112,122)	—	(922,429)	(958,209)

Net increase (decrease) in net assets from principal transactions	(1,311,642)	2,207,067	110,080,474	—	(1,023,434)	(491,877)

Total increase (decrease) in net assets	(1,287,400)	2,207,105	110,181,536	—	1,542,672	(2,754,520)
Net assets at beginning of period	36,327,146	34,120,041	—	—	21,371,083	24,125,603

Net assets at end of period	$35,039,746	$36,327,146	$110,181,536	$—	$22,913,755	$21,371,083

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,473,823	1,384,341	—	—	1,438,988	1,461,396
Units issued	542,982	387,242	20,055,390	—	207,975	259,813
Units redeemed	(596,207)	(297,760)	(9,047,955)	—	(277,267)	(282,221)

Units, end of period	1,420,598	1,473,823	11,007,435	—	1,369,696	1,438,988

(a)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Real Return Bond Trust Series I
	2016	2015	2016	2015	2016 (j)	2015
Income:
Dividend distributions received	$982,830	$558,149	$1,824,854	$884,931	$—	$231,427
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	982,830	558,149	1,824,854	884,931	—	231,427

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,790,155	1,303,875	2,548,031	2,365,722	(365,588)	(11,179)

Realized gains (losses)	1,790,155	1,303,875	2,548,031	2,365,722	(365,588)	(11,179)

Unrealized appreciation (depreciation) during the period	(844,836)	(1,144,447)	(1,219,084)	(1,990,272)	501,831	(334,590)

Net increase (decrease) in net assets from operations	1,928,149	717,577	3,153,801	1,260,381	136,243	(114,342)

Changes from principal transactions:
Purchase payments	579,057	587,904	5,045,522	4,737,777	26,445	107,077
Transfers between sub-accounts and the company	(1,721,420)	(491,673)	1,771,771	5,001,107	(3,540,442)	480,686
Transfers on general account policy loans	(161,963)	(107,797)	(669,343)	(448,389)	(45,738)	593
Withdrawals	(1,070,892)	(1,520,512)	(1,213,680)	(509,155)	(56,781)	(110,127)
Annual contract fee	(1,370,134)	(1,328,822)	(2,386,758)	(2,047,108)	(64,984)	(207,621)

Net increase (decrease) in net assets from principal transactions	(3,745,352)	(2,860,900)	2,547,512	6,734,232	(3,681,500)	270,608

Total increase (decrease) in net assets	(1,817,203)	(2,143,323)	5,701,313	7,994,613	(3,545,257)	156,266
Net assets at beginning of period	29,578,011	31,721,334	47,367,762	39,373,149	3,545,257	3,388,991

Net assets at end of period	$27,760,808	$29,578,011	$53,069,075	$47,367,762	$—	$3,545,257

	2016	2015	2016	2015	2016	2015
Units, beginning of period	173,442	190,987	331,710	283,445	168,580	156,403
Units issued	8,021	8,454	70,814	93,073	11,994	32,622
Units redeemed	(29,211)	(25,999)	(55,069)	(44,808)	(180,574)	(20,445)

Units, end of period	152,252	173,442	347,455	331,710	—	168,580

(j)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Return Bond Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV
	2016 (k)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$956,275	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	956,275	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,526,652	2,828,524	2,617,870	2,758,668
Net realized gain (loss)	(1,369,360)	(170,960)	1,896,925	2,278,582	233,995	874,295

Realized gains (losses)	(1,369,360)	(170,960)	4,423,577	5,107,106	2,851,865	3,632,963

Unrealized appreciation (depreciation) during the period	1,941,391	(1,275,651)	(2,834,209)	(4,041,616)	(1,269,369)	(2,690,230)

Net increase (decrease) in net assets from operations	572,031	(490,336)	1,589,368	1,065,490	1,582,496	942,733

Changes from principal transactions:
Purchase payments	635,150	1,982,018	574,238	564,080	1,690,333	1,445,642
Transfers between sub-accounts and the company	(15,868,015)	2,777,627	(3,365,026)	1,085,062	(407,640)	4,012,727
Transfers on general account policy loans	139,248	(280,088)	(40,040)	2,708	8,720	(256,678)
Withdrawals	(56,058)	(91,191)	(650,988)	(894,135)	(422,700)	(335,636)
Annual contract fee	(257,377)	(699,942)	(996,071)	(935,091)	(914,771)	(760,082)

Net increase (decrease) in net assets from principal transactions	(15,407,052)	3,688,424	(4,477,887)	(177,376)	(46,058)	4,105,973

Total increase (decrease) in net assets	(14,835,021)	3,198,088	(2,888,519)	888,114	1,536,438	5,048,706
Net assets at beginning of period	14,835,021	11,636,933	19,780,747	18,892,633	18,094,700	13,045,994

Net assets at end of period	$—	$14,835,021	$16,892,228	$19,780,747	$19,631,138	$18,094,700

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,023,222	779,040	546,989	557,374	630,883	485,669
Units issued	88,045	385,484	52,053	127,815	179,220	264,008
Units redeemed	(1,111,267)	(141,302)	(168,079)	(138,200)	(178,775)	(118,794)

Units, end of period	—	1,023,222	430,963	546,989	631,328	630,883

(k)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$109,849	$112,156	$272,981	$238,783	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	109,849	112,156	272,981	238,783	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	226,388	519,369
Net realized gain (loss)	(112,607)	(49,800)	(90,797)	(84,472)	(383,248)	204,788

Realized gains (losses)	(112,607)	(49,800)	(90,797)	(84,472)	(156,860)	724,157

Unrealized appreciation (depreciation) during the period	38,985	(21,973)	(121,749)	(73,681)	226,103	(948,255)

Net increase (decrease) in net assets from operations	36,227	40,383	60,435	80,630	69,243	(224,098)

Changes from principal transactions:
Purchase payments	524,580	583,497	2,348,072	2,371,230	104,001	75,684
Transfers between sub-accounts and the company	302,248	119,445	2,054,661	34,481	(257,060)	336,650
Transfers on general account policy loans	6,480	14,432	(199,430)	(35,901)	(14,309)	(22,654)
Withdrawals	(487,764)	(208,477)	(416,219)	(218,445)	(194,214)	(60,011)
Annual contract fee	(728,682)	(672,275)	(686,613)	(636,189)	(95,217)	(108,331)

Net increase (decrease) in net assets from principal transactions	(383,138)	(163,378)	3,100,471	1,515,176	(456,799)	221,338

Total increase (decrease) in net assets	(346,911)	(122,995)	3,160,906	1,595,806	(387,556)	(2,760)
Net assets at beginning of period	6,161,032	6,284,027	13,464,694	11,868,888	2,583,181	2,585,941

Net assets at end of period	$5,814,121	$6,161,032	$16,625,600	$13,464,694	$2,195,625	$2,583,181

	2016	2015	2016	2015	2016	2015
Units, beginning of period	576,263	591,551	1,255,584	1,114,453	102,544	93,566
Units issued	130,920	80,432	491,819	372,852	12,895	47,600
Units redeemed	(166,458)	(95,720)	(206,660)	(231,721)	(30,231)	(38,622)

Units, end of period	540,725	576,263	1,540,743	1,255,584	85,208	102,544

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$95,038	$91,420	$290,145	$234,979
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	95,038	91,420	290,145	234,979

Realized gains (losses) on investments:
Capital gain distributions received	1,523,226	3,291,833	631,284	722,307	1,788,145	1,726,872
Net realized gain (loss)	(972,850)	254,347	146,416	582,966	(110,548)	314,226

Realized gains (losses)	550,376	3,546,180	777,700	1,305,273	1,677,597	2,041,098

Unrealized appreciation (depreciation) during the period	(103,386)	(5,215,031)	756,306	(1,784,566)	2,771,136	(3,316,736)

Net increase (decrease) in net assets from operations	446,990	(1,668,851)	1,629,044	(387,873)	4,738,878	(1,040,659)

Changes from principal transactions:
Purchase payments	1,734,283	1,507,125	193,779	256,607	2,383,785	2,105,441
Transfers between sub-accounts and the company	(268,043)	1,541,142	301,899	64,475	2,351,007	854,632
Transfers on general account policy loans	(104,054)	(207,051)	(23,356)	58,120	(107,107)	(173,636)
Withdrawals	(481,071)	(409,804)	(441,973)	(839,718)	(778,315)	(465,911)
Annual contract fee	(743,587)	(794,816)	(327,038)	(346,639)	(951,823)	(850,021)

Net increase (decrease) in net assets from principal transactions	137,528	1,636,596	(296,689)	(807,155)	2,897,547	1,470,505

Total increase (decrease) in net assets	584,518	(32,255)	1,332,355	(1,195,028)	7,636,425	429,846
Net assets at beginning of period	16,691,067	16,723,322	8,282,079	9,477,107	21,016,648	20,586,802

Net assets at end of period	$17,275,585	$16,691,067	$9,614,434	$8,282,079	$28,653,073	$21,016,648

	2016	2015	2016	2015	2016	2015
Units, beginning of period	558,246	510,196	266,856	291,384	848,504	792,990
Units issued	96,483	137,214	17,559	15,490	209,256	202,305
Units redeemed	(89,744)	(89,164)	(28,342)	(40,018)	(101,833)	(146,791)

Units, end of period	564,985	558,246	256,073	266,856	955,927	848,504

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$140,095	$24,748	$82,412	$18,793	$24,756	$14,215
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	140,095	24,748	82,412	18,793	24,756	14,215

Realized gains (losses) on investments:
Capital gain distributions received	2,830,424	1,193,084	1,499,066	585,750	498,408	448,477
Net realized gain (loss)	(135,578)	501,986	137,531	842,414	(163,191)	221,078

Realized gains (losses)	2,694,846	1,695,070	1,636,597	1,428,164	335,217	669,555

Unrealized appreciation (depreciation) during the period	2,637,476	(3,323,741)	1,236,591	(2,239,239)	368,874	(707,367)

Net increase (decrease) in net assets from operations	5,472,417	(1,603,923)	2,955,600	(792,282)	728,847	(23,597)

Changes from principal transactions:
Purchase payments	1,031,577	1,090,870	1,364,296	1,344,310	126,133	110,515
Transfers between sub-accounts and the company	94,804	(785,371)	101,673	(1,363,445)	1,200,230	600,407
Transfers on general account policy loans	(70,926)	35,650	(116,765)	(138,449)	(9,257)	(6,257)
Withdrawals	(1,305,307)	(1,930,273)	(292,724)	(173,788)	(165,510)	(57,600)
Annual contract fee	(1,762,522)	(1,835,898)	(622,772)	(662,173)	(124,341)	(167,512)

Net increase (decrease) in net assets from principal transactions	(2,012,374)	(3,425,022)	433,708	(993,545)	1,027,255	479,553

Total increase (decrease) in net assets	3,460,043	(5,028,945)	3,389,308	(1,785,827)	1,756,102	455,956
Net assets at beginning of period	30,613,853	35,642,798	14,181,136	15,966,963	3,509,740	3,053,784

Net assets at end of period	$34,073,896	$30,613,853	$17,570,444	$14,181,136	$5,265,842	$3,509,740

	2016	2015	2016	2015	2016	2015
Units, beginning of period	818,028	903,210	769,164	821,726	144,683	124,181
Units issued	30,900	6,627	162,869	143,139	66,258	69,450
Units redeemed	(86,801)	(91,809)	(134,601)	(195,701)	(33,990)	(48,948)

Units, end of period	762,127	818,028	797,432	769,164	176,951	144,683

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$220,036	$137,374	$107,822	$168,823	$171,968	$261,759
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	220,036	137,374	107,822	168,823	171,968	261,759

Realized gains (losses) on investments:
Capital gain distributions received	3,901,644	3,849,597	2,021,135	1,734,381	3,132,343	2,467,706
Net realized gain (loss)	160,582	754,409	686,011	797,558	591,169	575,088

Realized gains (losses)	4,062,226	4,604,006	2,707,146	2,531,939	3,723,512	3,042,794

Unrealized appreciation (depreciation) during the period	1,840,571	(5,119,373)	1,039,343	(3,420,750)	1,962,318	(4,323,061)

Net increase (decrease) in net assets from operations	6,122,833	(377,993)	3,854,311	(719,988)	5,857,798	(1,018,508)

Changes from principal transactions:
Purchase payments	2,867,749	2,569,224	332,990	394,980	2,153,164	2,301,113
Transfers between sub-accounts and the company	1,272,481	1,872,081	1,132,673	(519,651)	254,348	(108,990)
Transfers on general account policy loans	(165,034)	(210,996)	47,397	(66,029)	(415,416)	(141,409)
Withdrawals	(676,715)	(344,667)	(219,079)	(524,522)	(445,421)	(332,365)
Annual contract fee	(1,341,762)	(1,183,989)	(598,636)	(545,633)	(825,192)	(762,673)

Net increase (decrease) in net assets from principal transactions	1,956,719	2,701,653	695,345	(1,260,855)	721,483	955,676

Total increase (decrease) in net assets	8,079,552	2,323,660	4,549,656	(1,980,843)	6,579,281	(62,832)
Net assets at beginning of period	25,930,369	23,606,709	11,775,195	13,756,038	17,510,254	17,573,086

Net assets at end of period	$34,009,921	$25,930,369	$16,324,851	$11,775,195	$24,089,535	$17,510,254

	2016	2015	2016	2015	2016	2015
Units, beginning of period	379,755	341,185	363,981	401,390	812,280	770,242
Units issued	82,145	92,904	59,431	6,528	159,375	124,385
Units redeemed	(55,893)	(54,334)	(42,045)	(43,937)	(127,171)	(82,347)

Units, end of period	406,007	379,755	381,367	363,981	844,484	812,280

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		Total Bond Market Trust B Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$205,081	$218,338	$659,645	$637,258	$520,577	$487,338
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	205,081	218,338	659,645	637,258	520,577	487,338

Realized gains (losses) on investments:
Capital gain distributions received	—	(2)	1	(1)	—	—
Net realized gain (loss)	(99,546)	(104,134)	(58,174)	(276,360)	(16,552)	15,095

Realized gains (losses)	(99,546)	(104,136)	(58,173)	(276,361)	(16,552)	15,095

Unrealized appreciation (depreciation) during the period	327,643	3,440	706,467	(89,979)	(103,066)	(460,773)

Net increase (decrease) in net assets from operations	433,178	117,642	1,307,939	270,918	400,959	41,660

Changes from principal transactions:
Purchase payments	321,370	324,449	2,499,605	2,189,380	1,962,083	2,017,818
Transfers between sub-accounts and the company	139,644	139,586	(367,390)	1,352,574	2,073,927	328,695
Transfers on general account policy loans	(13,807)	(8,629)	(187,622)	(539,415)	(120,915)	(118,822)
Withdrawals	(301,328)	(478,442)	(1,015,571)	(494,438)	(1,058,435)	(365,306)
Annual contract fee	(711,911)	(665,050)	(1,194,756)	(1,045,059)	(919,265)	(823,600)

Net increase (decrease) in net assets from principal transactions	(566,032)	(688,086)	(265,734)	1,463,042	1,937,395	1,038,785

Total increase (decrease) in net assets	(132,854)	(570,444)	1,042,205	1,733,960	2,338,354	1,080,445
Net assets at beginning of period	8,578,173	9,148,617	25,816,466	24,082,506	17,166,756	16,086,311

Net assets at end of period	$8,445,319	$8,578,173	$26,858,671	$25,816,466	$19,505,110	$17,166,756

	2016	2015	2016	2015	2016	2015
Units, beginning of period	328,179	354,263	1,331,275	1,257,663	724,472	680,930
Units issued	37,697	22,699	266,140	419,352	209,937	151,717
Units redeemed	(58,517)	(48,783)	(280,701)	(345,740)	(130,904)	(108,175)

Units, end of period	307,359	328,179	1,316,714	1,331,275	803,505	724,472

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series NAV		Total Stock Market Index Trust Series I
	2016	2015 (l)	2016	2015 (m)	2016	2015
Income:
Dividend distributions received	$—	$2,281,449	$—	$5,803,267	$91,747	$75,881
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	2,281,449	—	5,803,267	91,747	75,881

Realized gains (losses) on investments:
Capital gain distributions received	—	1,038,481	—	2,641,559	100,623	162,535
Net realized gain (loss)	—	(3,692,056)	—	(9,274,445)	495,836	527,132

Realized gains (losses)	—	(2,653,575)	—	(6,632,886)	596,459	689,667

Unrealized appreciation (depreciation) during the period	—	766,074	—	1,703,905	54,352	(784,160)

Net increase (decrease) in net assets from operations	—	393,948	—	874,286	742,558	(18,612)

Changes from principal transactions:
Purchase payments	—	143,333	—	2,520,827	897,021	290,659
Transfers between sub-accounts and the company	—	(19,366,416)	—	(52,363,202)	418,504	93,596
Transfers on general account policy loans	—	(78,039)	—	(190,100)	(30,671)	(46,033)
Withdrawals	—	(281,456)	—	(316,997)	(465,389)	(331,413)
Annual contract fee	—	(255,685)	—	(734,533)	(473,581)	(497,429)

Net increase (decrease) in net assets from principal transactions	—	(19,838,263)	—	(51,084,005)	345,884	(490,620)

Total increase (decrease) in net assets	—	(19,444,315)	—	(50,209,719)	1,088,442	(509,232)
Net assets at beginning of period	—	19,444,315	—	50,209,719	5,594,470	6,103,702

Net assets at end of period	$—	$—	$—	$—	$6,682,912	$5,594,470

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	647,736	—	2,783,962	235,111	254,889
Units issued	—	5,919	—	197,168	60,472	26,174
Units redeemed	—	(653,655)	—	(2,981,130)	(45,670)	(45,952)

Units, end of period	—	—	—	—	249,913	235,111

(l)

Terminated as an investment option and funds transferred to Core Bond Trust Series I on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to Core Bond Trust Series NAV on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series NAV		U.S. Equity Trust Series I		U.S. Equity Trust Series NAV
	2016	2015	2016 (n)	2015	2016 (o)	2015
Income:
Dividend distributions received	$526,657	$404,839	$845,535	$310,444	$542,178	$176,113
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	526,657	404,839	845,535	310,444	542,178	176,113

Realized gains (losses) on investments:
Capital gain distributions received	564,613	784,979	8,110,751	—	5,107,400	—
Net realized gain (loss)	872,779	949,766	(4,894,865)	546,315	(4,081,174)	170,373

Realized gains (losses)	1,437,392	1,734,745	3,215,886	546,315	1,026,226	170,373

Unrealized appreciation (depreciation) during the period	2,182,212	(2,339,397)	(3,283,336)	(776,931)	(1,066,040)	(271,284)

Net increase (decrease) in net assets from operations	4,146,261	(199,813)	778,085	79,828	502,364	75,202

Changes from principal transactions:
Purchase payments	2,806,079	3,117,449	400,366	537,120	1,008,222	1,542,785
Transfers between sub-accounts and the company	3,197,458	4,909,778	(16,098,746)	460,041	(9,794,091)	430,907
Transfers on general account policy loans	(215,888)	(228,504)	14,100	(31,209)	(36,615)	(9,372)
Withdrawals	(490,307)	(303,083)	(503,890)	(767,977)	(91,934)	(91,072)
Annual contract fee	(1,260,134)	(1,014,277)	(768,928)	(954,956)	(398,792)	(467,669)

Net increase (decrease) in net assets from principal transactions	4,037,208	6,481,363	(16,957,098)	(756,981)	(9,313,210)	1,405,579

Total increase (decrease) in net assets	8,183,469	6,281,550	(16,179,013)	(677,153)	(8,810,846)	1,480,781
Net assets at beginning of period	30,668,605	24,387,055	16,179,013	16,856,166	8,810,846	7,330,065

Net assets at end of period	$38,852,074	$30,668,605	$—	$16,179,013	$—	$8,810,846

	2016	2015	2016	2015	2016	2015
Units, beginning of period	386,748	305,904	1,099,989	1,152,065	597,958	500,073
Units issued	97,316	116,324	144,906	77,628	136,667	187,873
Units redeemed	(48,079)	(35,480)	(1,244,895)	(129,704)	(734,625)	(89,988)

Units, end of period	435,985	386,748	—	1,099,989	—	597,958

(n)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$17,699	$9,608	$76,010	$59,323	$208,544	$129,736
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	17,699	9,608	76,010	59,323	208,544	129,736

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	84,733	402,872
Net realized gain (loss)	(12,804)	(3,896)	(67,959)	(26,897)	(504,227)	102,651

Realized gains (losses)	(12,804)	(3,896)	(67,959)	(26,897)	(419,494)	505,523

Unrealized appreciation (depreciation) during the period	(468)	(6,182)	22,651	(32,643)	657,637	(1,271,430)

Net increase (decrease) in net assets from operations	4,427	(470)	30,702	(217)	446,687	(636,171)

Changes from principal transactions:
Purchase payments	71,300	65,232	568,765	458,065	106,018	102,007
Transfers between sub-accounts and the company	404,332	235,632	219,523	824,362	(106,706)	(232,486)
Transfers on general account policy loans	—	12,109	(106,650)	(99,036)	(133,961)	(103,878)
Withdrawals	(30,115)	(21,158)	(746,756)	(113,022)	(256,650)	(203,752)
Annual contract fee	(80,869)	(63,268)	(287,035)	(240,378)	(179,648)	(193,753)

Net increase (decrease) in net assets from principal transactions	364,648	228,547	(352,153)	829,991	(570,947)	(631,862)

Total increase (decrease) in net assets	369,075	228,077	(321,451)	829,774	(124,260)	(1,268,033)
Net assets at beginning of period	847,979	619,902	4,238,433	3,408,659	3,616,420	4,884,453

Net assets at end of period	$1,217,054	$847,979	$3,916,982	$4,238,433	$3,492,160	$3,616,420

	2016	2015	2016	2015	2016	2015
Units, beginning of period	84,413	61,686	420,822	338,480	113,676	130,870
Units issued	76,638	36,516	362,293	180,410	57,913	5,235
Units redeemed	(40,531)	(13,789)	(396,762)	(98,068)	(73,011)	(22,429)

Units, end of period	120,520	84,413	386,353	420,822	98,578	113,676

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series NAV		Value Trust Series I		Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$715,773	$471,754	$101,824	$83,450	$115,729	$84,961
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	715,773	471,754	101,824	83,450	115,729	84,961

Realized gains (losses) on investments:
Capital gain distributions received	265,913	1,401,310	1,219,251	2,000,129	1,274,257	1,761,000
Net realized gain (loss)	(283,468)	346,827	198,463	585,006	(148,859)	418,488

Realized gains (losses)	(17,555)	1,748,137	1,417,714	2,585,135	1,125,398	2,179,488

Unrealized appreciation (depreciation) during the period	789,028	(4,531,003)	509,357	(4,019,296)	881,911	(3,553,329)

Net increase (decrease) in net assets from operations	1,487,246	(2,311,112)	2,028,895	(1,350,711)	2,123,038	(1,288,880)

Changes from principal transactions:
Purchase payments	1,432,989	1,453,797	302,582	365,700	1,193,378	1,301,946
Transfers between sub-accounts and the company	305,822	298,212	(399,368)	(674,120)	272,412	1,248,590
Transfers on general account policy loans	(14,005)	(51,260)	(41,842)	17,447	(100,043)	(41,024)
Withdrawals	(452,747)	(370,564)	(367,053)	(551,666)	(279,009)	(194,119)
Annual contract fee	(745,518)	(700,232)	(695,217)	(813,575)	(685,161)	(678,216)

Net increase (decrease) in net assets from principal transactions	526,541	629,953	(1,200,898)	(1,656,214)	401,577	1,637,177

Total increase (decrease) in net assets	2,013,787	(1,681,159)	827,997	(3,006,925)	2,524,615	348,297
Net assets at beginning of period	13,376,476	15,057,635	13,872,168	16,879,093	13,232,295	12,883,998

Net assets at end of period	$15,390,263	$13,376,476	$14,700,165	$13,872,168	$15,756,910	$13,232,295

	2016	2015	2016	2015	2016	2015
Units, beginning of period	525,380	503,945	261,578	289,978	534,547	474,386
Units issued	130,862	100,493	4,203	4,388	89,743	158,522
Units redeemed	(113,769)	(79,058)	(26,329)	(32,788)	(74,519)	(98,361)

Units, end of period	542,473	525,380	239,452	261,578	549,771	534,547

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The Account consists of 104 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Equity-Income Trust Series I	Equity Income Trust Series I	05/02/2016
Equity-Income Trust Series NAV	Equity Income Trust Series NAV	05/02/2016

Funds transferred in 2016 are as follows:

Transferred from	Transferred to	Effective Date
Franklin Templeton Founding Allocation Trust Series I	Lifestyle Growth Trust PS Series I	10/21/2016
Franklin Templeton Founding Allocation Trust Series NAV	Lifestyle Growth Trust PS Series NAV	10/21/2016
International Core Trust Series I	International Value Trust Series I	10/21/2016
International Core Trust Series NAV	International Value Trust Series NAV	10/21/2016
Money Market Trust B Series NAV	Money-Market Trust Series NAV	04/29/2016
Real Return Bond Trust Series I	Bond Trust Series I	04/29/2016
Real Return Bond Trust Series NAV	Bond Trust Series NAV	04/29/2016
U.S. Equity Trust Series I	500 Index Fund B Series I	10/21/2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

1.	Organization — (continued):

Transferred from	Transferred to	Effective Date
U.S. Equity Trust Series NAV	500 Index Fund B Series NAV	10/21/2016

Sub-accounts opened in 2016 are as follows:

Sub-accounts Opened	Effective Date
Money-Market Trust Series NAV	04/29/2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2010 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2016, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2016. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,093,161,670	—	—	4,093,161,670

Total	$4,093,161,670	—	—	4,093,161,670

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2016 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$75,262,186	$23,916,211
Active Bond Trust Series I	1,698,180	909,855
Active Bond Trust Series NAV	7,390,776	4,082,827
All Cap Core Trust Series I	317,169	1,150,598
All Cap Core Trust Series NAV	1,016,306	1,268,090
Alpha Opportunities Trust Series I	576,724	463,085
Alpha Opportunities Trust Series NAV	2,410,012	1,191,840
American Asset Allocation Trust Series I	32,636,515	7,232,532
American Global Growth Trust Series I	4,328,628	2,297,012
American Growth Trust Series I	26,454,673	8,454,117
American Growth-Income Trust Series I	32,063,680	9,886,169
American International Trust Series I	5,473,874	5,154,828
American New World Trust Series I	3,742,632	1,337,607
Blue Chip Growth Trust Series I	6,715,223	6,183,225
Blue Chip Growth Trust Series NAV	22,550,192	7,433,947
Bond Trust Series I	4,021,392	938,837
Bond Trust Series NAV	17,403,733	3,701,722
Capital Appreciation Trust Series I	4,775,937	4,516,230
Capital Appreciation Trust Series NAV	8,180,851	4,431,908
Capital Appreciation Value Trust Series I	2,047,773	294,956
Capital Appreciation Value Trust Series NAV	26,676,298	3,672,897
Core Bond Trust Series I	1,541,566	3,336,479
Core Bond Trust Series NAV	16,030,000	8,447,612
Core Strategy Trust Series I	168,854	529,859
Core Strategy Trust Series NAV	23,011,321	8,906,116
Emerging Markets Value Trust Series I	854,683	624,463
Emerging Markets Value Trust Series NAV	8,199,502	4,982,153
Equity Income Trust Series I	5,371,409	5,296,176
Equity Income Trust Series NAV	17,496,901	12,299,714
Financial Industries Trust Series I	2,135,529	656,725
Financial Industries Trust Series NAV	2,932,559	2,004,064
Franklin Templeton Founding Allocation Trust Series I (g)	132,906	502,845
Franklin Templeton Founding Allocation Trust Series NAV (h)	8,797,908	53,023,699
Fundamental All Cap Core Trust Series I	318,442	190,943
Fundamental All Cap Core Trust Series NAV	3,843,612	1,614,516
Fundamental Large Cap Value Trust Series I	1,879,450	4,528,908
Fundamental Large Cap Value Trust Series NAV	7,502,343	7,324,372
Global Bond Trust Series I	457,548	729,912
Global Bond Trust Series NAV	8,619,725	5,376,707
Global Trust Series I	1,224,916	1,588,281
Global Trust Series NAV	4,061,411	3,586,400
Health Sciences Trust Series I	3,542,746	2,708,736
Health Sciences Trust Series NAV	16,104,602	7,475,082
High Yield Trust Series I	1,458,803	1,411,442
High Yield Trust Series NAV	8,132,136	5,807,325
International Core Trust Series I (e)	3,068,388	14,469,915
International Core Trust Series NAV (f)	4,208,947	17,380,534
International Equity Index Trust B Series I	958,970	1,450,097
International Equity Index Trust B Series NAV	10,420,728	5,420,647

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Growth Stock Trust Series I	$1,455,109	$693,670
International Growth Stock Trust Series NAV	6,333,132	1,829,307
International Small Company Trust Series I	1,985,370	2,185,856
International Small Company Trust Series NAV	5,112,815	4,375,254
International Value Trust Series I	14,484,406	2,406,476
International Value Trust Series NAV	17,521,762	2,803,794
Investment Quality Bond Trust Series I	2,250,158	2,753,482
Investment Quality Bond Trust Series NAV	5,618,875	3,716,141
Lifestyle Aggressive MVP Series I	763,245	1,473,629
Lifestyle Aggressive MVP Series NAV	19,830,886	21,119,842
Lifestyle Aggressive Trust PS Series NAV	1,777,464	349,698
Lifestyle Balanced MVP Series I	5,597,313	7,279,578
Lifestyle Balanced MVP Series NAV	54,097,468	26,950,649
Lifestyle Balanced Trust PS Series NAV	20,222,602	989,200
Lifestyle Conservative MVP Series I	302,667	844,112
Lifestyle Conservative MVP Series NAV	9,256,425	7,709,028
Lifestyle Conservative Trust PS Series NAV	2,505,746	167,618
Lifestyle Growth MVP Series I	4,279,242	8,596,180
Lifestyle Growth MVP Series NAV	67,981,579	49,768,233
Lifestyle Growth Trust PS Series I	502,672	2,305
Lifestyle Growth Trust PS Series NAV	75,357,701	4,840,629
Lifestyle Moderate MVP Series I	1,854,922	1,684,315
Lifestyle Moderate MVP Series NAV	14,126,467	9,434,167
Lifestyle Moderate Trust PS Series NAV	6,841,243	631,252
M Capital Appreciation (a)	2,501,771	1,953,202
M International Equity (a)	2,230,554	3,310,642
M Large Cap Growth (a)	2,745,062	2,385,468
M Large Cap Value (a)	2,072,899	1,248,743
Mid Cap Index Trust Series I	5,156,011	3,359,649
Mid Cap Index Trust Series NAV	12,531,289	4,288,028
Mid Cap Stock Trust Series I	1,814,871	2,319,420
Mid Cap Stock Trust Series NAV	5,944,607	6,080,487
Mid Value Trust Series I	2,801,560	1,946,379
Mid Value Trust Series NAV	10,962,233	4,360,401
Money Market Trust B Series NAV (i)	38,260,338	146,647,008
Money Market Trust Series I	13,422,553	14,709,953
Money-Market Trust Series NAV	200,678,602	90,497,066
PIMCO All Asset (a)	3,830,895	4,346,813
Real Estate Securities Trust Series I	2,465,997	5,228,520
Real Estate Securities Trust Series NAV	12,553,093	8,180,727
Real Return Bond Trust Series I (c)	259,421	3,940,920
Real Return Bond Trust Series NAV (d)	1,304,104	16,711,155
Science & Technology Trust Series I	4,427,629	6,378,865
Science & Technology Trust Series NAV	7,925,115	5,353,306
Short Term Government Income Trust Series I	1,523,322	1,796,613
Short Term Government Income Trust Series NAV	5,612,816	2,239,364
Small Cap Growth Trust Series I	511,473	741,883
Small Cap Growth Trust Series NAV	4,221,099	2,560,345
Small Cap Index Trust Series I	1,330,449	900,817
Small Cap Index Trust Series NAV	7,598,225	2,622,388
Small Cap Opportunities Trust Series I	4,329,092	3,370,947
Small Cap Opportunities Trust Series NAV	4,660,080	2,644,896

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Cap Value Trust Series I	$2,419,277	$868,858
Small Cap Value Trust Series NAV	10,098,368	4,019,969
Small Company Value Trust Series I	4,330,654	1,506,352
Small Company Value Trust Series NAV	7,098,856	3,073,062
Strategic Income Opportunities Trust Series I	1,223,232	1,584,184
Strategic Income Opportunities Trust Series NAV	5,993,675	5,599,764
Total Bond Market Trust B Series NAV	5,676,290	3,218,319
Total Stock Market Index Trust Series I	1,663,132	1,124,878
Total Stock Market Index Trust Series NAV	9,109,911	3,981,431
U.S. Equity Trust Series I (a)	11,105,225	19,106,038
U.S. Equity Trust Series NAV (b)	7,683,280	11,346,913
Ultra Short Term Bond Trust Series I	791,171	408,824
Ultra Short Term Bond Trust Series NAV	3,743,093	4,019,237
Utilities Trust Series I	2,260,302	2,537,970
Utilities Trust Series NAV	4,661,144	3,152,916
Value Trust Series I	1,550,185	1,430,009
Value Trust Series NAV	3,648,706	1,857,145

(a)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series s I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

(i)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2016	6,586	$48.23 to $30.16	$273,254	0.00% to 0.00%	1.96%	11.64% to 11.64%
	2015	5,508	43.20 to 27.01	203,858	0.00 to 0.00	1.77	1.15 to 1.15
	2014	5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85
	2013	5,194	37.65 to 23.54	160,818	0.00 to 0.00	1.87	32.03 to 32.02
	2012	5,258	28.52 to 17.83	120,194	0.00 to 0.00	1.17	15.80 to 8.03

Active Bond Trust Series I	2016	329	22.78 to 22.78	7,491	0.00 to 0.00	3.82	4.34 to 4.34
	2015	306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82
	2013	344	20.41 to 20.41	7,030	0.00 to 0.00	5.61	0.24 to 0.24
	2012	365	20.36 to 20.36	7,431	0.00 to 0.00	3.57	9.71 to 9.71

Active Bond Trust Series NAV	2016	301	74.36 to 74.36	22,366	0.00 to 0.00	3.88	4.50 to 4.50
	2015	267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79
	2013	156	66.44 to 66.44	10,351	0.00 to 0.00	6.35	0.19 to 0.19
	2012	130	66.31 to 66.31	8,625	0.00 to 0.00	4.43	9.76 to 5.32

All Cap Core Trust Series I	2016	234	36.69 to 36.69	8,583	0.00 to 0.00	1.70	10.56 to 10.56
	2015	263	33.19 to 33.19	8,724	0.00 to 0.00	0.93	2.59 to 2.59
	2014	296	32.35 to 32.35	9,558	0.00 to 0.00	0.94	9.64 to 9.64
	2013	324	29.50 to 29.50	9,554	0.00 to 0.00	1.28	34.33 to 34.33
	2012	350	21.96 to 21.96	7,688	0.00 to 0.00	1.10	16.57 to 16.57

All Cap Core Trust Series NAV	2016	271	22.97 to 22.97	6,222	0.00 to 0.00	1.77	10.65 to 10.65
	2015	286	20.76 to 20.76	5,947	0.00 to 0.00	1.06	2.64 to 2.64
	2014	305	20.23 to 20.23	6,163	0.00 to 0.00	1.02	9.68 to 7.59
	2013	312	18.44 to 18.44	5,751	0.00 to 0.00	1.51	34.44 to 34.44
	2012	187	13.72 to 13.72	2,558	0.00 to 0.00	1.14	16.62 to 10.44

Alpha Opportunities Trust Series I	2016	24	24.34 to 24.34	593	0.00 to 0.00	1.53	5.71 to 5.71
	2015	24	23.02 to 23.02	553	0.00 to 0.00	0.58	0.00 to 0.00
	2014	31	23.02 to 23.02	711	0.00 to 0.00	0.47	8.00 to 8.00
	2013	39	21.32 to 21.32	826	0.00 to 0.00	0.81	35.55 to 35.55
	2012	40	15.73 to 15.73	625	0.00 to 0.00	0.62	21.33 to 21.33

Alpha Opportunities Trust Series NAV	2016	167	25.76 to 25.76	4,300	0.00 to 0.00	2.02	5.75 to 5.75
	2015	137	24.36 to 24.36	3,332	0.00 to 0.00	0.69	-0.03 to -0.03
	2014	137	24.37 to 24.37	3,338	0.00 to 0.00	0.61	8.12 to 6.15
	2013	117	22.54 to 22.54	2,646	0.00 to 0.00	0.95	35.58 to 35.58
	2012	76	16.63 to 16.63	1,269	0.00 to 0.00	0.62	21.38 to 9.62

American Asset Allocation Trust Series I	2016	6,029	16.76 to 16.76	101,053	0.00 to 0.00	1.40	8.99 to 8.99
	2015	5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82
	2013	3,801	14.49 to 14.49	55,061	0.00 to 0.00	1.21	23.30 to 23.30
	2012	3,278	11.75 to 11.75	38,509	0.00 to 0.00	1.64	15.77 to 8.80

American Global Growth Trust Series I	2016	588	15.70 to 15.70	9,238	0.00 to 0.00	1.06	0.29 to 0.29
	2015	534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97
	2013	247	14.40 to 14.40	3,559	0.00 to 0.00	1.27	28.63 to 28.63
	2012	105	11.19 to 11.19	1,174	0.00 to 0.00	0.62	22.12 to 13.48

American Growth Trust Series I	2016	2,457	37.01 to 24.58	66,671	0.00 to 0.00	0.40	9.08 to 9.07
	2015	2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90
	2013	2,637	29.48 to 19.58	58,238	0.00 to 0.00	0.56	29.61 to 29.61
	2012	2,641	22.75 to 15.11	45,369	0.00 to 0.00	0.40	17.49 to 8.11

American Growth-Income Trust Series I	2016	3,612	33.49 to 22.44	94,504	0.00 to 0.00	1.67	11.10 to 11.10
	2015	3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27
	2013	3,776	27.04 to 18.11	83,050	0.00 to 0.00	1.01	33.02 to 33.01
	2012	3,951	20.33 to 13.62	66,176	0.00 to 0.00	1.49	17.16 to 10.27

American International Trust Series I	2016	2,058	31.58 to 17.94	41,108	0.00 to 0.00	1.03	3.12 to 3.12
	2015	2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	-4.82 to -4.82
	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	-3.05 to -4.20
	2013	1,957	33.19 to 18.85	42,782	0.00 to 0.00	0.98	21.20 to 21.20
	2012	1,966	27.39 to 15.55	36,419	0.00 to 0.00	1.10	17.50 to 13.22

American New World Trust Series I	2016	846	16.23 to 16.23	13,729	0.00 to 0.00	0.43	4.93 to 4.93
	2015	730	15.47 to 15.47	11,291	0.00 to 0.00	1.74	-3.66 to -3.66
	2014	477	16.05 to 16.05	7,660	0.00 to 0.00	0.90	-8.21 to -8.64
	2013	387	17.49 to 17.49	6,763	0.00 to 0.00	1.14	10.89 to 10.89
	2012	240	15.77 to 15.77	3,791	0.00 to 0.00	0.66	17.37 to 12.53

Blue Chip Growth Trust Series I	2016	616	56.23 to 56.23	34,610	0.00 to 0.00	0.01	0.81 to 0.81
	2015	714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Blue Chip Growth Trust Series I	2014		769	$50.22 to $50.22	$38,599	0.00% to 0.00%	0.00%	9.07% to 9.07%
	2013		818	46.05 to 46.05	37,645	0.00 to 0.00	0.27	41.33 to 41.33
	2012		891	32.58 to 32.58	29,014	0.00 to 0.00	0.09	18.31 to 18.31

Blue Chip Growth Trust Series NAV	2016		457	137.04 to 137.04	62,639	0.00 to 0.00	0.05	0.85 to 0.85
	2015		414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014		347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11
	2013		302	112.07 to 112.07	33,822	0.00 to 0.00	0.33	41.43 to 41.43
	2012		262	79.24 to 79.24	20,734	0.00 to 0.00	0.14	18.39 to 5.30

Bond Trust Series I	2016		331	11.52 to 11.52	3,815	0.00 to 0.00	3.73	3.06 to 3.06
	2015		73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014		98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53
	2013		66	10.57 to 10.57	694	0.00 to 0.00	2.42	-1.36 to -1.36
	2012		92	10.72 to 10.72	985	0.00 to 0.00	2.79	6.34 to 6.34

Bond Trust Series NAV	2016		1,730	11.56 to 11.56	19,996	0.00 to 0.00	3.66	3.19 to 3.19
	2015		594	11.20 to 11.20	6,657	0.00 to 0.00	2.99	0.30 to 0.30
	2014		664	11.17 to 11.17	7,416	0.00 to 0.00	2.80	5.59 to 2.50
	2013		519	10.58 to 10.58	5,489	0.00 to 0.00	2.94	-1.32 to -1.32
	2012		511	10.72 to 10.72	5,480	0.00 to 0.00	3.04	6.31 to 2.99

Capital Appreciation Trust Series I	2016		863	27.32 to 27.32	23,584	0.00 to 0.00	0.00	-1.08 to -1.08
	2015		1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014		1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65
	2013		1,167	22.60 to 22.60	26,365	0.00 to 0.00	0.25	37.41 to 37.41
	2012		1,460	16.44 to 16.44	24,001	0.00 to 0.00	0.15	15.98 to 15.98

Capital Appreciation Trust Series NAV	2016		812	26.84 to 26.84	21,802	0.00 to 0.00	0.01	-1.00 to -1.00
	2015		803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014		834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68
	2013		770	22.17 to 22.17	17,076	0.00 to 0.00	0.26	37.50 to 37.50
	2012		743	16.13 to 16.13	11,988	0.00 to 0.00	0.21	16.03 to 3.07

Capital Appreciation Value Trust Series I	2016		132	19.90 to 19.90	2,620	0.00 to 0.00	1.61	8.12 to 8.12
	2015		54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014		63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22
	2013		56	15.58 to 15.58	879	0.00 to 0.00	1.20	22.31 to 22.31
	2012		40	12.74 to 12.74	509	0.00 to 0.00	1.51	14.60 to 14.60

Capital Appreciation Value Trust Series NAV	2016		2,711	19.97 to 19.97	54,138	0.00 to 0.00	1.58	8.19 to 8.19
	2015		1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014		1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58
	2013		1,014	15.60 to 15.60	15,829	0.00 to 0.00	1.46	22.29 to 22.29
	2012		823	12.76 to 12.76	10,506	0.00 to 0.00	1.86	14.77 to 7.74

Core Bond Trust Series I	2016		857	20.87 to 20.87	17,879	0.00 to 0.00	1.93	2.74 to 2.74
	2015		960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014		66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93
	2013		69	19.11 to 19.11	1,314	0.00 to 0.00	1.95	-2.15 to -2.15
	2012		102	19.53 to 19.53	1,997	0.00 to 0.00	2.82	6.46 to 6.46

Core Bond Trust Series NAV	2016		3,635	16.76 to 16.76	60,928	0.00 to 0.00	2.10	2.73 to 2.73
	2015		3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014		397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87
	2013		260	15.34 to 15.34	3,988	0.00 to 0.00	2.81	-2.12 to -2.12
	2012		250	15.67 to 15.67	3,919	0.00 to 0.00	3.31	6.54 to 3.76

Core Strategy Trust Series I	2016		79	15.71 to 15.71	1,238	0.00 to 0.00	1.71	7.11 to 7.11
	2015		108	14.66 to 14.66	1,581	0.00 to 0.00	2.12	-0.11 to -0.11
	2014		124	14.68 to 14.68	1,821	0.00 to 0.00	2.39	6.10 to 6.10
	2013		133	13.84 to 13.84	1,835	0.00 to 0.00	2.64	19.16 to 19.16
	2012		18	11.61 to 11.61	211	0.00 to 0.00	3.34	12.53 to 12.53

Core Strategy Trust Series NAV	2016		9,568	15.78 to 15.78	150,977	0.00 to 0.00	2.19	7.16 to 7.16
	2015		9,236	14.73 to 14.73	136,012	0.00 to 0.00	2.36	-0.06 to -0.06
	2014		9,346	14.73 to 14.73	137,715	0.00 to 0.00	2.72	6.14 to 3.30
	2013		8,196	13.88 to 13.88	113,767	0.00 to 0.00	1.39	19.29 to 19.29
	2012		3,306	11.64 to 11.64	38,470	0.00 to 0.00	3.51	12.58 to 7.54

Emerging Markets Value Trust Series I	2016		202	13.47 to 13.47	2,721	0.00 to 0.00	2.16	18.00 to 18.00
	2015		189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	-19.07 to -19.07
	2014		198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	-5.50 to -5.50
	2013		230	14.93 to 14.93	3,435	0.00 to 0.00	1.24	-3.22 to -3.22
	2012		521	15.42 to 15.42	8,031	0.00 to 0.00	1.07	18.53 to 18.53

Emerging Markets Value Trust Series NAV	2016		2,747	10.83 to 10.83	29,733	0.00 to 0.00	2.26	18.09 to 18.09
	2015		2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	-19.05 to -19.05
	2014		2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	-5.37 to -7.51
	2013		1,849	11.97 to 11.97	22,122	0.00 to 0.00	1.52	-3.18 to -3.18
	2012		1,275	12.36 to 12.36	15,761	0.00 to 0.00	1.25	18.49 to 14.09

Equity Income Trust Series I	2016	(f)	794	50.99 to 50.99	40,460	0.00 to 0.00	2.21	19.13 to 19.13
	2015		892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	-6.75 to -6.75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Equity Income Trust Series I	2014		990	$45.90 to $45.90	$45,429	0.00% to 0.00%	1.82%	7.47% to 7.47%
	2013		1,079	42.71 to 42.71	46,083	0.00 to 0.00	1.85	30.05 to 30.05
	2012		1,258	32.84 to 32.84	41,314	0.00 to 0.00	2.05	17.36 to 17.36

Equity Income Trust Series NAV	2016	(g)	1,360	51.00 to 51.00	69,339	0.00 to 0.00	2.35	19.18 to 19.18
	2015		1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	-6.66 to -6.66
	2014		1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38
	2013		1,438	42.63 to 42.63	61,302	0.00 to 0.00	2.08	30.05 to 30.05
	2012		1,300	32.78 to 32.78	42,625	0.00 to 0.00	2.25	17.47 to 10.80

Financial Industries Trust Series I	2016		163	27.49 to 27.49	4,468	0.00 to 0.00	1.40	19.37 to 19.37
	2015		115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	-2.65 to -2.65
	2014		119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65
	2013		102	21.77 to 21.77	2,218	0.00 to 0.00	0.48	30.75 to 30.75
	2012		109	16.65 to 16.65	1,815	0.00 to 0.00	0.77	18.05 to 18.05

Financial Industries Trust Series NAV	2016		300	33.13 to 33.13	9,927	0.00 to 0.00	1.56	19.47 to 19.47
	2015		275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	-2.58 to -2.58
	2014		218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56
	2013		181	26.20 to 26.20	4,736	0.00 to 0.00	0.69	30.86 to 30.86
	2012		163	20.02 to 20.02	3,266	0.00 to 0.00	0.82	18.03 to 8.06

Franklin Templeton Founding Allocation Trust Series I	2016	(o)	0	14.76 to 14.76	0	0.00 to 0.00	2.97	7.99 to 7.99
	2015		27	13.67 to 13.67	371	0.00 to 0.00	2.75	-5.80 to -5.80
	2014		28	14.51 to 14.51	400	0.00 to 0.00	3.09	3.01 to 3.01
	2013		28	14.09 to 14.09	393	0.00 to 0.00	2.33	24.43 to 24.43
	2012		34	11.32 to 11.32	389	0.00 to 0.00	3.13	16.26 to 16.26

Franklin Templeton Founding Allocation Trust Series NAV	2016	(p)	0	14.82 to 14.82	0	0.00 to 0.00	2.84	8.09 to 8.09
	2015		3,225	13.71 to 13.71	44,210	0.00 to 0.00	3.05	-5.75 to -5.75
	2014		2,729	14.55 to 14.55	39,698	0.00 to 0.00	3.54	3.06 to -1.98
	2013		1,986	14.12 to 14.12	28,030	0.00 to 0.00	3.61	24.51 to 24.51
	2012		1,205	11.34 to 11.34	13,662	0.00 to 0.00	3.98	16.33 to 12.32

Fundamental All Cap Core Trust Series I	2016		26	41.10 to 41.10	1,085	0.00 to 0.00	0.59	8.34 to 8.34
	2015		27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014		25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75
	2013		51	33.23 to 33.23	1,694	0.00 to 0.00	1.03	35.88 to 35.88
	2012		32	24.46 to 24.46	793	0.00 to 0.00	0.76	23.52 to 23.52

Fundamental All Cap Core Trust Series NAV	2016		599	24.44 to 24.44	14,635	0.00 to 0.00	0.70	8.40 to 8.40
	2015		583	22.55 to 22.55	13,149	0.00 to 0.00	0.00	4.09 to 4.09
	2014		561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81
	2013		634	19.73 to 19.73	12,510	0.00 to 0.00	1.00	35.87 to 35.87
	2012		565	14.52 to 14.52	8,202	0.00 to 0.00	0.82	23.67 to 15.03

Fundamental Large Cap Value Trust Series I	2016		1,166	30.90 to 30.90	36,042	0.00 to 0.00	2.24	10.17 to 10.17
	2015		1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	-1.11 to -1.11
	2014		1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61
	2013		235	25.64 to 25.64	6,034	0.00 to 0.00	1.03	32.41 to 32.41
	2012		48	19.36 to 19.36	925	0.00 to 0.00	1.95	24.43 to 24.43

Fundamental Large Cap Value Trust Series NAV	2016		1,861	21.77 to 21.77	40,527	0.00 to 0.00	2.31	10.21 to 10.21
	2015		1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	-1.06 to -1.06
	2014		1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82
	2013		837	18.04 to 18.04	15,103	0.00 to 0.00	1.23	32.46 to 32.46
	2012		134	13.62 to 13.62	1,824	0.00 to 0.00	1.64	24.48 to 16.71

Global Bond Trust Series I	2016		169	30.53 to 30.53	5,168	0.00 to 0.00	0.00	3.05 to 3.05
	2015		178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	-3.50 to -3.50
	2014		197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28
	2013		220	30.02 to 30.02	6,602	0.00 to 0.00	0.46	-5.42 to -5.42
	2012		240	31.74 to 31.74	7,608	0.00 to 0.00	6.89	7.03 to 7.03

Global Bond Trust Series NAV	2016		874	30.66 to 30.66	26,791	0.00 to 0.00	0.00	3.15 to 3.15
	2015		777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	-3.51 to -3.51
	2014		754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to -1.88
	2013		753	30.08 to 30.08	22,656	0.00 to 0.00	0.50	-5.54 to -5.54
	2012		706	31.84 to 31.84	22,476	0.00 to 0.00	6.92	7.15 to 4.53

Global Trust Series I	2016		335	32.69 to 32.69	10,956	0.00 to 0.00	4.53	9.46 to 9.46
	2015		364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	-6.42 to -6.42
	2014		413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	-2.60 to -2.60
	2013		218	32.76 to 32.76	7,141	0.00 to 0.00	1.52	31.09 to 31.09
	2012		238	24.99 to 24.99	5,955	0.00 to 0.00	2.13	21.74 to 21.74

Global Trust Series NAV	2016		1,558	17.70 to 17.70	27,563	0.00 to 0.00	4.64	9.46 to 9.46
	2015		1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	-6.33 to -6.33
	2014		1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	-2.51 to -6.31
	2013		290	17.70 to 17.70	5,130	0.00 to 0.00	1.59	31.04 to 31.04
	2012		301	13.51 to 13.51	4,067	0.00 to 0.00	2.30	21.82 to 18.78

Health Sciences Trust Series I	2016		139	69.59 to 69.59	9,670	0.00 to 0.00	0.06	-10.57 to -10.57
	2015		163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Health Sciences Trust Series I	2014		215	$69.05 to $69.05	$14,819	0.00% to 0.00%	0.00%	31.83% to 31.83%
	2013		213	52.38 to 52.38	11,156	0.00 to 0.00	0.00	51.07 to 51.07
	2012		220	34.67 to 34.67	7,625	0.00 to 0.00	0.00	31.95 to 31.95

Health Sciences Trust Series NAV	2016		636	54.28 to 54.28	34,511	0.00 to 0.00	0.11	-10.54 to -10.54
	2015		635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014		556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97
	2013		484	40.81 to 40.81	19,734	0.00 to 0.00	0.00	51.24 to 51.24
	2012		353	26.99 to 26.99	9,520	0.00 to 0.00	0.00	31.93 to 12.19

High Yield Trust Series I	2016		376	34.12 to 34.12	12,841	0.00 to 0.00	6.98	16.26 to 16.26
	2015		402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	-8.32 to -8.32
	2014		440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11
	2013		471	31.97 to 31.97	15,052	0.00 to 0.00	6.56	8.52 to 8.52
	2012		493	29.46 to 29.46	14,511	0.00 to 0.00	8.05	18.99 to 18.99

High Yield Trust Series NAV	2016		1,277	22.57 to 22.57	28,818	0.00 to 0.00	7.22	16.56 to 16.56
	2015		1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	-8.38 to -8.38
	2014		1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to -3.67
	2013		1,109	21.14 to 21.14	23,434	0.00 to 0.00	6.84	8.68 to 8.68
	2012		993	19.45 to 19.45	19,318	0.00 to 0.00	8.73	19.07 to 9.73

International Core Trust Series I	2016	(m)	0	20.89 to 20.89	0	0.00 to 0.00	25.29	1.23 to 1.23
	2015		672	20.63 to 20.63	13,869	0.00 to 0.00	2.99	-5.45 to -5.45
	2014		599	21.82 to 21.82	13,075	0.00 to 0.00	3.52	-6.70 to -6.70
	2013		627	23.39 to 23.39	14,659	0.00 to 0.00	2.78	25.00 to 25.00
	2012		739	18.71 to 18.71	13,837	0.00 to 0.00	2.85	15.05 to 15.05

International Core Trust Series NAV	2016	(n)	0	15.40 to 15.40	0	0.00 to 0.00	22.77	1.25 to 1.25
	2015		1,025	15.21 to 15.21	15,589	0.00 to 0.00	3.40	-5.32 to -5.32
	2014		669	16.07 to 16.07	10,739	0.00 to 0.00	3.79	-6.76 to -11.03
	2013		538	17.23 to 17.23	9,260	0.00 to 0.00	3.16	25.13 to 25.13
	2012		413	13.77 to 13.77	5,691	0.00 to 0.00	3.14	16.10 to 15.16

International Equity Index Trust B Series I	2016		983	11.39 to 11.39	11,186	0.00 to 0.00	2.65	4.45 to 4.45
	2015		1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	-5.91 to -5.91
	2014		1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	-4.61 to -4.61
	2013		1,158	12.14 to 12.14	14,066	0.00 to 0.00	2.39	14.56 to 14.56
	2012		1,304	10.60 to 10.60	13,820	0.00 to 0.00	7.00	6.02 to 6.02

International Equity Index Trust B Series NAV	2016		1,121	44.68 to 44.68	50,084	0.00 to 0.00	2.77	4.43 to 4.43
	2015		1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	-5.80 to -5.80
	2014		865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	-4.57 to -7.23
	2013		750	47.59 to 47.59	35,683	0.00 to 0.00	2.68	14.54 to 14.54
	2012		636	41.55 to 41.55	26,411	0.00 to 0.00	1.60	17.76 to 15.48

International Growth Stock Trust Series I	2016		194	11.98 to 11.98	2,326	0.00 to 0.00	1.82	-1.31 to -1.31
	2015		135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	-2.27 to -2.27
	2014		152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20
	2013		190	12.40 to 12.40	2,353	0.00 to 0.00	1.23	19.10 to 19.10
	2012		201	10.41 to 10.41	2,094	0.00 to 0.00	4.09	4.08 to 4.08

International Growth Stock Trust Series NAV	2016		1,173	12.01 to 12.01	14,093	0.00 to 0.00	1.95	-1.19 to -1.19
	2015		820	12.16 to 12.16	9,961	0.00 to 0.00	1.86	-2.23 to -2.23
	2014		656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to -2.81
	2013		594	12.41 to 12.41	7,373	0.00 to 0.00	1.26	19.18 to 19.18
	2012		582	10.41 to 10.41	6,055	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2016		373	15.83 to 15.83	5,904	0.00 to 0.00	2.13	4.90 to 4.90
	2015		391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014		427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	-6.89 to -6.89
	2013		526	15.22 to 15.22	8,002	0.00 to 0.00	2.07	26.34 to 26.34
	2012		529	12.04 to 12.04	6,367	0.00 to 0.00	1.43	19.20 to 19.20

International Small Company Trust Series NAV	2016		1,306	15.89 to 15.89	20,743	0.00 to 0.00	2.04	4.95 to 4.95
	2015		1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014		878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	-6.85 to -10.48
	2013		709	15.23 to 15.23	10,807	0.00 to 0.00	2.05	26.30 to 26.30
	2012		599	12.06 to 12.06	7,223	0.00 to 0.00	1.42	19.23 to 12.82

International Value Trust Series I	2016		1,005	24.78 to 24.78	24,904	0.00 to 0.00	3.47	12.24 to 12.24
	2015		535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	-7.81 to -7.81
	2014		623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	-12.51 to -12.51
	2013		648	27.37 to 27.37	17,721	0.00 to 0.00	1.71	26.15 to 26.15
	2012		682	21.70 to 21.70	14,799	0.00 to 0.00	2.68	19.38 to 19.38

International Value Trust Series NAV	2016		2,242	15.99 to 15.99	35,853	0.00 to 0.00	3.12	12.20 to 12.20
	2015		1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	-7.72 to -7.72
	2014		1,399	15.44 to 15.44	21,595	0.00 to 0.00	3.03	-12.47 to -14.40
	2013		1,144	17.64 to 17.64	20,190	0.00 to 0.00	1.96	26.21 to 26.21
	2012		1,042	13.98 to 13.98	14,566	0.00 to 0.00	2.90	19.59 to 19.36

Investment Quality Bond Trust Series I	2016		297	35.03 to 35.03	10,410	0.00 to 0.00	2.27	4.29 to 4.29
	2015		321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	-0.82 to -0.82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Investment Quality Bond Trust Series I	2014		361	$33.87 to $33.87	$12,238	0.00% to 0.00%	2.96%	5.48% to 5.48%
	2013		396	32.11 to 32.11	12,718	0.00 to 0.00	3.68	-1.92 to -1.92
	2012		449	32.74 to 32.74	14,702	0.00 to 0.00	1.93	7.59 to 7.59

Investment Quality Bond Trust Series NAV	2016		763	16.55 to 16.55	12,629	0.00 to 0.00	2.51	4.26 to 4.26
	2015		674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	-0.68 to -0.68
	2014		534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04
	2013		467	15.14 to 15.14	7,074	0.00 to 0.00	3.98	-1.88 to -1.88
	2012		457	15.43 to 15.43	7,049	0.00 to 0.00	2.26	7.66 to 4.09

Lifestyle Aggressive MVP Series I	2016		451	29.91 to 29.91	13,493	0.00 to 0.00	1.67	1.95 to 1.95
	2015		487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	-5.85 to -5.85
	2014		529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40
	2013		754	30.72 to 30.72	23,176	0.00 to 0.00	2.98	26.72 to 26.72
	2012		615	24.25 to 24.25	14,901	0.00 to 0.00	1.34	16.61 to 16.61

Lifestyle Aggressive MVP Series NAV	2016		9,109	17.93 to 17.93	163,300	0.00 to 0.00	1.71	1.89 to 1.89
	2015		9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	-5.79 to -5.79
	2014		9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53
	2013		9,085	18.39 to 18.39	167,093	0.00 to 0.00	2.60	26.77 to 26.77
	2012		8,833	14.51 to 14.51	128,138	0.00 to 0.00	1.58	16.67 to 9.51

Lifestyle Aggressive Trust PS Series NAV	2016		196	11.65 to 11.65	2,279	0.00 to 0.00	2.87	9.59 to 9.59
	2015		80	10.63 to 10.63	853	0.00 to 0.00	2.03	-1.51 to -1.51
	2014		48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced MVP Series I	2016		1,543	36.21 to 36.21	55,881	0.00 to 0.00	2.05	4.79 to 4.79
	2015		1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	-2.25 to -2.25
	2014		1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29
	2013		1,952	33.89 to 33.89	66,175	0.00 to 0.00	2.81	12.78 to 12.78
	2012		2,024	30.05 to 30.05	60,830	0.00 to 0.00	2.18	11.87 to 11.87

Lifestyle Balanced MVP Series NAV	2016		22,207	18.02 to 18.02	400,325	0.00 to 0.00	2.20	4.91 to 4.91
	2015		22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	-2.20 to -2.20
	2014		21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81
	2013		20,832	16.85 to 16.85	351,050	0.00 to 0.00	3.11	12.89 to 12.89
	2012		18,390	14.93 to 14.93	274,505	0.00 to 0.00	2.56	11.90 to 6.76

Lifestyle Balanced Trust PS Series NAV	2016		4,011	11.39 to 11.39	45,689	0.00 to 0.00	2.94	6.17 to 6.17
	2015		2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014		961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative MVP Series I	2016		90	36.69 to 36.69	3,292	0.00 to 0.00	2.24	4.58 to 4.58
	2015		109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014		119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02
	2013		150	33.39 to 33.39	5,019	0.00 to 0.00	2.92	3.87 to 3.87
	2012		223	32.15 to 32.15	7,186	0.00 to 0.00	3.03	8.52 to 8.52

Lifestyle Conservative MVP Series NAV	2016		1,978	17.17 to 17.17	33,973	0.00 to 0.00	2.41	4.53 to 4.53
	2015		1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014		2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14
	2013		1,857	15.62 to 15.62	29,023	0.00 to 0.00	3.47	3.99 to 3.99
	2012		1,865	15.02 to 15.02	28,021	0.00 to 0.00	3.26	8.55 to 4.72

Lifestyle Conservative Trust PS Series NAV	2016		258	11.07 to 11.07	2,857	0.00 to 0.00	5.16	4.36 to 4.36
	2015		58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014		18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth MVP Series I	2016		2,108	33.16 to 33.16	69,872	0.00 to 0.00	1.82	3.34 to 3.34
	2015		2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	-4.53 to -4.53
	2014		2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16
	2013		2,937	32.90 to 32.90	96,619	0.00 to 0.00	2.43	19.34 to 19.34
	2012		3,225	27.57 to 27.57	88,889	0.00 to 0.00	1.82	13.87 to 13.87

Lifestyle Growth MVP Series NAV	2016		30,781	17.78 to 17.78	547,356	0.00 to 0.00	1.95	3.38 to 3.38
	2015		31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	-4.55 to -4.55
	2014		30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59
	2013		28,942	17.62 to 17.62	509,912	0.00 to 0.00	2.72	19.38 to 19.38
	2012		26,401	14.76 to 14.76	389,619	0.00 to 0.00	2.03	13.91 to 7.98

Lifestyle Growth Trust PS Series I	2016	(h)	49	10.20 to 10.20	501	0.00 to 0.00	9.77	1.99 to 1.99

Lifestyle Growth Trust PS Series NAV	2016		8,684	11.59 to 11.59	100,607	0.00 to 0.00	3.93	7.22 to 1.99
	2015		2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014		1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate MVP Series I	2016		364	37.46 to 37.46	13,629	0.00 to 0.00	2.13	5.30 to 5.30
	2015		380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	-0.91 to -0.91
	2014		428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94
	2013		511	34.21 to 34.21	17,487	0.00 to 0.00	2.97	10.22 to 10.22
	2012		539	31.04 to 31.04	16,738	0.00 to 0.00	2.53	10.67 to 10.67

Lifestyle Moderate MVP Series NAV	2016		4,728	18.03 to 18.03	85,239	0.00 to 0.00	2.23	5.25 to 5.25
	2015		4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	-0.86 to -0.86

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Moderate MVP Series NAV	2014		4,639	$17.27 to $17.27	$80,144	0.00% to 0.00%	3.06%	4.99% to 2.38%
	2013		4,291	16.45 to 16.45	70,619	0.00 to 0.00	3.23	10.26 to 10.26
	2012		3,741	14.92 to 14.92	55,826	0.00 to 0.00	2.75	10.70 to 5.97

Lifestyle Moderate Trust PS Series NAV	2016		1,181	11.29 to 11.29	13,334	0.00 to 0.00	3.26	5.54 to 5.54
	2015		673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014		269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88
	2013		3	10.08 to 10.08	28	0.00 to 0.00	0.00	0.84 to 0.84

M Capital Appreciation (e)	2016		151	96.21 to 96.21	14,508	0.00 to 0.00	0.00	21.06 to 21.06
	2015		151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	-6.58 to -6.58
	2014		128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01
	2013		123	75.67 to 75.67	9,332	0.00 to 0.00	0.00	39.20 to 39.20
	2012		114	54.36 to 54.36	6,201	0.00 to 0.00	0.33	17.43 to 8.43

M International Equity (e)	2016		368	31.73 to 31.73	11,682	0.00 to 0.00	1.14	-0.05 to -0.05
	2015		409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	-3.94 to -3.94
	2014		328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	-7.06 to -10.07
	2013		298	35.56 to 35.56	10,597	0.00 to 0.00	2.57	16.32 to 16.32
	2012		200	30.57 to 30.57	6,117	0.00 to 0.00	2.22	20.68 to 14.03

M Large Cap Growth (e)	2016		237	52.82 to 52.82	12,511	0.00 to 0.00	0.00	-2.32 to -2.32
	2015		243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70
	2014		250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21
	2013		235	45.56 to 45.56	10,727	0.00 to 0.00	0.59	36.15 to 36.15
	2012		204	33.46 to 33.46	6,838	0.00 to 0.00	0.05	19.31 to 7.49

M Large Cap Value (e)	2016		451	25.98 to 25.98	11,704	0.00 to 0.00	2.03	9.64 to 9.64
	2015		423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	-0.66 to -0.66
	2014		396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84
	2013		354	21.75 to 21.75	7,698	0.00 to 0.00	2.84	34.22 to 34.22
	2012		299	16.20 to 16.20	4,843	0.00 to 0.00	0.81	17.29 to 10.97

Mid Cap Index Trust Series I	2016		322	49.24 to 49.24	15,865	0.00 to 0.00	1.16	20.11 to 20.11
	2015		315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	-2.60 to -2.60
	2014		343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35
	2013		399	38.49 to 38.49	15,339	0.00 to 0.00	1.07	33.03 to 33.03
	2012		412	28.93 to 28.93	11,921	0.00 to 0.00	1.42	17.48 to 17.48

Mid Cap Index Trust Series NAV	2016		1,331	32.32 to 32.32	43,027	0.00 to 0.00	1.33	20.17 to 20.17
	2015		1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	-2.54 to -2.54
	2014		1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47
	2013		955	25.23 to 25.23	24,098	0.00 to 0.00	1.23	33.09 to 33.09
	2012		784	18.95 to 18.95	14,859	0.00 to 0.00	1.61	17.54 to 8.00

Mid Cap Stock Trust Series I	2016		522	35.09 to 35.09	18,317	0.00 to 0.00	0.00	0.59 to 0.59
	2015		578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00
	2014		644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02
	2013		667	31.35 to 31.35	20,921	0.00 to 0.00	0.04	36.82 to 36.82
	2012		725	22.92 to 22.92	16,622	0.00 to 0.00	0.00	22.21 to 22.21

Mid Cap Stock Trust Series NAV	2016		321	76.41 to 76.41	24,502	0.00 to 0.00	0.00	0.58 to 0.58
	2015		347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014		317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11
	2013		279	68.19 to 68.19	18,991	0.00 to 0.00	0.07	36.84 to 36.84
	2012		260	49.83 to 49.83	12,945	0.00 to 0.00	0.00	22.34 to 8.31

Mid Value Trust Series I	2016		453	31.12 to 31.12	14,082	0.00 to 0.00	1.14	24.02 to 24.02
	2015		482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	-3.43 to -3.43
	2014		521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60
	2013		553	23.49 to 23.49	12,998	0.00 to 0.00	1.04	31.39 to 31.39
	2012		650	17.88 to 17.88	11,629	0.00 to 0.00	0.84	19.53 to 19.53

Mid Value Trust Series NAV	2016		560	47.84 to 47.84	26,795	0.00 to 0.00	1.29	24.09 to 24.09
	2015		479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	-3.41 to -3.41
	2014		491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90
	2013		455	36.05 to 36.05	16,387	0.00 to 0.00	1.09	31.47 to 31.47
	2012		446	27.42 to 27.42	12,226	0.00 to 0.00	0.91	19.54 to 12.75

Money Market Trust B Series NAV	2016	(q)	0	17.38 to 17.38	0	0.00 to 0.00	0.14	0.05 to 0.05
	2015		6,238	17.37 to 17.37	108,387	0.00 to 0.00	0.00	0.00 to 0.00
	2014		5,079	17.37 to 17.37	88,240	0.00 to 0.00	0.00	0.00 to 0.00
	2013		5,806	17.37 to 17.37	100,876	0.00 to 0.00	0.01	0.01 to 0.01
	2012		6,223	17.37 to 17.37	108,102	0.00 to 0.00	0.04	0.03 to 0.03

Money Market Trust Series I	2016		1,421	24.69 to 24.69	35,040	0.00 to 0.00	0.07	0.08 to 0.08
	2015		1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014		1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00
	2013		1,712	24.66 to 24.66	42,210	0.00 to 0.00	0.00	0.01 to 0.01
	2012		1,836	24.66 to 24.66	45,255	0.00 to 0.00	0.00	0.01 to 0.01

Money-Market Trust Series NAV	2016	(e)	11,007	10.00 to 10.00	110,182	0.00 to 0.00	0.16	0.05 to 0.05

PIMCO All Asset (e)	2016		1,370	22.84 to 16.18	22,914	0.00 to 0.00	2.31	12.59 to 12.59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
PIMCO All Asset (e)	2015		1,439	$20.28 to $14.37	$21,371	0.00% to 0.00%	3.01%	-9.31% to -9.32%
	2014		1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to -3.88
	2013		1,894	22.31 to 15.81	31,105	0.00 to 0.00	4.52	-0.10 to -0.10
	2012		1,340	22.34 to 15.82	22,540	0.00 to 0.00	4.81	14.65 to 9.24

Real Estate Securities Trust Series I	2016		152	182.34 to 182.34	27,761	0.00 to 0.00	3.34	6.92 to 6.92
	2015		173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014		191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73
	2013		198	126.09 to 126.09	24,973	0.00 to 0.00	1.84	-0.10 to -0.10
	2012		217	126.22 to 126.22	27,346	0.00 to 0.00	1.69	17.26 to 17.26

Real Estate Securities Trust Series NAV	2016		347	152.74 to 152.74	53,069	0.00 to 0.00	3.56	6.96 to 6.96
	2015		332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014		283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03
	2013		236	105.43 to 105.43	24,887	0.00 to 0.00	2.07	-0.05 to -0.05
	2012		193	105.48 to 105.48	20,360	0.00 to 0.00	1.92	17.33 to 4.78

Real Return Bond Trust Series I	2016	(k)	0	21.85 to 21.85	0	0.00 to 0.00	0.00	3.91 to 3.91
	2015		169	21.03 to 21.03	3,545	0.00 to 0.00	6.37	-2.95 to -2.95
	2014		156	21.67 to 21.67	3,389	0.00 to 0.00	2.92	4.76 to 4.76
	2013		185	20.69 to 20.69	3,835	0.00 to 0.00	2.43	-9.28 to -9.28
	2012		209	22.80 to 22.80	4,773	0.00 to 0.00	1.73	8.86 to 8.86

Real Return Bond Trust Series NAV	2016	(l)	0	15.07 to 15.07	0	0.00 to 0.00	0.00	3.92 to 3.92
	2015		1,023	14.50 to 14.50	14,835	0.00 to 0.00	6.71	-2.94 to -2.94
	2014		779	14.94 to 14.94	11,637	0.00 to 0.00	2.88	4.88 to 0.73
	2013		932	14.24 to 14.24	13,267	0.00 to 0.00	2.66	-9.25 to -9.25
	2012		939	15.69 to 15.69	14,743	0.00 to 0.00	1.91	8.86 to 4.13

Science & Technology Trust Series I	2016		431	39.20 to 39.20	16,892	0.00 to 0.00	0.00	8.39 to 8.39
	2015		547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014		557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89
	2013		576	30.02 to 30.02	17,289	0.00 to 0.00	0.00	43.53 to 43.53
	2012		624	20.92 to 20.92	13,043	0.00 to 0.00	0.00	10.45 to 10.45

Science & Technology Trust Series NAV	2016		631	31.10 to 31.10	19,631	0.00 to 0.00	0.00	8.41 to 8.41
	2015		631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014		486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95
	2013		387	23.78 to 23.78	9,206	0.00 to 0.00	0.00	43.55 to 43.55
	2012		356	16.57 to 16.57	5,900	0.00 to 0.00	0.00	10.54 to 1.76

Short Term Government Income Trust Series I	2016		541	10.75 to 10.75	5,814	0.00 to 0.00	1.69	0.57 to 0.57
	2015		576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014		592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15
	2013		775	10.50 to 10.50	8,144	0.00 to 0.00	1.94	-0.86 to -0.86
	2012		865	10.59 to 10.59	9,162	0.00 to 0.00	1.59	1.21 to 1.21

Short Term Government Income Trust Series NAV	2016		1,541	10.79 to 10.79	16,626	0.00 to 0.00	1.83	0.63 to 0.63
	2015		1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014		1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39
	2013		1,140	10.52 to 10.52	11,994	0.00 to 0.00	2.11	-0.74 to -0.74
	2012		1,488	10.60 to 10.60	15,775	0.00 to 0.00	1.71	1.18 to 0.55

Small Cap Growth Trust Series I	2016		85	25.77 to 25.77	2,196	0.00 to 0.00	0.00	2.29 to 2.29
	2015		103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	-8.85 to -8.85
	2014		94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57
	2013		101	25.69 to 25.69	2,592	0.00 to 0.00	0.00	44.08 to 44.08
	2012		102	17.83 to 17.83	1,814	0.00 to 0.00	0.00	16.47 to 16.47

Small Cap Growth Trust Series NAV	2016		565	30.58 to 30.58	17,276	0.00 to 0.00	0.00	2.27 to 2.27
	2015		558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	-8.78 to -8.78
	2014		510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60
	2013		481	30.46 to 30.46	14,645	0.00 to 0.00	0.00	44.22 to 44.22
	2012		420	21.12 to 21.12	8,867	0.00 to 0.00	0.00	16.53 to 4.70

Small Cap Index Trust Series I	2016		256	37.55 to 37.55	9,614	0.00 to 0.00	1.15	20.98 to 20.98
	2015		267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	-4.58 to -4.58
	2014		291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59
	2013		308	31.10 to 31.10	9,568	0.00 to 0.00	1.43	38.61 to 38.61
	2012		332	22.43 to 22.43	7,449	0.00 to 0.00	2.03	16.09 to 16.09

Small Cap Index Trust Series NAV	2016		956	29.98 to 29.98	28,653	0.00 to 0.00	1.27	21.02 to 21.02
	2015		849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	-4.59 to -4.59
	2014		793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71
	2013		658	24.79 to 24.79	16,308	0.00 to 0.00	1.59	38.75 to 38.75
	2012		599	17.87 to 17.87	10,697	0.00 to 0.00	2.18	16.06 to 10.12

Small Cap Opportunities Trust Series I	2016		762	44.71 to 44.71	34,074	0.00 to 0.00	0.46	19.47 to 19.47
	2015		818	37.42 to 37.42	30,614	0.00 to 0.00	0.07	-5.17 to -5.17
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39
	2013		1,037	38.54 to 38.54	39,958	0.00 to 0.00	0.51	40.16 to 40.16
	2012		230	27.50 to 27.50	6,337	0.00 to 0.00	0.00	16.84 to 16.84

Small Cap Opportunities Trust Series NAV	2016		797	22.03 to 22.03	17,570	0.00 to 0.00	0.53	19.51 to 19.51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Opportunities Trust Series NAV	2015		769	$18.44 to $18.44	$14,181	0.00% to 0.00%	0.12%	-5.12% to -5.12%
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42
	2013		686	18.97 to 18.97	13,007	0.00 to 0.00	0.72	40.28 to 40.28
	2012		329	13.52 to 13.52	4,453	0.00 to 0.00	0.00	16.88 to 10.99

Small Cap Value Trust Series I	2016		177	29.76 to 29.76	5,266	0.00 to 0.00	0.68	22.67 to 22.67
	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	-1.36 to -1.36
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18
	2013		130	22.95 to 22.95	2,983	0.00 to 0.00	0.53	33.31 to 33.31
	2012		133	17.21 to 17.21	2,291	0.00 to 0.00	0.78	15.70 to 15.70

Small Cap Value Trust Series NAV	2016		406	83.77 to 83.77	34,010	0.00 to 0.00	0.79	22.68 to 22.68
	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	-1.31 to -1.31
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25
	2013		322	64.51 to 64.51	20,747	0.00 to 0.00	0.61	33.33 to 33.33
	2012		290	48.39 to 48.39	14,014	0.00 to 0.00	0.95	15.78 to 10.07

Small Company Value Trust Series I	2016		381	42.82 to 42.82	16,325	0.00 to 0.00	0.82	32.31 to 32.31
	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	-5.60 to -5.60
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11
	2013		433	34.24 to 34.24	14,836	0.00 to 0.00	1.67	31.61 to 31.61
	2012		512	26.02 to 26.02	13,314	0.00 to 0.00	0.25	16.30 to 16.30

Small Company Value Trust Series NAV	2016		844	28.53 to 28.53	24,090	0.00 to 0.00	0.87	32.33 to 32.33
	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	-5.51 to -5.51
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14
	2013		708	22.78 to 22.78	16,123	0.00 to 0.00	1.77	31.68 to 31.68
	2012		627	17.30 to 17.30	10,845	0.00 to 0.00	0.26	16.41 to 11.42

Strategic Income Opportunities Trust Series I	2016		307	27.48 to 27.48	8,445	0.00 to 0.00	2.36	5.12 to 5.12
	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22
	2014		354	25.83 to 25.83	9,149	0.00 to 0.00	4.28	5.06 to 5.06
	2013		400	24.58 to 24.58	9,826	0.00 to 0.00	5.65	3.82 to 3.82
	2012		416	23.68 to 23.68	9,845	0.00 to 0.00	6.76	12.86 to 12.86

Strategic Income Opportunities Trust Series NAV	2016		1,317	20.40 to 20.40	26,859	0.00 to 0.00	2.48	5.19 to 5.19
	2015		1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014		1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57
	2013		1,233	18.22 to 18.22	22,464	0.00 to 0.00	6.31	3.81 to 3.81
	2012		961	17.55 to 17.55	16,860	0.00 to 0.00	7.42	12.94 to 7.30

Total Bond Market Trust B Series NAV	2016		804	24.27 to 24.27	19,505	0.00 to 0.00	2.76	2.45 to 2.45
	2015		724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014		681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90
	2013		609	22.27 to 22.27	13,556	0.00 to 0.00	3.38	-2.44 to -2.44
	2012		684	22.83 to 22.83	15,614	0.00 to 0.00	1.72	4.08 to 2.03

Total Return Trust Series I	2015		0	30.63 to 30.63	0	0.00 to 0.00	38.47	2.04 to 2.04
	2014		648	30.02 to 30.02	19,444	0.00 to 0.00	3.14	4.74 to 4.74
	2013		764	28.66 to 28.66	21,908	0.00 to 0.00	2.94	-2.03 to -2.03
	2012		931	29.26 to 29.26	27,223	0.00 to 0.00	1.96	8.49 to 8.49

Total Return Trust Series NAV	2015		0	18.34 to 18.34	0	0.00 to 0.00	36.96	1.71 to 1.71
	2014		2,784	18.03 to 18.03	50,210	0.00 to 0.00	3.49	4.72 to 2.38
	2013		2,637	17.22 to 17.22	45,413	0.00 to 0.00	3.06	-1.98 to -1.98
	2012		2,846	17.57 to 17.57	50,008	0.00 to 0.00	2.25	8.57 to 4.25

Total Stock Market Index Trust Series I	2016		250	26.73 to 26.73	6,683	0.00 to 0.00	1.49	12.38 to 12.38
	2015		235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	-0.64 to -0.64
	2014		255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47
	2013		300	21.48 to 21.48	6,439	0.00 to 0.00	1.45	33.39 to 33.39
	2012		294	16.10 to 16.10	4,742	0.00 to 0.00	1.44	15.50 to 15.50

Total Stock Market Index Trust Series NAV	2016		436	89.11 to 89.11	38,852	0.00 to 0.00	1.55	12.38 to 12.38
	2015		387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	-0.53 to -0.53
	2014		306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79
	2013		247	71.52 to 71.52	17,696	0.00 to 0.00	1.62	33.45 to 33.45
	2012		149	53.59 to 53.59	8,001	0.00 to 0.00	1.66	15.56 to 7.92

U.S. Equity Trust Series I	2016	(i)	0	15.49 to 15.49	0	0.00 to 0.00	6.64	5.29 to 5.29
	2015		1,100	14.71 to 14.71	16,179	0.00 to 0.00	1.88	0.53 to 0.53
	2014		1,152	14.63 to 14.63	16,856	0.00 to 0.00	1.43	11.03 to 11.03
	2013		1,249	13.18 to 13.18	16,458	0.00 to 0.00	1.63	28.22 to 28.22
	2012		1,347	10.28 to 10.28	13,846	0.00 to 0.00	2.03	2.77 to 2.77

U.S. Equity Trust Series NAV	2016	(j)	0	15.52 to 15.52	0	0.00 to 0.00	7.36	5.36 to 5.36
	2015		598	14.73 to 14.73	8,811	0.00 to 0.00	2.19	0.52 to 0.52
	2014		500	14.66 to 14.66	7,330	0.00 to 0.00	1.65	11.07 to 7.43
	2013		444	13.20 to 13.20	5,861	0.00 to 0.00	1.84	28.36 to 28.36
	2012		391	10.28 to 10.28	4,020	0.00 to 0.00	2.04	6.03 to 2.81

Ultra Short Term Bond Trust Series I	2016		121	10.10 to 10.10	1,217	0.00 to 0.00	1.83	0.52 to 0.52
	2015		84	10.05 to 10.05	848	0.00 to 0.00	1.36	-0.04 to -0.04
	2014		62	10.05 to 10.05	620	0.00 to 0.00	1.61	-0.02 to -0.02

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Ultra Short Term Bond Trust Series I	2013	66	$10.05 to $10.05	$668	0.00% to 0.00%	1.43%	-0.07% to -0.07%
	2012	50	10.06 to 10.06	503	0.00 to 0.00	2.44	0.54 to 0.54

Ultra Short Term Bond Trust Series NAV	2016	386	10.14 to 10.14	3,917	0.00 to 0.00	1.57	0.67 to 0.67
	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to -0.14
	2013	268	10.07 to 10.07	2,699	0.00 to 0.00	1.29	-0.02 to -0.02
	2012	165	10.07 to 10.07	1,661	0.00 to 0.00	1.38	0.66 to 0.17

Utilities Trust Series I	2016	99	35.43 to 35.43	3,492	0.00 to 0.00	5.01	11.35 to 11.35
	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	-14.76 to -14.76
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59
	2013	148	33.15 to 33.15	4,922	0.00 to 0.00	2.06	20.57 to 20.57
	2012	186	27.50 to 27.50	5,122	0.00 to 0.00	4.11	13.66 to 13.66

Utilities Trust Series NAV	2016	542	28.37 to 28.37	15,390	0.00 to 0.00	4.82	11.43 to 11.43
	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	-14.79 to -14.79
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31
	2013	448	26.50 to 26.50	11,863	0.00 to 0.00	2.13	20.65 to 20.65
	2012	437	21.97 to 21.97	9,598	0.00 to 0.00	3.81	13.63 to 10.75

Value Trust Series I	2016	239	61.40 to 61.40	14,700	0.00 to 0.00	0.75	15.76 to 15.76
	2015	262	53.04 to 53.04	13,872	0.00 to 0.00	0.52	-8.89 to -8.89
	2014	290	58.21 to 58.21	16,879	0.00 to 0.00	0.47	9.82 to 9.82
	2013	317	53.01 to 53.01	16,826	0.00 to 0.00	0.77	35.40 to 35.40
	2012	359	39.15 to 39.15	14,061	0.00 to 0.00	0.80	17.42 to 17.42

Value Trust Series NAV	2016	550	28.66 to 28.66	15,757	0.00 to 0.00	0.84	15.79 to 15.79
	2015	535	24.75 to 24.75	13,232	0.00 to 0.00	0.61	-8.86 to -8.86
	2014	474	27.16 to 27.16	12,884	0.00 to 0.00	0.54	9.88 to 7.60
	2013	405	24.72 to 24.72	10,005	0.00 to 0.00	0.91	35.44 to 35.44
	2012	354	18.25 to 18.25	6,466	0.00 to 0.00	0.96	17.50 to 6.68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

(g)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

(h)	Sub-account available in prior year but no activity.

(i)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(k)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(l)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(n)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(p)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(q)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017.
(d) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-88748, filed with the Commission on August 20, 2002 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.
(e)(1) Specimen Application for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 7, file number 33-52310, filed with the Commission on April 26, 1996.
(2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 9, file number 33-52310, filed with the Commission on April 26, 1996.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission in April, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President

Name and Principal Business Address	Position with Depositor
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer – US Investments
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director
Linda A. Davis Watters 601 Congress Street Boston, MA 02210	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott*
Peter Gordon*
Timothy W. Ramza*
Halina K. von dem Hagen***	and Treasurer
Senior Vice Presidents
John C.S. Anderson**
Kevin J. Cloherty*

Steven F. Dorval*
Barbara Goose*	And Chief Marketing Officer
Gregory Mack*
William McPadden**
James O’Brien†††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Martin Sheerin*	and Chief Financial Officer
Anthony Teta**
Brooks Tingle**
Leo Zerilli*
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
William Ball**
William D. Bertrand**
Ann Birle*****
Stephen J. Blewitt**

Name and Principal Business Address	Position with Depositor
Alan Block*
Robert Boyda**
Grant Buchanan***
Daniel C. Budde**
Rick A. Carlson*
Bob Carroll**
Brian Collins*
Paul M. Crowley**
John J. Danello*
Brent Dennis**
Robert Donahue*****
Melvyn D’Souza	Vice President, Treasury
Paul Gallagher*
Ann Gencarella**
Richard Harris***	and Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
David Kroach***
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
E. David Pemstein
Charlie Philbrook	and Chief Risk Officer
David Plumb*
Tracey Polsgrove*
Jill Rebman***
George Revoir*
Keri Rogers*****
Andrew Ross****
Lisa Anne Ryan†††
Thomas Samoluk*
Gordon Shone*
Susan Simi**
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*	and Controller
Peter de Vries***
R. Blake Witherington**
Henry Wong**
*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
††††Principal Business is 101 Huntington Avenue, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2016

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[4]
Manulife Property Limited Partnership II (Ontario)[5]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
98%
72%
Manulife Asset Management (Thailand) Company Limited (Thailand)
28%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
100%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
99.9%
John Hancock Advisers, LLC[2] (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Michael Doughty**	Chairman, Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
Brian Collins*	Vice President, US Taxation
John Bryson*	Assistant Vice President
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President, Chief Compliance Officer
David Pickett*	Assistant Vice President, General Counsel
Halina K. von dem Hagen***	Executive Vice President and Treasurer
Melvyn D’Souza***	Vice President, Treasury
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 25th day of April, 2017.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2017.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Craig Bromley	Director
* Thomas Borshoff	Director
* Paul M. Connolly	Director
* Ruth Ann Fleming	Director
* Michael Doughty	Director
* James D. Gallagher	Director
* Scott S. Hartz	Director
* Rex E. Schlaybaugh, Jr.	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, SPVL, and Protection VUL (“policies”).
500 Index B
Active Bond
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Growth PS
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
1

Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Accumulation VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.
2

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, EPVUL, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. Except for the 500 Index B portfolio, which offers NAV Class shares, all of the portfolios available under your policy offer Series 1 Class shares.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.52%, respectively.
Table of Investment Options and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from
3

portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
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Portfolio	Subadviser	Investment Objective
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
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Portfolio	Subadviser	Investment Objective
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*   The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
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The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s
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ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
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We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit
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under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, you may be subject to tax in the country or territory in which you reside. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.